          As filed with the Securities and Exchange Commission on April 25, 2014

                                            1933 Act Registration No. 333-144274
                                              1940 Act Registration No. 811-4160
                                                              CIK No. 0000757552

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM N-6

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Post-Effective Amendment No. 9

                  REGISTRATION STATEMENT UNDER THE
                   INVESTMENT COMPANY ACT OF 1940

                          Amendment No. 35

      LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A
                     (Exact Name of Registrant)

                      Lincoln Ensemble II VUL

             THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                        (Name of Depositor)

                    1300 South Clinton Street
                    Fort Wayne, Indiana 46802
      (Address of Depositor's principal executive offices)

                           Adam Ciongli
            The Lincoln National Life Insurance Company
                  150 North Radnor Chester Road
                        Radnor, PA 19087
               (Name and address of agent for service)

                             Copies to:
                          John L. Reizian
              The Lincoln National Life Insurance Company
                         350 Church Street
                         Hartford, CT 06103


Title and amount of Securities being registered:
Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. The Form 24F-2 for the December 31, 2013 was filed on March 24, 2014.

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective:

      Immediately upon filing pursuant to paragraph (b)
-----

  X   On May 1, 2014, pursuant to paragraph (b)
-----

      60 days after filing pursuant to paragraph (a)(1)
-----
      On (date), pursuant to paragraph (a)(1) of Rule 485.
-----
Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

                                 MAY 1, 2014



                           LINCOLN ENSEMBLE II VUL

          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      One Granite Place, Concord, New Hampshire 03301      800-487-1485
--------------------------------------------------------------------------------



This Prospectus describes the Lincoln ENSEMBLE II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by The Lincoln National Life Insurance Company ("we" or "Lincoln Life" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to Lincoln Life Flexible Premium Variable Life Account JF-A ("Separate Account JF-A" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of the Separate Account support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Division used to fund the Policy through the Separate Account. Each Division invests exclusively in a single Portfolio of one of the following open-end investment management companies:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
AMERICAN FUNDS INSURANCE SERIES
DELAWARE VIP TRUST

DWS INVESTMENTS VIT(R) FUNDS

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
GOLDMAN SACHS VARIABLE INSURANCE TRUST
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
MFS(R) VARIABLE INSURANCE TRUST
PIMCO VARIABLE INSURANCE TRUST

PROFUNDS(R) VP

T. ROWE PRICE EQUITY SERIES, INC.

VANGUARD(R) VARIABLE INSURANCE FUND


Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 487-1485 or by referring to the contact information provided by the Portfolio on the cover page of its summary prospectus.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS
---------------------------------------------------------------------



                                                 Page
                                                ------
POLICY BENEFITS/RISKS SUMMARY.................     3
POLICY RISKS..................................     4
PORTFOLIO RISKS...............................     6
FEE TABLES....................................     6
DEFINITIONS...................................    11
THE COMPANY...................................    12
THE SEPARATE ACCOUNT..........................    13
FUND PARTICIPATION AGREEMENTS.................    14
DISTRIBUTION OF THE POLICIES AND
   COMPENSATION...............................    15
INVESTMENT AND FIXED ACCOUNT
   OPTIONS....................................    17
   Separate Account Investments...............    17
   Investment Advisers and Objectives for
      Each of the Funds.......................    18
   Mixed and Shared Funding; Conflicts of
      Interest................................    23
   Fund Additions, Deletions or
      Substitutions...........................    23
   General Account............................    23
POLICY CHOICES................................    24
   General....................................    24
   Premium Payments...........................    24
   Modified Endowment Contract................    25
   Compliance with the Internal Revenue
      Code....................................    25
   Backdating.................................    25
   Allocation of Premiums.....................    25
   Death Benefit Options......................    26
   Transfers and Allocations to Funding
      Options.................................    27
   Telephone Transfers, Loans and
      Reallocations...........................    28
   Automated Transfers (Dollar Cost
      Averaging and Portfolio Rebalancing)....    29
POLICY VALUES.................................    29
   Accumulation Value.........................    29
   Unit Values................................    30
   Net Investment Factor......................    30
   Surrender Value............................    31
CHARGES & FEES................................    31
   Charges & Fees Assessed Against
      Premium.................................    31
   Charges & Fees Assessed Against
      Accumulation Value......................    31
   Charges & Fees Assessed Against the
      Separate Account........................    32
   Charges Deducted Upon Surrender............    32
   Surrender Charges on Surrenders and
      Withdrawals.............................    33



                                                   Page
                                                  ------
POLICY RIGHTS...................................     34
   Surrenders...................................     34
   Withdrawals..................................     34
   Systematic Disbursements Program.............     34
   Grace Period.................................     35
   Reinstatement of a Lapsed Policy.............     36
   Right to Defer Payment.......................     36
   Policy Loans.................................     36
   Policy Changes...............................     37
   Right of Policy Examination ("Free Look
      Period")..................................     38
   Maturity Benefit.............................     38
   Extension of Maturity Date...................     38
   Supplemental Benefits........................     39
DEATH BENEFIT...................................     40
POLICY SETTLEMENT...............................     40
   Settlement Options...........................
ADDITIONAL INFORMATION..........................     41
   Reports to Policyowners......................     41
   Right to Instruct Voting of Fund Shares......     41
   Disregard of Voting Instructions.............     42
   State Regulation.............................     42
   Restrictions on Financial Transactions.......     42
   Legal Matters................................     43
   Financial Statements.........................     43
   Employment Benefit Plans.....................     43
TAX MATTERS.....................................     43
   General......................................     43
   Federal Tax Status of the Company............     43
   Life Insurance Qualification.................     43
   Charges for Lincoln Life Income Taxes........     47
MISCELLANEOUS POLICY PROVISIONS.................     47
   The Policy...................................     47
   Payment of Benefits..........................     47
   Suicide and Incontestability.................     47
   Protection of Proceeds.......................     48
   Nonparticipation.............................     48
   Changes in Owner and Beneficiary;
      Assignment................................     48
   Misstatements................................     48
APPENDIX A--ILLUSTRATIONS OF
   ACCUMULATION VALUES, CASH
   VALUES AND DEATH BENEFITS....................    A-1



   THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

POLICY BENEFITS/RISKS SUMMARY
-------------------------------------------------------------

- POLICY BENEFITS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 12 and 13 below) defines certain words and phrases used in this prospectus.

   The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market.

- ISSUANCE AND UNDERWRITING

   We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the policy on the Policy Date.

- DEATH BENEFIT

   The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

   CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between two Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.



- ACCESS TO CASH VALUE

   LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

   PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.

   SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

- FLEXIBILITY OF PREMIUMS

   After you pay the initial premium, prior to the Maturity Date, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

- "FREE LOOK" PERIOD

   You have the right to examine and cancel your Policy by either returning it to our Service Office or to our representative within 10 days after you receive it, within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

- OWNERSHIP RIGHTS

   While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the

   Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-  SEPARATE ACCOUNT

   The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-  GENERAL ACCOUNT

   You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4.5% annual interest. We may declare higher interest rates, but are not obligated to do so.

-  TRANSFERS

   GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge the lesser of $25 or 10% of the amount transferred for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

   DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

   PORTFOLIO REBALANCING: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

-  SETTLEMENT OPTIONS

   There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-  CASH VALUE

   Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-  TAX BENEFITS

   Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-  SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.


POLICY RISKS
--------------------------------------------------------------------

- DATES

   The Policy specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date) refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.

- INVESTMENT RISK

   If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

-  POLICY VALUES IN THE GENERAL ACCOUNT

   If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4.5% per year.

   Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. See, "The Company", "The Separate Account" and the "General Account." The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits.

   Note that there are significant limitations on your right to transfer your Policy Value from the General Account and, due to these limitations, if you want to transfer all of your Policy Value from the General Account to one or more Divisions, it may take several years to do so. Therefore, you should carefully consider whether the General Account meets your investment needs.

-  SUITABILITY

   Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion or even exceed your Surrender Value. Accordingly, you should not purchase the Policy if you will need your Cash Value in a short period of time.

-  RISK OF LAPSE

   If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period if you make timely premium payments sufficient to cover the Monthly Deduction. Subject to certain conditions you may reinstate a lapsed
   Policy.

-  TAX RISKS

   Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

   Existing tax laws that benefit this Policy may change at any time.

-  WITHDRAWAL AND SURRENDER RISKS

   A Surrender Charge applies during the first ten Policy Years after the Policy Date and for ten years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

   A partial withdrawal will reduce Surrender Value and Death Benefit. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

   A surrender or partial withdrawal may have tax consequences.

-  LOAN RISKS

   Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

PORTFOLIO RISKS
-------------------------------------------------------------------

   Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

   The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES
----------------------------------------------------------------

   THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

---------------------------------------------------------------------------------------------------------------------------------
                              TRANSACTION FEES
---------------------------------------------------------------------------------------------------------------------------------
CHARGE                             WHEN CHARGE IS       AMOUNT DEDUCTED
                                   DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge (1)             Each Premium         2.5% of premium
                                   Payment
---------------------------------------------------------------------------------------------------------------------------------
Surrender Charge (2)               Policy surrender,    MAXIMUM = $60.55 per $1,000 of Specified Amount (Policy
                                   partial withdrawal,  surrendered in 1st Policy Year for male smoker age 85)
                                   or decrease in
                                   Specified Amount     MINIMUM = $0.10 per $1,000 of Specified Amount (Policy
                                   in first ten Policy  surrendered in 10th Policy Year, for female non-smoker, age 1)
                                   Years and first
                                   ten years after      For 36 year old, male non-smoker, Standard rating class:
                                   any increase in         $3.08 per $1,000 of Specified Amount in Policy Year 1,
                                   Specified Amount        declining to $0.51 per $1,000 of Specified Amount in Policy
                                                           Year 10
---------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                      Upon Transfer        $0 on first 12 transfers in each Policy Year; the lesser of $25 or 10% of the amount transferred thereafter.
---------------------------------------------------------------------------------------------------------------------------------
Withdrawal Charge                  Upon Withdrawal      The lesser of $25 or 2% of the partial withdrawal amount.
---------------------------------------------------------------------------------------------------------------------------------
In-force Policy Illustrations      Upon Request         $25 (3)
---------------------------------------------------------------------------------------------------------------------------------
Net Policy Loan Interest Rate (4)  Upon each Policy     Type A Loan: 0% (5)
                                   Anniversary or,      Type B Loan: 2% annually (5)
                                   when applicable,
                                   loan repayment,
                                   Policy surrender,
                                   reinstatement of
                                   Policy or death
                                   of the Insured
---------------------------------------------------------------------------------------------------------------------------------

(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability.
(2) This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. Your Policy's maximum initial surrender charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Guideline Annual Premium varies based on your Policy's Specified Amount, Issue Age, risk classification, and sex of the Insured. Your Policy's surrender charge will equal (1) the surrender charge factor shown in the table below for the Policy Year of the surrender, times (b) the lesser of

     (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factors are shown in the table below, declining to 0 after the 10th Policy Year:

                                                                              POLICY YEAR                 SURRENDER CHARGE FACTOR
                                                                            --------------               ------------------------
                                                                                  1-5                               .30
                                                                                   6                                .25
                                                                                   7                                .20
                                                                                   8                                .15
                                                                                   9                                .10
                                                                                  10                                .05
                                                                             11 and after                             0

     For more information and an example, see "Charges Deducted Upon Surrender" at page 28 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

     If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Charges Deducted Upon Surrender," beginning on page [28].

     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.
(3)  We currently waive this charge.
(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.
(5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is guaranteed not to exceed a maximum of 8% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is equal to the lesser of an annual rate of 6% or the interest rate currently credited to the General Account (which is guaranteed not to be less than 4.5% annually)). See "Policy Loans", beginning on page 30.

    THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

-------------------------------------------------------------------------------------
             PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-------------------------------------------------------------------------------------
CHARGE                          WHEN CHARGE IS      AMOUNT DEDUCTED
                                DEDUCTED
-------------------------------------------------------------------------------------
Cost of Insurance               Monthly on          $0.06 - $25.48 per $1,000
(per $1,000 of net              Monthly
amount at risk) (1)             Anniversary
                                Date                For 36 year old male non-smoker,
                                                    Standard rating class:
                                                        Current: $0.15 per $1,000
                                                        Guaranteed: $0.15 per $1,000
                                                        of Specified Amount
-------------------------------------------------------------------------------------
Mortality and Expense           Accrued Daily       0.90% annually
Risk Charge (2)
-------------------------------------------------------------------------------------
Administrative Expense          Monthly on          $6 per month
Charge                          Monthly
                                Anniversary
                                Date
-------------------------------------------------------------------------------------
Tax Charge                      Each Valuation      Currently none (3)
                                Period
-------------------------------------------------------------------------------------

(1) The cost of insurance charge varies based on the Insured's Issue Age, sex, smoking status, underwriting class, and Policy Year. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance," beginning on page 26.
    The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.
(2) The rate given is an effective annual rate.
(3) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page [27] below.

    CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

--------------------------------------------------------------------------------------------------------------------------
                               RIDER CHARGES
--------------------------------------------------------------------------------------------------------------------------
                                WHEN CHARGE IS       AMOUNT DEDUCTED
                                DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit        Monthly on           $0.07 - $0.16 per $1000 of Insurance Risk (1), (5)
                                the Monthly
                                Anniversary Date     36 year old male non-smoker, Standard rating class:
                                                        $0.07 per $1,000 of Insurance Risk
--------------------------------------------------------------------------------------------------------------------------
Automatic Increase              Monthly on           Maximum: $0.01 - $0.11 per $1000 of Initial Specified Amount (2), (5)
                                the Monthly
                                Anniversary Date     36 year old male non-smoker, Standard rating class:
                                                        $0.01 per $1,000 of Initial Specified Amount
--------------------------------------------------------------------------------------------------------------------------
Children's Term Insurance       Monthly on           $.50 per $1,000 of Death Benefit
                                the Monthly
                                Anniversary Date
--------------------------------------------------------------------------------------------------------------------------
Guaranteed Death Benefit        Monthly on           $0.01 per $1,000 of Specified Amount.
                                the Monthly
                                Anniversary Date
--------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability         Monthly on           $0.03 - $0.16 per $1,000 of Specified Amount (3), (5)
Rider                           the Monthly
                                Anniversary Date     36 year old male non-smoker, Standard rating class:
                                                        $0.12 per $1,000 of Specified Amount
--------------------------------------------------------------------------------------------------------------------------
Other Insured Term Rider        Monthly on           $0.07 - $4.21 per $1,000 of Death Benefit (4), (5)
                                the Monthly
                                Anniversary Date     36 year old female non-smoker, Preferred Plus rating class:
                                                        $0.13 per $1,000 of Death Benefit
--------------------------------------------------------------------------------------------------------------------------
Waiver of Specified             Monthly on           $.012 - $0.12 per $1000 of Specified Monthly Premium (1), (5)
Premium Rider                   the Monthly
                                Anniversary Date     36 year old male non-smoker, Standard rating class:
                                                        $0.12 per $1,000 of Specified Monthly Premium
--------------------------------------------------------------------------------------------------------------------------
Waiver of Premium               Monthly on           $0.01 - $0.29 per $1000 of Net Amount at Risk (1), (5)
Disability Rider                the Monthly
                                Anniversary Date     36 year old male non-smoker, Standard rating class:
                                                        $0.02 per $1,000 of Net Amount at Risk
--------------------------------------------------------------------------------------------------------------------------
Exchange of Insured Rider       At time              $1 per $1000 of Specified Amount to a maximum of $150
                                of exchange
--------------------------------------------------------------------------------------------------------------------------
Terminal Illness Accelerated                         No charge
Benefit Rider
--------------------------------------------------------------------------------------------------------------------------
Extension of Maturity                                No charge
Date Rider
--------------------------------------------------------------------------------------------------------------------------
Primary Insured Term Rider      Monthly on           $0.02 - $19.04 per $1000 of Death Benefit (1), (5)
                                the Monthly
                                Anniversary Date     36 year old male non-smoker, Preferred rating class:
                                                        $0.05 per $1,000 of Death Benefit
--------------------------------------------------------------------------------------------------------------------------

(1) The monthly rate for this rider is based on the Attained Age of the Insured.
(2) The monthly rate for this rider is based on the Issue Age of the Insured.
(3) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.
(4) This charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the Cost of Insurance charge on the Policy. See footnote (1) on page 7.
(5) The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

    THE FOLLOWING TABLE SHOWS THE ANNUAL FUND FEES AND EXPENSES THAT ARE DEDUCTED DAILY FROM THE PORTFOLIOS IN WHICH YOUR SUB-ACCOUNT INVESTS. THE TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY DURING THE TIME YOU OWN YOUR POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

    These fees and expenses may change at any time.


                                                  CHARGES ASSESSED
                                          AGAINST THE UNDERLYING FUNDS
------------------------------------------------------------------------------------------------------------
                                                                           MAXIMUM                  MINIMUM
                                                                          ----------               ---------
Total management fees, distribution and/or service (12b-1) fees,            1.92%(1)                 0.23%
and other expenses.
------------------------------------------------------------------------------------------------------------




(1) The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.20%. These waivers and reductions generally extend through April 30, 2015 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specific period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.


    The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

    Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

    Note that under rules adopted by the SEC, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund. In addition, these rules permit the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to adopt redemption fees to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold.

DEFINITIONS
-----------------------------------------------------------

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthdays.

ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The age of the Insured at the last Policy Anniversary.

BENEFICIARY--The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

CASH VALUE--The Accumulation Value less any Surrender Charge.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--The Lincoln National Life Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

DATE OF RECEIPT--Any Valuation Date on which a notice or premium payment, other than the initial premium payment is received at our Service Office.

DEATH BENEFIT--The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account JF-A which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSURED--The person on whose life the Policy is issued.

ISSUE AGE--The Age of the Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which we issue the Policy.

LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

MATURITY DATE--Unless otherwise specified, the Policy Anniversary nearest to the Insured's 95th birthday.

MINIMUM INITIAL PREMIUM--The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less the Premium Tax Charge.

POLICY--The life insurance contract described in this Prospectus.

POLICY DATE--The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.

POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT JF-A OR THE SEPARATE ACCOUNT--Lincoln Life Flexible Premium Variable Life Account JF-A (formerly known as JPF Separate Account A), a separate investment account we established for the purpose of funding the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you chose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used to determine the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

SURRENDER CHARGE--An amount we retain upon the surrender of the Policy, or a withdrawal.

SURRENDER VALUE--Cash Value less any Policy Debt.

TARGET PREMIUM--The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.


THE COMPANY
--------------------------------------------------

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and Rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. On

July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC"), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America. On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska. As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance.

The Policy, originally issued by JPFIC, will continue to be administered at the Service Office at One Granite Place, Concord, New Hampshire 03301; the telephone number will remain 800-487-1485.


At December 31, 2013 the Company and its subsidiaries had total assets of approximately $237.5 billion and had $540.2 billion of insurance in force, while total assets of Lincoln National Corporation were $236.9 billion


We write individual life insurance and annuities, which are subject to Indiana law governing insurance.

Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

HOW TO OBTAIN MORE INFORMATION. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 515, Concord, NH 03302-0515, or call 1-800-487-1485 for Customer Service. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lincolnfinancial.com.


THE SEPARATE ACCOUNT
--------------------------------------------------------

The Separate Account underlying the Policy is Lincoln Life Flexible Premium Variable Life Account JF-A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

The Separate Account was established under New Hampshire law on August 20, 1984. On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, the Separate Account (formerly known as JPF Separate Account A) was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the "Transfer") and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life. The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer. As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana. Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to you.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

DIVISIONS. The Policy presently offers fifty-five Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.


FUND PARTICIPATION AGREEMENTS
-------------------------------------------------------


In order to make the Portfolio available, Lincoln Life has entered into agreements with the trusts or corporations or their advisors or distributors. In some of these agreements, we must perform certain services for the Portfolio advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the portfolio; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.47% based upon the assets of a Portfolio attributable to the Policies. Additionally, a Portfolio's advisor and/or distributor (or its affiliate's) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Variable Portfolios, Inc., American Funds Insurance Series, DWS VIP Trust, Fidelity(R) Variable Insurance, Franklin Templeton Variable Insurance Products Trust, Lincoln Variable Insurance Products, Inc., PIMCO Variable Insurance Trust, ProFunds VP and T. Rowe Price Equity Series, Inc.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.


DISTRIBUTION OF THE POLICIES AND COMPENSATION
---------------------------------------------------------

The policy has been distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance with respect to policy renewal sales is 5% of all premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." "Non-cash compensation," as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers," who control access to certain selling offices for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

INVESTMENT AND FIXED ACCOUNT OPTIONS
-----------------------------------------------------------

   You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account or to a combination of the Divisions and the General Account.

   SELECTING INVESTMENT OPTIONS

   - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

   - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks. Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds.

   - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

- SEPARATE ACCOUNT INVESTMENTS

   The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.

   The Separate Account is currently divided into 55 divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:


   American Century Variable Portfolios, Inc.
   American Funds Insurance Series
   Delaware VIP(R) Trust
   DWS Investments VIT Funds
   Fidelity(R) Variable Insurance Products Fund ("VIP")
   Franklin Templeton Variable Insurance Products Trust
   Goldman Sachs Variable Insurance Trust
   Lincoln Variable Insurance Products Trust ("LVIP")
   MFS(R) Variable Insurance Trust
   PIMCO Variable Insurance Trust
   ProFunds(R) VP
   T. Rowe Price Equity Series, Inc.
   Vanguard(R) Variable Insurance Fund


   Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding)

   The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

   On April 30, 2007, as reflected in the tables beginning on the next page, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP"), became effective, and the assets and liabilities of the following JPVF portfolios were transferred to newly created series of LVIP: Capital Growth Portfolio, International Equity Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Strategic Growth Portfolio, World Growth Stock Portfolio and Small-Cap Value Portfolio. In addition, at that same date, the assets and liabilities of the Small Company Portfolio were transferred to the LVIP Small-Cap Index Fund following the approval of a change in investment objective. Finally, at that same date, the following JPVF portfolios were merged into LVIP series: High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio, and Money Market Portfolio.

-  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

   The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors") (formerly known as Jefferson Pilot Investment Advisory Corporation), an affiliate of the Company. Lincoln Investment Advisors and LVIP have contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

   American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Delaware Management Company ("DMC") is the investment adviser to the Delaware VIP Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the DWS Investment VIT Funds (formerly Scudder Investment VIT Funds). Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFunds Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granaham Investment Management, Inc. ("Granaham") and Granaham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index Portfolio and the Vanguard VIF REIT Index Portfolio, Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Franklin Templeton Variable Insurance Products Trust.



   Following are the investment objectives and managers for each of the
   Portfolios:


------------------------------------------------------------------------------------------------------------------------
                        PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------------
                                         LARGE GROWTH
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                           OBJECTIVE                                              MANAGER
------------------------------------------------------------------------------------------------------------------------
American Growth Fund (Class 2)           Capital growth                                         Capital Research and
                                                                                                Management Company
                                                                                                ("Capital")

Fidelity(R) VIP Growth Portfolio         To achieve capital appreciation.                       Fidelity Management &
   (Initial Class)                                                                              Research Company
                                                                                                ("FMR")

Goldman Sachs VIT Strategic Growth       Long-term growth of capital.                           Goldman Sachs
   Fund (Institutional Shares)                                                                  Asset Management, L.P.

LVIP Capital Growth Fund                 Capital growth.                                        Wellington Management
   (Standard Class)                                                                             Company, LLP
                                                                                                ("Wellington")

LVIP Delaware Growth and Income          To maximize long-term capital appreciation.            Delaware Management
   Fund(4) (Service Class)                                                                      Company
                                                                                                ("DMC")

LVIP T. Rowe Price Growth Stock Fund     Long-term capital growth.                              T. Rowe Price
   (Standard Class)                                                                             Associates, Inc.

ProFund(R) VP Large-Cap Growth           Investment results, before fees and expenses,          ProFund Advisors LLC
                                         that correspond to the performance of the              ("ProFund")
                                         S&P 500(R) Growth Index (the "index").
------------------------------------------------------------------------------------------------------------------------


                        LARGE CORE
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                            OBJECTIVE                                                MANAGER
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio   Long-term capital appreciation.                          FMR
   (Initial Class)

LVIP SSgA S&P 500 Index Fund(1)           To approximate as closely as practicable, before fees    State Street Global
   (Standard Class)                       and expenses, the total rate of return of common         Advisors (SSgA) Funds
                                          stocks publicly traded in the U.S. as represented        Management, Inc.
                                          by the S&P 500 Index.                                    ("SSgA")
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                        PORTFOLIO CHOICES
--------------------------------------------------------------------------------------------------------------------------
                                          LARGE VALUE
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                            OBJECTIVE                                                MANAGER
--------------------------------------------------------------------------------------------------------------------------
American Growth-Income Fund               Long term growth of capital and income.                  Capital
   (Class 2)

Fidelity(R) VIP Equity-Income Portfolio   Reasonable income with consideration of the              FMR
   (Initial Class)                        potential for capital appreciation.

LVIP MFS Value Fund                       Capital appreciation.                                    Massachusetts Financial
   (Standard Class)                                                                                Services Company
                                                                                                   ("MFS")

ProFund(R) VP Large-Cap Value             Investment results, before fees and expenses, that       ProFund
                                          correspond to the performance of
                                          the S&P 500(R) Value Index (the "index").
--------------------------------------------------------------------------------------------------------------------------


                        MID-CAP GROWTH
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                           MANAGER
-------------------------------------------------------------------------------------------------------------------
LVIP Columbia Small-Mid Cap            Capital appreciation.                               Columbia Management
   Growth RPM Fund (Standard Class)                                                        Investment Advisors, LLC
-------------------------------------------------------------------------------------------------------------------

                        MID-CAP CORE
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                           OBJECTIVE                                              MANAGER
---------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio        Long-term growth of capital                            FMR
   (Service Class 2)

Vanguard(R) VIF Mid-Cap                  To track the performance of a benchmark index          The Vanguard Group
   Index Portfolio                       that measures the investment return of
                                         mid-capitalization stocks.
---------------------------------------------------------------------------------------------------------------------

                        MID-CAP VALUE
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                           OBJECTIVE                                             MANAGER
---------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund           Long-term capital growth;                             American Century
   (Class II)                            Income is a secondary consideration.                  Investment
                                                                                               Management, Inc.

LVIP JPMorgan Mid-Cap Value              Long-term capital appreciation.                       J.P.Morgan Investment
   RPM Fund (Standard Class)                                                                   Management, Inc.

LVIP Mid-Cap Value Fund                  Long-term capital appreciation.                       Wellington
   (Standard Class)
---------------------------------------------------------------------------------------------------------------------

                        SMALL-CAP GROWTH
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                            OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP Portfolio         Replicate as closely as possible, before the           Deutsche
   (Class B)                              deduction of expenses, the performance
                                          of the Russell 2000(R)(2) Index which emphasizes
                                          stocks of small U.S. companies.

LVIP SSgA Small-Cap Index Fund            To approximate as closely as practicable, before fees  SSgA
   (Standard Class)                       and expenses, the performance of the
                                          Russell 2000(R)(2) Index, which emphasizes stock of
                                          small U.S. companies.

ProFund(R) VP Small-Cap Growth            Investment results, before fees and expenses, that     ProFund
                                          correspond to the performance of the
                                          S&P SmallCap 600(R) Growth Index.

Vanguard(R) VIF Small Company             To provide long-term capital appreciation.             The Vanguard Group
   Growth Portfolio
----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                        PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------
                                         SMALL-CAP VALUE
------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                           OBJECTIVE                                              MANAGER
------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value                 Long-term total return.                                Franklin Advisory
   VIP Fund (Class 2)                                                                           Services, LLC
   (Formerly FTVIP Franklin
   Small Cap Value Fund)

ProFund(R) VP Small-Cap Value            Investment results, before fees and expenses, that     ProFund
                                         correspond to the performance of the
                                         S&P SmallCap 600(R) Value Index (the "index").
------------------------------------------------------------------------------------------------------------------

                        INTERNATIONAL LARGE GROWTH
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                           OBJECTIVE                                             MANAGER
-----------------------------------------------------------------------------------------------------------------
American Century VP International        Capital growth.                                       American Century
   Fund (Class I)                                                                              Global Investment
                                                                                               Management, Inc.

LVIP MFS International Growth            Long-term capital appreciation.                       Marsico Capital
   Fund (Standard Class)                                                                       Management, LLC

ProFund(R) VP Asia 30                    Investment results, before fees and expenses, that    ProFund
                                         correspond to the performance of the
                                         ProFunds Asia 30 Index. ("the index")

ProFund(R) VP Europe 30                  Investment results, before fees and expenses, that    ProFund
                                         correspond to the performance of the
                                         Pro Funds Europe 30 Index. ("the index")
-----------------------------------------------------------------------------------------------------------------

                        INTERNATIONAL LARGE CORE
---------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                           MANAGER
---------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth RPM Fund         Long-term capital growth.                           Templeton Investment
   (Standard Class)                                                                        Counsel, LLC
---------------------------------------------------------------------------------------------------------------


                        INTERNATIONAL LARGE VALUE
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                          OBJECTIVE                                            MANAGER
-------------------------------------------------------------------------------------------------------------------
Templeton Foreign VIP                   Long-term capital growth.                            Templeton Investment
   Fund (Class I)                                                                            Counsel, LLC
   (Formerly FTVIP Templeton
   Foreign Securities Fund)
-------------------------------------------------------------------------------------------------------------------


                        SECTOR
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                               OBJECTIVE                                                  MANAGER
------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series                     Total return.                                              MFS
   (Initial Class)

ProFund(R) VP Financials                     Investment results, before fees and expenses, that         ProFund
                                             correspond to the performance of the Dow Jones
                                             U.S. Financials(SM) Index (the "index").

ProFund(R) VP Health Care                    Investment results, before fees and expenses, that         ProFund
                                             correspond to the performance of the Dow Jones
                                             U.S. Healthcare(SM) Index (the "index").

ProFund(R) VP Technology                     Investment results, before fees and expenses, that         ProFund
                                             correspond to the performance of the Dow Jones
                                             U.S. Technology(SM) Index (the "index").

Vanguard(R) VIF REIT Index                   To provide a high level of income and moderate             The Vanguard Group
   Portfolio                                 long-term capital appreciation by tracking the
                                             performance of a benchmark index that measures
                                             the performance of publicly traded equity REITS.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                        PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------
                                          FIXED INCOME
------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                            OBJECTIVE                                               MANAGER
------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond     As a high level of current income as is consistent      FMR
   Portfolio (Service Class 2)            with the preservation of capital

LVIP Delaware Bond Fund(4)                Maximum current income (yield) consistent with          DMC
   (Service Class)                        a prudent investment strategy.

Delaware VIP(R) High Yield Series(3)      Total return and, as a secondary objective, high        DMC
   (Standard Class)                       current income.

PIMCO VIT Total Return Portfolio          Maximum total return, consistent with preservation      PIMCO
   (Administrative Class)                 of capital and prudent investment management.

ProFund(R) VP Rising Rates Opportunity    Daily investment results, before fees and expenses,     ProFund
                                          that correspond to one and one-quarter times the
                                          inverse (-1.25%) of the daily movement of the
                                          most recently issued 30-year U.S. Treasury Bond.

ProFund(R) VP U.S. Government Plus        Daily results that correspond to one and one-quarter    ProFund
                                          times the daily price movement of the most recently
                                          issued 30-year U.S. Treasury Bond.
------------------------------------------------------------------------------------------------------------

                        ASSET ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                             OBJECTIVE                                               MANAGER
-------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation(R)                A combination of current income and preservation        DMC
   Conservative Allocation Fund(4)         of capital with capital appreciation.
   (Service Class)

LVIP Managed Risk Profile Conservative     High level current income with some consideration       Lincoln Investment
   Fund(5) (Standard Class)                given to growth of capital.                             Advisors Corporation
                                                                                                   ("LVIP")

LVIP Managed Risk Profile Moderate         Balance between high level of current income and        LVIP
   Fund(5) (Standard Class)                growth of capital, with an emphasis on growth of
                                           capital.

LVIP Managed Risk Profile Growth           Balance between high level of current income and        LVIP
   Fund(5) (Standard Class)                growth of capital, with a greater emphasis on
                                           growth of capital.

LVIP Managed Risk Profile 2010 Fund(5)     The highest total return over time with an increased    LVIP
   (Standard Class)                        emphasis on capital preservation as the target date
                                           approaches.

LVIP Managed Risk Profile 2020 Fund(5)     The highest total return over time with an increased    LVIP
   (Standard Class)                        emphasis on capital preservation as the target date
                                           approaches.

LVIP Managed Risk Profile 2030 Fund(5)     The highest total return over time with an increased    LVIP
   (Standard Class)                        emphasis on capital preservation as the target date
                                           approaches.

LVIP Managed Risk Profile 2040 Fund(5)     The highest total return over time with an increased    LVIP
   (Standard Class)                        emphasis on capital preservation as the target date
                                           approaches.

LVIP SSgA Global Tactical Allocation       Long-term growth of capital.                            LVIP
   RPM Fund(5) (Standard Class)
-------------------------------------------------------------------------------------------------------------------------

                        MONEY MARKET
-----------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                            OBJECTIVE                                               MANAGER
-----------------------------------------------------------------------------------------------------------
LVIP Money Market Fund                    To maximize current income while maintaining            DMC
   (Standard Class)                       a stable value of your shares (providing stability
                                          of net asset value) and preserving the value of
                                          your initial investment (preservation of capital).
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        PORTFOLIO CHOICES
--------------------------------------------------------------------------------

                                                        RESTRICTED FUNDS
--------------------------------------------------------------------------------

PORTFOLIO NAME
--------------------------------------------------------------------------------

Fidelity(R) VIP High Income (Initial Class): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective December 31, 1999.

MFS VIT Research Series (Initial Class): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

T. Rowe Price VIP Mid-Cap Growth (Class II): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.
--------------------------------------------------------------------------------

(1) "Standard & Poor's(R)", "S&P 500(R)", Standard & Poor's 500(R)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
(2) Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000(R) is a trademark of Russell Investment Group.
(3) Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.
(4) Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.
(5) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.

An investment in the LVIP Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.


Certain of the Portfolios, including those managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Portfolios' overall volatility, and for some Portfolios, to also reduce the downside exposure of the Portfolios during significant market downturns. THESE RISK MANAGEMENT STRATEGIES COULD LIMIT THE UPSIDE PARTICIPATION OF THE PORTFOLIO IN RISING EQUITY MARKETS RELATIVE TO OTHER PORTFOLIOS. The success of the advisor's risk management strategy depends, in part, on the advisor's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Portfolio's benefit. There is no guarantee that the strategy can achieve or maintain the Portfolio's optimal risk targets. The Portfolio's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Portfolio may not perform as expected. For more information about the Portfolios and the investment strategies they employ, please refer to the Portfolios' current prospectuses.

-  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

   Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

-  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

   We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (A) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (B) the shares of a Portfolio are no longer available for investment; or (C) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

   We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

        (a) to operate the Separate Account in any form permitted by law;

        (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

        (c) to transfer assets from one Division to another, or from any Division to our general account;

        (d) to add, combine, or remove Divisions in the Separate Account;

        (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges"; and

        (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

   Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

-  GENERAL ACCOUNT

   Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

   The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the

   Separate Account or any of the Portfolios does not affect the General Account Value.

   The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

   We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any withdrawals, Policy Loans or Monthly Deductions.

   If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.


POLICY CHOICES
--------------------------------------------------------------------------



-  GENERAL

   The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

   To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

   The minimum Specified Amount at issue is $25,000 (minimum may be higher as required by state law). We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-  PREMIUM PAYMENTS

   The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each Policy Year. No payment may be less than $25. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers). You may not pay additional premium payments after the original Maturity Date.


   You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.



   In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

-  MODIFIED ENDOWMENT CONTRACT

   The Policy will be allowed to become a modified endowment contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

-  COMPLIANCE WITH THE INTERNAL REVENUE CODE

   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

   We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-  BACKDATING

   Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable, for example, so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date the application is received at the Service Office. For a backdated Policy, we will assess policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

-  ALLOCATION OF PREMIUMS

   We will allocate premium payments, net of the premium tax charge, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

   You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-  DEATH BENEFIT OPTIONS

   At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.

   Under OPTION 1 the Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the date of death of the insured multiplied by the corridor percentage, as described below.

   Under OPTION 2 the Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the date of death or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

   The corridor percentage depends upon the Insured's Attained Age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.



  ATTAINED           CORRIDOR        ATTAINED        CORRIDOR        ATTAINED        CORRIDOR        ATTAINED        CORRIDOR
     AGE            PERCENTAGE          AGE         PERCENTAGE          AGE         PERCENTAGE          AGE         PERCENTAGE
------------        ----------       --------       ----------       --------       ----------       --------       ----------
 40 & below           250%              52             171%             64             122%             91             104%
     41               243               53             164              65             120              92             103
     42               236               54             157              66             119              93             102
     43               229               55             150              67             118              94             101
     44               222               56             146              68             117              95             100
     45               215               57             142              69             116
     46               209               58             138              70             115
     47               203               59             134              71             113
     48               197               60             130              72             111
     49               191               61             128              73             109
     50               185               62             126              74             107
     51               178               63             124             75-90           105



   Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. If you extend the Maturity Date of your Policy, beginning on the Policy Anniversary nearest the Insured's 95th birthday, the Death Benefit will equal the Accumulation Value, as it may change from time to time.

   After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

-  TRANSFERS AND ALLOCATIONS
   TO FUNDING OPTIONS

   The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

   We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

   In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

   However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

   However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

   We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services.We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

   In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

   We have the right to terminate, suspend or modify these provisions.

   The company will process transfers and determine all values in connection with the transfers at the end of the Valuation Period during which the transfer request is received.

   You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges. Due to these limitations, if you want to transfer all of the value from the General Account to one or more Division, it may take several years to do so.


   Transfer and financial requests received in good order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.


   You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

   We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

-  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

   You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Please note that the telephone, internet and/or facsimile may not always be available. Any telephone, internet or facsimile, whether it is ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

   We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

   We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

   Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

   You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

   You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

   You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the adddress or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.

   You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

   Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.


POLICY VALUES
---------------------------------------------------------------

- ACCUMULATION VALUE

   The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

   On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax Charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation

   Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

    (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

   (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

  (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

   (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

    (v) all withdrawals from the Division during the current Valuation
        Period.

   Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly deduction adjustment allocated to the Divisions.

   We will calculate a guaranteed monthly deduction adjustment at the beginning of the second Policy Year and every Policy Year thereafter and add it to the Accumulation Value for each month of the Policy Year during which the adjustment is in effect. The adjustment will be allocated among the Divisions and the General Account in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of
   (ii) plus (iii) minus (iv), but not less than zero, where:

    (i) is .000375;

   (ii) is the sum of the Policy's Accumulation Value in each Division of the Separate Account at the beginning of the Policy Year;

  (iii) is the Type B loan balance at the beginning of the Policy Year; and

   (iv) is the Guideline Single Premium at issue under Section 7702 of the Code, increased on a pro rata basis for any increase in Specified Amount.

   See "Policy Loans" for a description of Type B loans.

-  UNIT VALUES

   We credit units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

   The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-  NET INVESTMENT FACTOR

   The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

   (1) is the sum of:

       (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

       (b) the per share amount of any dividend or capital gain distributions made for Portfolio held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

   (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

   (3) is the daily charge no greater than .0024657% representing the Mortality & Expense Risk

      Charge. This charge is equal, on an annual basis, to .90% of the daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

   Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

   The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

   You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-  SURRENDER VALUE

   The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy and on the Maturity Date. The Surrender Value will equal (A) the Accumulation Value on the date of surrender; less (B) the Surrender Charge; less (C) the Policy Debt. (See "Charges Deducted Upon Surrender.")


CHARGES & FEES
------------------------------------------------------------

- CHARGES & FEES ASSESSED AGAINST PREMIUM

  PREMIUM CHARGES

   Before allocating a premium to any of the Divisions of the Separate Account and the General Account, we will deduct a state premium tax charge of 2.5% unless otherwise required by state law (2.35% in California; 1% Tax Charge Back rate in Oregon). We may impose the premium tax charge in states which do not themselves impose a premium tax. We may also impose the state premium tax charge on premiums received pursuant to replacements or exchanges under
   Section 1035 of the Internal Revenue Code. The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which we sell the Policy, and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states that do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

- CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

   Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.

  MONTHLY DEDUCTION

   On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

   The Monthly Deduction equals:

   (i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

  (ii) a Monthly Administrative Fee of $6, which may not be increased.

   COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

   The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where

   (i)  is the current Cost of Insurance Rate as described in the Policy;

  (ii)  is the death benefit at the beginning of the policy month divided by
        1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

 (iii)  is the Accumulation Value at the beginning of the policy month.

   If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

   The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

   The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis.

   The curent cost of insurance rate will not exceed the maximum cost of insurance rate shown in your Policy.

   MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

   CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-  CHARGES & FEES ASSESSED AGAINST
   THE SEPARATE ACCOUNT

   MORTALITY AND EXPENSE RISK CHARGE

   We will assess a charge, not to exceed .0024657% on a daily basis, against each Division at an annual rate of .90% of the value of the Division, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

   The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

    ADMINISTRATIVE CHARGE FOR TRANSFERS
   OR WITHDRAWAL

   We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial Net Premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25.

-  CHARGES DEDUCTED UPON SURRENDER

   If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial maximum Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

   The initial Surrender Charge, as specified in the Policy, is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the 1940 Act. The Guideline Annual Premium varies based on the factors stated above. Your Policy's surrender charge will equal (1) the surrender charge factor shown in the table below for the Policy Year of the surrender, times (b) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factor depends on the length of time the Policy has been in force, as shown in the table below:

                  POLICY YEAR        SURRENDER CHARGE FACTOR
                -------------       ------------------------
                      1-5                      .30
                       6                       .25
                       7                       .20
                       8                       .15
                       9                       .10
                      10                       .05
                 11 and after                    0

   For example, if your Policy's Specified Amount were $100,000, and the resulting Guideline Annual Premium were $1,228, the Surrender Charge applied in any Policy Year would be as follows:

                 POLICY YEAR           SURRENDER CHARGE
                -------------          -----------------
                     0-5                    $368.40
                      6                     $307.00
                      7                     $245.60
                      8                     $184.20
                      9                     $122.80
                     10                     $ 61.40
                11 and after                $  0.00

   We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option II to Death Benefit Option I. The additional Surrender Charge is determined by multiplying the applicable surrender charge factor by the lesser of (1) or (2), where:

   (1) is A times B divided by C, where:

          A is the amount of the increase in the Specified Amount;

          B is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

          C is the Specified Amount in effect after the increase in the Specified Amount.

   (2) is the "Guideline Annual Premium" for the increase at the Attained Age of the Insured on the effective date of the increase in the Specified Amount.

   The applicable surrender charge factors are one-half the factors for the initial Surrender Charge, which are shown in the table above.

   The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease.

   We will not assess a Surrender Charge after the tenth Policy Year, unless there is an increase in the Specified Amount.

    SURRENDER CHARGES ON SURRENDERS
   AND WITHDRAWALS

   All applicable Surrender Charges are imposed on Surrenders.

   We will impose a pro rata Surrender Charge on withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net withdrawal by the Cash Value and multiplying the result by the amount of the then applicable Surrender Charge on a surrender. We will reduce any applicable remaining Surrender Charges by the same proportion. We will charge an administrative fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. (See "Withdrawals")

   OTHER CHARGES

   We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.


POLICY RIGHTS
-----------------------------------------------------------------

- SURRENDERS

   By Written Request, you may surrender or exchange the Policy under Code
   Section 1035 for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment," "Policy Settlement" and "Payment of Benefits.")

- WITHDRAWALS

   By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. We also will deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt.

   Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

   - The Policy's Cash Value will be reduced by the amount of the withdrawal;

   - The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

   - Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

   The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

   If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $10,000.

   If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

   You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment," "Policy Changes" and "Payment of Benefits.")

- SYSTEMATIC DISBURSEMENTS PROGRAM

   The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy. You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number shown on the cover page. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value. We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.

   In order to be eligible to participate in the Program your policy must qualify as follows:

   -  There must be a minimum of $25,000 Surrender Value in the policy.

   -  The policy must have reached its fifth policy anniversary.

   - The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.

   -  The minimum systematic disbursement amount must be at least $100.

   If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for "manual" withdrawals from the Policy are modified or changed as follows:

   - You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.

   -  The fee that you will be charged will be the Administrative Fee of $25.

   - Withdrawals and loans made through the Program will be made "pro-rata", that is, amounts to be withdrawn or moved to the General Account as loan collateral will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General
      Account.

   - The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.

   - Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make "manual" withdrawals as permitted in the Withdrawals section of the prospectus.

   - Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.

   When you choose to participate in the Program partial withdrawals or loans will have the same affect on the Policy's Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy's Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.

-  GRACE PERIOD

   If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". This amount must be sufficient, after the deduction of the premium tax charge, to cover the Monthly Deductions for at least three policy months.

   We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

   The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

   If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-  REINSTATEMENT OF A LAPSED POLICY

   If the Policy terminates as provided in its Grace Period, provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

   -  The Policy has not been fully surrendered.

   - You must apply for reinstatement within 5 years after the date of termination.

   - We must receive evidence of insurability, satisfactory to us, that the Insured is insurable at the original rating class.

   - The premium payment you make must be sufficient, after deduction of the premium tax charge, to cover the Monthly Deductions for three policy months after the reinstatement date.

   - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

   - Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments.")

   The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.

-  RIGHT TO DEFER PAYMENT

   Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

   We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.

   Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-  POLICY LOANS

   We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

   We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

   Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the

   General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account.

   We will charge interest on any outstanding Policy Debt. The maximum interest rate is 8% compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged the prevailing interest rate, but not more than the maximum. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

   In the future, we may charge lower interest rates on policy loans. If the loan interest rate is ever less than 8%, we can increase the rate once each Policy Year by a maximum of 1%. We will notify you and any assignee of record of any change in the interest rate at least 30 days before the effective date of the increase. Changes in the interest rates will not affect the spread.

   If Policy Debt exceeds Surrender Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

   You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the premium frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in accordance with your allocation instructions on file.

   An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-  POLICY CHANGES

   You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

   INCREASE OR DECREASE IN SPECIFIED AMOUNT

   You may increase the Specified Amount at any time after the Policy has been issued, so long as you are under Attained Age 80. You may decrease the Specified Amount after the first Policy Year. For an increase or decrease, you must send a written request to our Service Office. However:

   -  Any increase or decrease must be at least $25,000.

   -  Any increase or decrease will affect your cost of insurance charge.

   -  Any increase or decrease may affect the monthly deduction adjustment.

   - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

   - Any increase will require a supplemental application and satisfactory evidence of insurability.

   - Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase or decrease.

   -  You may only decrease the Specified Amount once in every twelve months.

   -  Any increase will result in a new Surrender Charge.

   -  No decrease may decrease the Specified Amount below $25,000.

   - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

   - Any decrease may result in federal tax implications under DEFRA/TAMRA (See "Federal Tax Matters").

   CHANGE IN DEATH BENEFIT OPTION

   Any change in the Death Benefit Option is subject to the following conditions:

   - The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.

   -  There will be no change in the Surrender Charge.

   -  Evidence of insurability may be required.

   - Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

   - Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

-  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

   The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law), within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to the Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return within seven days, all payments we received on the Policy to the person who remitted the funds. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-  MATURITY BENEFIT

   While the Policy is in force, we will pay the Owner the Surrender Value on the Maturity Date. The benefit may be paid in a lump sum or under a Settlement option.

-  EXTENSION OF MATURITY DATE

   If your Policy includes our Extension of Maturity Date Rider, you may extend the Maturity Date by sending us a written request to our Service Office. We must receive your request before the existing Maturity Date.

   If you exercise this option, after the original Maturity Date:

   (1) We will not accept additional premium payments;

   (2) We will continue to credit interest to the Accumulation Value in the General Account and calculate the Accumulation Value in the Divisions in the same manner;

   (3) The Death Benefit will always equal the Accumulation Value, as it may change from time to time;

   (4) Interest on Policy loans will continue to accrue and become part of your Policy Debt; and

   (5) We no longer will charge the Cost of Insurance charge.

   We will continue to charge you the Mortality and Expense Risk charge, even though we no longer will have mortality risk under the Policy. We continue to impose this charge because the portion of this charge attributable to mortality risk reflects our expectations as to the mortality risks and the amount of such charges expected to be paid under all Policies, including Policies covered by Extension of Maturity Date riders.

-  SUPPLEMENTAL BENEFITS

   The supplemental benefits currently available as riders to the Policy include the following:

   - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

   - GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

   - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event if accidental death, subject to the terms of the rider.

   - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount subject to the terms of the Rider.

   - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

   - WAIVER OF SPECIFIED PREMIUM RIDER--provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

   - WAIVER OF PREMIUM DISABILITY RIDER--provides for waiver of monthly deductions while you are totally disabled, as defined in the rider.

   - TERMINAL ILLNESS ACCELERATED BENEFIT RIDER--provides for an advance of up to 50% of a policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

   - EXTENSION OF MATURITY DATE RIDER--allows you to extend the original Maturity Date of the Policy subject to the terms of the rider. See "Extension of Maturity Date" above.

   - OTHER INSURED TERM RIDER--provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

   - PRIMARY INSURED TERM RIDER--provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

   Rider features and availability will vary by state.

   Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.

DEATH BENEFIT
--------------------------------------------------------------------------



   The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

   Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

   All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

   If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

   (See "Right to Defer Payment" and "Policy Settlement")


POLICY SETTLEMENT
-------------------------------------------------------------

   We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender or upon maturity. You may contact us at any time for information on currently available settlement options.

   If you request a lump sum settlement of the Death Benefits proceeds and the amount of proceeds is over $10,000, the money will be placed into a SECURELINE(R) account in your name or the name of the beneficiary if appropriate. SECURELINE(R) is a service we offer to help manage the surrender proceeds. With SECURELINE(R), an interest bearing draft account is established from the proceeds payable on a policy administered by us. You (or the beneficiary) are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing a check, we will send a checkbook so that access may be had to the account by writing a check. The proceeds may be left in this account, or checks may be written right away. If the entire proceeds are desired immediately, a check may be written for the entire account balance. The SECURELINE(R) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SECURELINE(R) account. If requested, proceeds may be paid directly to the designated receipant instead of applied to the SECURELINE(R) account. As of January 17, 2012, we will no longer offer SECURELINE(R) for withdrawals or surrenders. SECURELINE(R) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SECURELINE(R) for death benefit proceeds.

   Interest credited in the SECURELINE(R) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that a tax advisor be consulted to determine the tax consequences associated with the payment of interest on amounts in the SECURELINE(R) account. The balance in the SECURELINE(R) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the SECURELINE(R) account may be more or less than the rate earned on funds held in our general account.

   There are no monthly fees. A fee may be charged for any request to stop payment or if a check is presented for payment without sufficient funds.

   Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.


ADDITIONAL INFORMATION
------------------------------------------------------------

- REPORTS TO POLICYOWNERS

   We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

   1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

   2. A statement of all premiums paid and all charges incurred;

   3. The balance of outstanding Policy Loans for the previous policy year;

   4. Any reports required by the 1940 Act.

   We will promptly mail confirmation notices at the time of the following transactions:

   1. Policy placement;

   2. receipt of premium payments;

   3. initial allocation among Divisions on the Allocation Date;

   4. transfers among Divisions;

   5. change of premium allocation;

   6. change between Death Benefit Option 1 and Option 2;

   7. increases or decreases in Specified Amount;

   8. withdrawals, surrenders or loans;

   9. receipt of loan repayments;

   10. reinstatements; and

   11. redemptions due to insufficient funds.

- RIGHT TO INSTRUCT VOTING OF FUND SHARES

   In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

   We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

   We will vote Portfolio shares for which we do not receive timely instructions, subject to requirements determined by us to help assure that instructions actually received from Policyowners can be considered to be a sample that would be fairly representative of instructions from Policyowners who did not respond, and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account. We reserve the right to vote any or all such shares at our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

   Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company. Even though Policyholders may choose not provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

-  DISREGARD OF VOTING INSTRUCTIONS

   When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

   We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-  STATE REGULATION

   Lincoln Life is governed under the laws of the state of Indiana. An annual statement is filed with the Department of Indiana Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of Lincoln Life and the Separate Account and verifies their adequacy and a full examination of Lincoln Life's operations is conducted by the Commissioner at least every five years.

   In addition, Lincoln Life is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

   The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-  RESTRICTIONS ON FINANCIAL TRANSACTIONS

   In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.

   Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.

-  LEGAL PROCEEDINGS

   In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.


   After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.


-  FINANCIAL STATEMENTS


   The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 consolidated financial statements of the Company are located in the SAI.


-  EMPLOYMENT BENEFIT PLANS

   Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


TAX MATTERS
-----------------------------------------------------------

- GENERAL

   Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they not exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

- FEDERAL TAX STATUS OF THE COMPANY

   We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

   Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.

- LIFE INSURANCE QUALIFICATION

   The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

   Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

   A modified endowment contract ("MEC") is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured persons and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

   The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

   The circumstances under which a policy may become a MEC also include a material change to the policy (within the meaning of tax law), a policy lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven policy years. Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

   If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

   If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

   A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

   To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

   We believe that even if you extend the Maturity Date of your Policy pursuant to the Extension of Maturity Date rider, the Policy will continue to qualify as life insurance under the Code. However, there is some uncertainty regarding this treatment. Therefore, it is possible that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 95 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

   The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the U.S. Treasury Department ("Treasury") may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to you.

   Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

   Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years, may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

   If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

   In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

   The Treasury imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of Treasury Notice 89-25.

   The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

   Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

   Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

   The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

   Exercise of the Exchange of Insured rider will give rise to tax consequences. You should consult a tax adviser prior to exercising such rider.

   The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-  CHARGES FOR LINCOLN LIFE INCOME TAXES

   We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance and annuity operations in our tax return in accordance with these rules.

   Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

-  UNEARNED INCOME MEDICARE CONTRIBUTION

   Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.


MISCELLANEOUS POLICY PROVISIONS
--------------------------------------------------------------

- THE POLICY

   The Policy you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

   Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

   We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

   In addition to changes in ownership or beneficiary designations, you should be careful that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your beneficiaries.

- PAYMENT OF BENEFITS

   All benefits are payable at our Service Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.

- SUICIDE AND INCONTESTABILITY

   SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

   INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

-  PROTECTION OF PROCEEDS

   To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-  NONPARTICIPATION

   The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

-  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

   Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

   The Policy may also be assigned. No assignment of the Policy will be binding on us unless made in writing and sent to us at our Service Office. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-  MISSTATEMENTS

   If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

APPENDIX A
---------------------------------------------------------

- ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

   Following are a series of tables that illustrate how the Accumulation Values, Cash Values and death benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-8 illustrate a Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

   The amount of the Accumulation Value exceeds the Cash Value during the first ten Policy Years due to the Surrender Charge. For Policy Years eleven and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

   The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly deduction adjustment is added, and that the mortality and expense risk charge is charged at current rates. The current cost of insurance rates are based on the sex, Issue Age, Policy Year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000, below $249,999, below $1 Million, and above $1 Million; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II Death Benefits are illustrated.

   The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.


   The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .55% of the aggregate average daily net assets of the Portfolios, plus a charge of .36% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2013. The .55% investment advisory fee is an arithmetic average of the individual investment advisory fees of the fifty-four Portfolios. The .36% expense figure is an arithmetic average of the expenses for the LVIP Funds, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the Delaware VIP High Yield Series, the MFS Portfolios, the Goldman Sachs Portfolio, the American Century Portfolios, the AFIS Portfolios, the PIMCO Portfolio, the ProFunds, the DWS Small Cap Index VIP Portfolio, and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table and in the prospectus for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and the Company has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks charge, which is equivalent to a charge at an annual rate of .90% of the average net assets of the Divisions. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.81%, 4.19%, and 10.19%, respectively.


   The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% State Premium Tax Charge. The illustrations also reflect deduction of the Monthly Deduction and addition of the monthly deduction adjustment.

   The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account JF-A since the Company is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

   The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account JF-A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

   Upon request, we will provide, without charge, a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations.

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
         ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION I                                  ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                ANNUAL RATE OF RETURN:     12%  10.19%
$100,000 INITIAL SPECIFIED AMOUNT                       ASSUMED ANNUAL PREMIUM(1):  $1,425


                                                                  ASSUMING CURRENT COSTS
                                        --------------------------------------------------------------------------
                     PREMIUMS
     END            ACCUMULATED
     OF           AT 4% INTEREST               ACCUMULATION                    CASH                    DEATH
    YEAR             PER YEAR                    VALUE(2)                    VALUE(2)               BENEFIT(2)
  --------  --------------------------  --------------------------      ------------------      ------------------
      1                   1,482                         1,219                         842                 100,000
      2                   3,023                         2,546                       2,170                 100,000
      3                   4,626                         3,994                       3,618                 100,000
      4                   6,293                         5,582                       5,206                 100,000
      5                   8,027                         7,337                       6,960                 100,000
      6                   9,830                         9,276                       8,962                 100,000
      7                  11,705                        11,418                      11,167                 100,000
      8                  13,655                        13,774                      13,586                 100,000
      9                  15,684                        16,378                      16,252                 100,000
     10                  17,793                        19,255                      19,193                 100,000
     15                  29,675                        38,930                      38,930                 100,000
     20                  44,131                        71,408                      71,408                 100,000
     25                  61,719                       125,359                     125,359                 152,939
     30                  83,118                       213,168                     213,168                 247,275
     35                 109,153                       356,598                     356,598                 381,560
     40                 140,828                       593,220                     593,220                 622,881
     45                                               964,636                     964,636               1,012,868
     50                                             1,551,909                   1,551,909               1,629,504

                                     ASSUMING GUARANTEED COSTS
            --------------------------------------------------------------------------

     END
     OF            ACCUMULATION                    CASH                    DEATH
    YEAR             VALUE(2)                    VALUE(2)               BENEFIT(2)
  --------  -------------------------       ------------------      ------------------
      1                    1,218                         841                 100,000
      2                    2,544                       2,167                 100,000
      3                    3,991                       3,614                 100,000
      4                    5,568                       5,192                 100,000
      5                    7,291                       6,915                 100,000
      6                    9,171                       8,858                 100,000
      7                   11,225                      10,974                 100,000
      8                   13,469                      13,281                 100,000
      9                   15,924                      15,799                 100,000
     10                   10,610                      18,548                 100,000
     15                   36,634                      36,634                 100,000
     20                   66,286                      66,286                 100,000
     25                  116,085                     116,085                 141,624
     30                  196,720                     196,720                 228,195
     35                  327,752                     327,752                 350,694
     40                  543,384                     543,384                 570,554
     45                  877,372                     877,372                 921,241
     50                1,396,217                   1,396,217               1,466,028


--------------------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3)    Increase due to adjustment by the corridor percentage. See "Death
       Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
         ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION I                                  ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                ANNUAL RATE OF RETURN:      6%   4.19%
$100,000 INITIAL SPECIFIED AMOUNT                       ASSUMED ANNUAL PREMIUM(1):  $1,425


                                                                  ASSUMING CURRENT COSTS
                                        --------------------------------------------------------------------------
                     PREMIUMS
     END            ACCUMULATED
     OF           AT 4% INTEREST               ACCUMULATION                    CASH                    DEATH
    YEAR             PER YEAR                    VALUE(2)                    VALUE(2)               BENEFIT(2)
  --------  --------------------------  --------------------------      ------------------      ------------------
      1                   1,482                       1,145                         768                 100,000
      2                   3,023                       2,322                       1,946                 100,000
      3                   4,626                       3,534                       3,158                 100,000
      4                   6,293                       4,789                       4,412                 100,000
      5                   8,027                       6,099                       5,723                 100,000
      6                   9,830                       7,469                       7,155                 100,000
      7                  11,705                       8,900                       8,649                 100,000
      8                  13,655                      10,383                      10,195                 100,000
      9                  15,684                      11,934                      11,808                 100,000
     10                  17,793                      13,554                      13,491                 100,000
     15                  29,675                      22,637                      22,637                 100,000
     20                  44,131                      33,200                      33,200                 100,000
     25                  61,719                      45,290                      45,290                 100,000
     30                  83,118                      59,173                      59,173                 100,000
     35                 109,153                      75,869                      75,869                 100,000
     40                 140,828                      98,747                      98,747                 103,684
     45                                             120,717                     120,717                 126,753
     50                                             146,128                     146,128                 153,435

                                     ASSUMING GUARANTEED COSTS
            --------------------------------------------------------------------------

     END
     OF            ACCUMULATION                    CASH                    DEATH
    YEAR             VALUE(2)                    VALUE(2)               BENEFIT(2)
  --------  -------------------------       ------------------      ------------------
      1                  1,144                         767                  100,000
      2                  2,320                       1,943                  100,000
      3                  3,531                       3,154                  100,000
      4                  4,776                       4,399                  100,000
      5                  6,056                       5,679                  100,000
      6                  7,370                       7,057                  100,000
      7                  8,719                       8,468                  100,000
      8                 10,103                       9,915                  100,000
      9                 11,523                      11,397                  100,000
     10                 12,977                      12,914                  100,000
     15                 20,727                      20,727                  100,000
     20                 29,178                      29,178                  100,000
     25                 38,053                      38,053                  100,000
     30                 46,675                      46,675                  100,000
     35                 54,031                      54,031                  100,000
     40                 57,797                      57,797                  100,000
     45                      0                           0                        0
     50                      0                           0                        0


--------------------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3)    Increase due to adjustment by the corridor percentage. See "Death
       Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
         ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION I                                  ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                ANNUAL RATE OF RETURN:      0%  -1.81%
$100,000 INITIAL SPECIFIED AMOUNT                       ASSUMED ANNUAL PREMIUM(1):  $1,425


                                                                  ASSUMING CURRENT COSTS
                                        --------------------------------------------------------------------------
                     PREMIUMS
     END            ACCUMULATED
     OF           AT 4% INTEREST               ACCUMULATION                    CASH                    DEATH
    YEAR             PER YEAR                    VALUE(2)                    VALUE(2)               BENEFIT(2)
  --------  --------------------------  --------------------------      ------------------      ------------------
      1                   1,482                      1,071                         694                  100,000
      2                   3,023                      2,107                       1,731                  100,000
      3                   4,626                      3,110                       2,734                  100,000
      4                   6,293                      4,086                       3,710                  100,000
      5                   8,027                      5,047                       4,671                  100,000
      6                   9,830                      5,994                       5,680                  100,000
      7                  11,705                      6,926                       6,675                  100,000
      8                  13,655                      7,832                       7,644                  100,000
      9                  15,684                      8,725                       8,599                  100,000
     10                  17,793                      9,604                       9,541                  100,000
     15                  29,675                     13,598                      13,598                  100,000
     20                  44,131                     16,290                      16,290                  100,000
     25                  61,719                     16,965                      16,965                  100,000
     30                  83,118                     14,386                      14,386                  100,000
     35                       0                          0                           0                        0
     40                       0                          0                           0                        0
     45                       0                          0                           0                        0
     50                       0                          0                           0                        0

                                     ASSUMING GUARANTEED COSTS
            --------------------------------------------------------------------------

     END
     OF            ACCUMULATION                    CASH                    DEATH
    YEAR             VALUE(2)                    VALUE(2)               BENEFIT(2)
  --------  -------------------------       ------------------      ------------------
      1                  1,070                         693                  100,000
      2                  2,105                       1,729                  100,000
      3                  3,107                       2,731                  100,000
      4                  4,074                       3,697                  100,000
      5                  5,006                       4,630                  100,000
      6                  5,901                       5,587                  100,000
      7                  6,758                       6,507                  100,000
      8                  7,576                       7,388                  100,000
      9                  8,354                       8,229                  100,000
     10                  9,090                       9,028                  100,000
     15                 12,028                      12,028                  100,000
     20                 13,266                      13,266                  100,000
     25                 11,887                      11,887                  100,000
     30                  5,852                       5,852                  100,000
     35                      0                           0                        0
     40                      0                           0                        0
     45                      0                           0                        0
     50                      0                           0                        0


--------------------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
         ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION II                                 ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                ANNUAL RATE OF RETURN:     12%  10.19%
$100,000 INITIAL SPECIFIED AMOUNT                       ASSUMED ANNUAL PREMIUM(1):  $1,425


                                                                  ASSUMING CURRENT COSTS
                                        --------------------------------------------------------------------------
                     PREMIUMS
     END            ACCUMULATED
     OF           AT 4% INTEREST               ACCUMULATION                    CASH                    DEATH
    YEAR             PER YEAR                    VALUE(2)                    VALUE(2)               BENEFIT(2)
  --------  --------------------------  --------------------------      ------------------      ------------------
      1                   1,482                         1,216                         839                 101,216
      2                   3,023                         2,536                       2,160                 102,536
      3                   4,626                         3,972                       3,596                 103,972
      4                   6,293                         5,542                       5,166                 105,542
      5                   8,027                         7,272                       6,896                 107,272
      6                   9,830                         9,178                       8,864                 109,178
      7                  11,705                        11,279                      11,028                 111,279
      8                  13,655                        13,581                      13,392                 113,581
      9                  15,684                        16,117                      15,992                 116,117
     10                  17,793                        18,912                      18,849                 118,912
     15                  29,675                        37,742                      37,742                 137,742
     20                  44,131                        67,408                      67,408                 167,408
     25                  61,719                       113,711                     113,711                 213,711
     30                  83,118                       185,567                     185,567                 285,567
     35                 109,153                       296,635                     296,635                 396,635
     40                 140,828                       468,100                     468,100                 568,100
     45                                               723,171                     723,171                 823,171
     50                                             1,117,398                   1,117,398               1,217,398

                                     ASSUMING GUARANTEED COSTS
            --------------------------------------------------------------------------

     END
     OF            ACCUMULATION                    CASH                    DEATH
    YEAR             VALUE(2)                    VALUE(2)               BENEFIT(2)
  --------  -------------------------       ------------------      ------------------
      1                   1,214                         838                 101,214
      2                   2,534                       2,157                 102,534
      3                   3,968                       3,592                 103,969
      4                   5,527                       5,151                 105,527
      5                   7,223                       6,847                 107,223
      6                   9,066                       8,752                 109,066
      7                  11,067                      10,816                 111,067
      8                  13,243                      13,084                 113,243
      9                  15,607                      15,481                 115,607
     10                  18,176                      18,113                 118,176
     15                  34,874                      34,874                 134,874
     20                  60,278                      60,278                 160,278
     25                  98,601                      98,601                 198,601
     30                 155,584                     155,584                 255,584
     35                 239,269                     239,269                 339,269
     40                 359,973                     359,973                 459,973
     45                 524,438                     524,438                 624,438
     50                 757,230                     757,230                 857,230


--------------------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
         ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION II                                 ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                ANNUAL RATE OF RETURN:      6%   4.19%
$100,000 INITIAL SPECIFIED AMOUNT                       ASSUMED ANNUAL PREMIUM(1):  $1,425


                                                                  ASSUMING CURRENT COSTS
                                        --------------------------------------------------------------------------
                     PREMIUMS
     END            ACCUMULATED
     OF           AT 4% INTEREST               ACCUMULATION                    CASH                    DEATH
    YEAR             PER YEAR                    VALUE(2)                    VALUE(2)               BENEFIT(2)
  --------  --------------------------  --------------------------      ------------------      ------------------
      1                   1,482                      1,142                         765                  101,142
      2                   3,023                      2,313                       1,936                  102,313
      3                   4,626                      3,515                       3,138                  103,515
      4                   6,293                      4,755                       4,378                  104,755
      5                   8,027                      6,047                       5,670                  106,047
      6                   9,830                      7,393                       7,079                  107,393
      7                  11,705                      8,796                       8,545                  108,796
      8                  13,655                     10,245                      10,057                  110,245
      9                  15,684                     11,755                      11,630                  111,755
     10                  17,793                     13,328                      13,265                  113,328
     15                  29,675                     22,007                      22,007                  122,007
     20                  44,131                     31,474                      31,474                  131,474
     25                  61,719                     40,791                      40,791                  140,791
     30                  83,118                     48,112                      48,112                  148,112
     35                 109,153                     50,096                      50,096                  150,096
     40                 140,828                     41,161                      41,161                  141,161
     45                                              4,008                       4,008                  104,008
     50                                                  0                           0                        0

                                     ASSUMING GUARANTEED COSTS
            --------------------------------------------------------------------------

     END
     OF            ACCUMULATION                    CASH                    DEATH
    YEAR             VALUE(2)                    VALUE(2)               BENEFIT(2)
  --------  -------------------------       ------------------      ------------------
      1                  1,141                         764                  101,141
      2                  2,311                       1,934                  102,311
      3                  3,511                       3,135                  103,511
      4                  4,741                       4,365                  104,741
      5                  6,001                       5,625                  106,001
      6                  7,288                       6,974                  107,288
      7                  8,602                       8,351                  108,602
      8                  9,941                       9,753                  109,941
      9                 11,305                      11,179                  111,305
     10                 12,690                      12,627                  112,690
     15                 19,796                      19,796                  119,796
     20                 26,643                      26,643                  126,643
     25                 31,882                      31,882                  131,882
     30                 32,664                      32,664                  132,664
     35                 24,062                      24,062                  124,062
     40                      0                           0                        0
     45                      0                           0                        0
     50                      0                           0                        0


--------------------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
         ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION II                                 ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                ANNUAL RATE OF RETURN:      0%  -1.81%
$100,000 INITIAL SPECIFIED AMOUNT                       ASSUMED ANNUAL PREMIUM(1):  $1,425


                                                                  ASSUMING CURRENT COSTS
                                        --------------------------------------------------------------------------
                     PREMIUMS
     END            ACCUMULATED
     OF           AT 4% INTEREST               ACCUMULATION                    CASH                    DEATH
    YEAR             PER YEAR                    VALUE(2)                    VALUE(2)               BENEFIT(2)
  --------  --------------------------  --------------------------      ------------------      ------------------
      1                   1,482                      1,068                         692                  101,068
      2                   3,023                      2,099                       1,722                  102,099
      3                   4,626                      3,093                       2,717                  103,093
      4                   6,293                      4,058                       3,682                  104,058
      5                   8,027                      5,005                       4,629                  105,005
      6                   9,830                      5,936                       5,622                  105,936
      7                  11,705                      6,849                       6,598                  106,849
      8                  13,655                      7,734                       7,546                  107,734
      9                  15,684                      8,603                       8,477                  108,603
     10                  17,793                      9,456                       9,393                  109,456
     15                  29,675                     13,260                      13,260                  113,260
     20                  44,131                     15,535                      15,535                  115,535
     25                  61,719                     15,391                      15,391                  115,391
     30                  83,118                     11,484                      11,484                  111,484
     35                       0                      1,700                       1,700                  101,700
     40                       0                          0                           0                        0
     45                       0                          0                           0                        0
     50                       0                          0                           0                        0

                                     ASSUMING GUARANTEED COSTS
            --------------------------------------------------------------------------

     END
     OF            ACCUMULATION                    CASH                    DEATH
    YEAR             VALUE(2)                    VALUE(2)               BENEFIT(2)
  --------  -------------------------       ------------------      ------------------
      1                  1,067                         690                  101,067
      2                  2,097                       1,720                  102,097
      3                  3,090                       2,714                  103,090
      4                  4,045                       3,669                  104,045
      5                  4,962                       4,586                  104,962
      6                  5,838                       5,524                  105,838
      7                  6,671                       6,420                  106,671
      8                  7,460                       7,272                  107,460
      9                  8,205                       8,079                  108,205
     10                  8,901                       8,838                  108,901
     15                 11,529                      11,529                  111,529
     20                 12,190                      12,190                  112,190
     25                  9,892                       9,892                  109,892
     30                  2,800                       2,800                  102,800
     35                      0                           0                        0
     40                      0                           0                        0
     45                      0                           0                        0
     50                      0                           0                        0


--------------------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   To learn more about the Separate Account, the Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-487-1485: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
   (202) 551-8090.

   Investment Company Act of 1940 Registration File No. 811-4160

                              LINCOLN ENSEMBLE II VUL

                                   Offered by

                      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY in connection with its Lincoln Life Flexible Premium Variable Life Account JF-A

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Lincoln Ensemble II VUL Insurance Policy (the "Policy") offered by The Lincoln National Life Insurance Company (the "Company"). You may obtain a copy of the Prospectus by calling 1-800-487-1485, or by writing the Service Center, One
Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

                               DATED: May 1, 2014

                                TABLE OF CONTENTS

                                                                      PAGE
The Company                                                             3

More Information About the Policy                                       4

Administration                                                          5

Records and Reports                                                     5

Unclaimed Property                                                      5

Custody of Assets                                                       6

Principal Underwriter                                                   6

Distribution of the Policy                                              6

Performance Data and Calculations                                       7
    Money Market Division Yield                                         7
    Division Total Return Calculations                                  7
    Other Information                                                   8

Registration Statement                                                  8

Independent Registered Public Accounting Firm                           9

Financial Statements                                                    9

                              THE COMPANY

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an
Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those benefits exceed the then current Accumulation Value of your policy, are backed by the claims paying ability of Lincoln Life.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. In addition, on July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC") also one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of the two mergers, the assets and liabilities of JPLife and of JPFIC became part of the assets and liabilities of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(K) and 403(B) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.


                ADDITIONAL INFORMATION ABOUT THE COMPANY

CAPITAL MARKETS

In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

ADVERTISING & RATINGS

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another Lincoln policy or a policy of any Lincoln affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                          The LVIP S&P 500 Index Fund

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the product nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS
OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED
THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE
ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or under the supervision of the Company. Effective October 1, 2007, the Company entered into an agreement with Mellon Bank, NA, Pittsburgh, PA to provide accounting services. The Company makes no separate charge against the assets of the Separate Account for this service. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.


                               Unclaimed Property

During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria of the Social Security Master Death File ("SSMDF") to identify deceased insured's and policy and contract owners where a valid claim has not been made. Also in December 2013, a Regulator Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contact owners. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits: (2) the payment of abandoned funds to U.S. jurisdictions; ad (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

                                CUSTODY OF ASSETS

The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Lincoln Investment Advisors Corporation is an Investment Advisor. The principal business address is: One Granite Place, Concord, NH 03301.

CHANGES OF INVESTMENT POLICY

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

                              PRINCIPAL UNDERWRITER

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the Principal Underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The Principal Underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $121,678,619 in 2013, $46,545,327 in 2012 and $48,112,422
in 2011 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, any applicable surrender charge, or the guaranteed monthly deduction adjustment. If the yield shown included those charges, the yield shown would be significantly lower.

The seven-day yield of the Money Market Division as of December 31, 2012 was 0.02%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the LVIP Money Market Portfolio, the types and quality of portfolio securities held by the LVIP Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge deducted from premium payments, any applicable surrender charge, or the guaranteed monthly deduction adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week
        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Flexible Premium Variable Life Account JF-A as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

                                     EXPERTS

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Joshua R. Durand, FSA, MAAA of The Lincoln National Life Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 consolidated financial statements of the Company follow.

              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                              AS OF DECEMBER 31,
                                                                                                           ------------------------
                                                                                                              2013          2012
                                                                                                           -----------  -----------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $75,585; 2012 -- $71,221)                          $    79,178  $    80,254
     Variable interest entities' fixed maturity securities (amortized cost: 2013 -- $682;
        2012 -- $677)                                                                                              697          708
     Equity securities (cost: 2013 -- $182; 2012 -- $137)                                                          201          157
   Trading securities                                                                                            2,190        2,437
   Mortgage loans on real estate                                                                                 7,029        6,792
   Real estate                                                                                                      26           39
   Policy loans                                                                                                  2,651        2,740
   Derivative investments                                                                                          617        2,263
   Other investments                                                                                             1,208        1,089
                                                                                                           -----------  -----------
        Total investments                                                                                       93,797       96,479
Cash and invested cash                                                                                             630        3,278
Deferred acquisition costs and value of business acquired                                                        8,859        6,732
Premiums and fees receivable                                                                                       424          382
Accrued investment income                                                                                        1,002          986
Reinsurance recoverables                                                                                         7,075        8,284
Reinsurance related embedded derivatives                                                                           159           --
Funds withheld reinsurance assets                                                                                  781          842
Goodwill                                                                                                         2,273        2,273
Other assets                                                                                                     5,373        3,751
Separate account assets                                                                                        117,135       95,373
                                                                                                           -----------  -----------
        Total assets                                                                                       $   237,508  $   218,380
                                                                                                           ===========  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                   $    17,627  $    18,415
Other contract holder funds                                                                                     73,530       71,615
Short-term debt                                                                                                     51           32
Long-term debt                                                                                                   2,600        1,925
Reinsurance related embedded derivatives                                                                            --          184
Funds withheld reinsurance liabilities                                                                           3,111        5,192
Deferred gain on business sold through reinsurance                                                                 297          124
Payables for collateral on investments                                                                           2,865        4,121
Variable interest entities' liabilities                                                                             27          128
Other liabilities                                                                                                5,421        4,702
Separate account liabilities                                                                                   117,135       95,373
                                                                                                           -----------  -----------
        Total liabilities                                                                                      222,664      201,811
                                                                                                           -----------  -----------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                            10,636       10,620
Retained earnings                                                                                                2,778        2,089
Accumulated other comprehensive income (loss)                                                                    1,430        3,860
                                                                                                           -----------  -----------
        Total stockholder's equity                                                                              14,844       16,569
                                                                                                           -----------  -----------
           Total liabilities and stockholder's equity                                                      $   237,508  $   218,380
                                                                                                           ===========  ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                 ------------------------------
                                                                                                   2013       2012      2011
                                                                                                 ---------  ---------  --------
REVENUES
Insurance premiums                                                                               $  2,339   $  2,290   $ 2,017

Fee income                                                                                          3,882      3,540     3,228

Investment advisory fees                                                                              126         86        --

Net investment income                                                                               4,561      4,551     4,490

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                         (75)      (242)     (160)

   Portion of loss recognized in other comprehensive income                                            10        103        42

                                                                                                 ---------  ---------  --------
     Net other-than-temporary impairment losses on securities recognized in earnings                  (65)      (139)     (118)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities             122         16      (132)

                                                                                                 ---------  ---------  --------
        Total realized gain (loss)                                                                     57       (123)     (250)

                                                                                                 ---------  ---------  --------
Amortization of deferred gain on business sold through reinsurance                                     69         77       110

Other revenues                                                                                        426        396       376

                                                                                                 ---------  ---------  --------
     Total revenues                                                                                11,460     10,817     9,971

                                                                                                 ---------  ---------  --------

EXPENSES
Interest credited                                                                                   2,468      2,424     2,444

Benefits                                                                                            3,613      2,939     2,204

Commissions and other expenses                                                                      3,526      3,838     3,938

Interest and debt expense                                                                              93        110       108

Impairment of intangibles                                                                              --         --       744

                                                                                                 ---------  ---------  --------
     Total expenses                                                                                 9,700      9,311     9,438

                                                                                                 ---------  ---------  --------
     Income (loss) before taxes                                                                     1,760      1,506       533

     Federal income tax expense (benefit)                                                             431        344       270

                                                                                                 ---------  ---------  --------
        Net income (loss)                                                                           1,329      1,162       263

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                  (2,355)     1,071     1,686

          Unrealized other-than-temporary impairment on available-for-sale securities                  27         (2)       23

          Unrealized gain (loss) on derivative instruments                                            (96)       (31)      146

          Funded status of employee benefit plans                                                      (6)         2        --

                                                                                                 ---------  ---------  --------
            Total other comprehensive income (loss), net of tax                                    (2,430)     1,040     1,855

                                                                                                 ---------  ---------  --------
               Comprehensive income (loss)                                                       $ (1,101)  $  2,202   $ 2,118

                                                                                                 =========  =========  ========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                               ---------------------------------
                                                                                                 2013        2012        2011
                                                                                               ---------  ----------  ----------
COMMON STOCK
Balance as of beginning-of-year                                                                $ 10,620   $  10,605   $  10,585

Stock compensation/issued for benefit plans                                                          16          15          10

Capital contribution from Lincoln National Corporation                                               --          --          10

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                            10,636      10,620      10,605

                                                                                               ---------  ----------  ----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                   2,089       1,532       2,069

Net income (loss)                                                                                 1,329       1,162         263

Dividends declared                                                                                 (640)       (605)       (800)

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             2,778       2,089       1,532

                                                                                               ---------  ----------  ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                   3,860       2,820         965

Other comprehensive income (loss), net of tax                                                    (2,430)      1,040       1,855

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             1,430       3,860       2,820

                                                                                               ---------  ----------  ----------
                Total stockholder's equity as of end-of-year                                   $ 14,844   $  16,569   $  14,957

                                                                                               =========  ==========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                     FOR THE YEARS ENDED
                                                                                                        DECEMBER 31,
                                                                                             -----------------------------------
                                                                                               2013         2012         2011
                                                                                             ----------  -----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $   1,329   $    1,162   $     263

Adjustments to reconcile net income (loss) to net cash provided by (used in)
   operating activities:
   Deferred acquisition costs, value of business acquired, deferred sales inducements
     and deferred front-end loads deferrals and interest, net of amortization                     (539)        (283)       (151)

   Trading securities purchases, sales and maturities, net                                         131          202          86

   Change in premiums and fees receivable                                                          (42)          27         (75)

   Change in accrued investment income                                                             (16)         (37)        (45)

   Change in future contract benefits and other contract holder funds                             (232)      (1,277)      1,241

   Change in reinsurance related assets and liabilities                                             68        1,438         405

   Change in federal income tax accruals                                                           437          208         111

   Realized (gain) loss                                                                            (57)         123         250

   (Income) loss attributable to equity method investments                                         (86)        (125)        (90)

   Amortization of deferred gain on business sold through reinsurance                              (69)         (77)       (110)

   Impairment of intangibles                                                                        --           --         744

   Change in cash management agreement investment                                                  (29)        (359)         60

   Other                                                                                             1           53         (72)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) operating activities                                           896        1,055       2,617

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                     (11,002)     (11,021)    (10,359)

Sales of available-for-sale securities                                                             954        1,098       1,331

Maturities of available-for-sale securities                                                      5,952        5,757       5,055

Purchases of other investments                                                                  (2,481)      (2,112)     (4,434)

Sales or maturities of other investments                                                         2,494        2,009       2,784

Increase (decrease) in payables for collateral on investments                                   (1,256)         374       2,035

Proceeds (outflows) from reinsurance ceded, recaptured and novated                                 (22)          35         204

Other                                                                                              (95)        (130)       (114)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) investing activities                                        (5,456)      (3,990)     (3,498)

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt                                                                         311           --          --

Increase (decrease) in short-term debt                                                              23           18          --

Deposits of fixed account values, including the fixed portion of variable                       10,466       10,667      10,925

Withdrawals of fixed account values, including the fixed portion of variable                    (5,230)      (5,618)     (4,976)

Transfers to and from separate accounts, net                                                    (3,001)      (2,091)     (2,324)

Common stock issued for benefit plans and excess tax benefits                                      (17)          (2)         (4)

Dividends paid to stockholder                                                                     (640)        (605)       (800)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) financing activities                                         1,912        2,369       2,821

                                                                                             ----------  -----------  ----------
Net increase (decrease) in cash and invested cash                                               (2,648)        (566)      1,940

Cash and invested cash, as of beginning-of-year                                                  3,278        3,844       1,904

                                                                                             ----------  -----------  ----------
     Cash and invested cash, as of end-of-year                                               $     630   $    3,278   $   3,844

                                                                                             ==========  ===========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.



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In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").
  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.



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AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;
  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.


When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed

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maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.



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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate

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enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of universal life ("UL") insurance, variable UL ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding

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amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, other prepaid expenses and deferred losses on business sold through reinsurance. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed a reinsurance transaction in 2012 whereby we ceded a closed block of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC. We are recognizing the loss related to this transaction over a period of 30 years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals

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
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $62 million, $71 million and $79 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.



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
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company. We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contacts with secondary guarantees to LNBAR. We are recognizing the gains related to these transactions over a period of 30 years.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES
Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.


STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSE
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.



--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 6.



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
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 14.

DERIVATIVES AND HEDGING TOPIC
In July 2013, the FASB issued ASU No. 2013-10, "Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes" ("ASU 2013-10"), which permits the Fed Funds Effective Swap Rate to be used as a benchmark interest rate for hedge accounting purposes under the FASB ASC in addition to interest rates on direct Treasury obligations of the U.S. government and the LIBOR swap rate. We adopted the amendments in ASU 2013-10 prospectively for qualifying new or designated hedging relationships entered into, on, or after July 17, 2013. The adoption of ASU 2013-10 did not have an effect on our consolidated financial condition and results of operation.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.


INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our consolidated financial statements.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES
In January 2014, the FASB issued ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects" ("ASU 2014-01") in response to stakeholders' feedback that the presence of certain conditions in order to apply the effective yield method to investments in qualified affordable housing projects may be overly restrictive and could result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investments. ASU 2014-01 allows entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The conditions in ASU 2014-01 have been modified from the current GAAP requirements allowing for the application of the effective yield method, to enable more entities to make use of the proportional amortization method. The decision to apply the proportional amortization method should be applied consistently to all investments in qualified affordable housing projects rather than on an individual investment basis. The amendments in this ASU are to be applied retrospectively for interim and annual reporting periods beginning after December 15, 2014; however, a reporting entity that uses the effective yield method to account for investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those preexisting investments. We will adopt the requirements of ASU 2014-01 effective January 1, 2015, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our consolidated financial condition and results of operations.



--------------------------------------------------------------------------------
3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS


REINSURANCE CEDED TO LNBAR
We completed reinsurance transactions during the second, third and fourth quarters of 2013 whereby we ceded blocks of business to LNBAR, a wholly-owned subsidiary of LNC, that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL ("SUL") business. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

ASSETS
Cash and invested cash.......................................    $ (22)
Deferred acquisition costs and value of business
   acquired..................................................      (65)
Reinsurance recoverables.....................................       76
                                                                 ------
   Total assets..............................................    $ (11)
                                                                 ======
LIABILITIES
Other contract holder funds..................................    $  (7)
Deferred gain on business sold through reinsurance...........       18
Other liabilities............................................      (22)
                                                                 ------
   Total liabilities.........................................    $ (11)
                                                                 ======

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.....................................   $  (32)
Deferred acquisition costs and value of business
   acquired................................................     (148)
Reinsurance recoverables...................................      547
                                                              -------
   Total assets............................................   $  367
                                                              =======
LIABILITIES
Other contract holder funds................................   $  (44)
Deferred gain on business sold through reinsurance.........     (233)
Funds withheld reinsurance liabilities.....................      676
Other liabilities..........................................      (32)
                                                              -------
   Total liabilities.......................................   $  367
                                                              =======

REINSURANCE RECAPTURED FROM LNBAR
During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

ASSETS
Cash and invested cash......................................   $  119
Other assets................................................      (34)
                                                               -------
   Total assets.............................................   $   85
                                                               =======
LIABILITIES
Reinsurance related embedded derivatives....................   $   39
Other liabilities...........................................       45
                                                               -------
   Total liabilities........................................   $   84
                                                               =======
REVENUES AND EXPENSES
Benefits....................................................   $  290
Commissions and other expenses..............................     (289)
                                                               -------
   Net income (loss)........................................   $    1
                                                               =======

During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2011:

ASSETS
Cash.......................................................   $  204
Deferred acquisition costs.................................      243
                                                              -------
   Total assets............................................   $  447
                                                              =======
LIABILITIES
Future contract benefits...................................   $  613
Other contract holder funds................................       18
Funds withheld reinsurance liabilities.....................     (300)
Deferred gain on business sold through reinsurance.........      106
Other liabilities..........................................        4
                                                              -------
   Total liabilities.......................................   $  441
                                                              =======
REVENUES AND EXPENSES
Amortization of deferred gain on business
   sold through reinsurance:
Write-off of unamortized deferred gain.....................   $   34
Benefits...................................................      (24)
Federal income tax expense.................................       (4)
                                                              -------
   Net income..............................................   $    6
                                                              =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS (CONTINUED)



REINSURANCE NOVATED FROM LINCOLN REINSURANCE COMPANY OF VERMONT II ("LRCVII") TO LNBAR
During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.......................................  $   (52)
                                                               --------
   Total assets..............................................  $   (52)
                                                               ========
LIABILITIES
Reinsurance related embedded derivatives.....................  $   (18)
Deferred gain on business sold through reinsurance...........        8
Long-term debt...............................................     (500)
Funds withheld reinsurance liabilities.......................      500
Other liabilities............................................      (16)
                                                               --------
   Total liabilities.........................................  $   (26)
                                                               ========
REVENUE AND EXPENSES
Net investment income........................................  $   (13)
Benefits.....................................................       13
                                                               --------
   Net Income................................................  $   (26)
                                                               ========



CAPITAL CONTRIBUTIONS
On December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                 --------------------
                                                 2011          2011
                                                 -----         -----
                                                 LIAC          OTHER
                                                 -----         -----
Cash and invested cash......................      $ 1          $ --
Other assets................................        9            --
Other liabilities...........................       (5)            5
                                                 -----         -----
   Total(1).................................      $ 5          $  5
                                                 =====         =====

-------------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity



--------------------------------------------------------------------------------
4. VARIABLE INTEREST ENTITIES


CONSOLIDATED VIES

CREDIT-LINKED NOTES ("CLNS")
We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2013:

                                               AMOUNT AND
                                            DATE OF ISSUANCE
                                       -----------------------------
                                           $400           $200
                                         DECEMBER         APRIL
                                           2006           2007
                                       --------------  -------------
Original attachment point
   (subordination)..................           5.50%          2.05%
Current attachment point
   (subordination)..................           4.17%          1.48%
Maturity............................     12/20/2016      3/20/2017
Current rating of tranche...........            BB+            Ba2
Current rating of underlying
   collateral pool..................         Aa1-B1       Aaa-Caa2
Number of defaults in underlying
   collateral pool..................              2              2
Number of entities..................            124             99
Number of countries.................             20             21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


The following summarizes the exposure of the CLN structures' underlying reference portfolios by industry and rating as of December 31, 2013:

                                                           AAA    AA       A     BBB     BB     B     CCC   TOTAL
                                                          -----  ------  -----  ------  -----  ----  -----  ------
INDUSTRY
Financial intermediaries..............................    0.0%    2.1%    6.7%   1.7%   0.0%   0.0%  0.0%    10.5%
Telecommunications....................................    0.0%    0.0%    4.0%   5.5%   1.5%   0.0%  0.0%    11.0%
Oil and gas...........................................    0.3%    2.1%    1.0%   4.6%   0.0%   0.0%  0.0%     8.0%
Utilities.............................................    0.0%    0.0%    2.6%   1.9%   0.0%   0.0%  0.0%     4.5%
Chemicals and plastics................................    0.0%    0.0%    2.3%   1.2%   0.3%   0.0%  0.0%     3.8%
Drugs.................................................    0.3%    2.2%    1.2%   0.0%   0.0%   0.0%  0.0%     3.7%
Retailers (except food and drug)......................    0.0%    0.0%    2.1%   0.9%   0.5%   0.0%  0.0%     3.5%
Industrial equipment..................................    0.0%    0.0%    2.6%   0.7%   0.0%   0.0%  0.0%     3.3%
Sovereign.............................................    0.0%    0.7%    1.2%   1.3%   0.0%   0.0%  0.0%     3.2%
Conglomerates.........................................    0.0%    2.3%    0.9%   0.0%   0.0%   0.0%  0.0%     3.2%
Forest products.......................................    0.0%    0.0%    0.0%   1.6%   1.4%   0.0%  0.0%     3.0%
Other.................................................    0.0%    4.1%   15.5%  17.1%   4.6%   0.7%  0.3%    42.3%
                                                          -----  ------  -----  ------  -----  ----  -----  ------
   Total..............................................    0.6%   13.5%   40.1%  36.5%   8.3%   0.7%  0.3%   100.0%
                                                          =====  ======  =====  ======  =====  ====  =====  ======


STATUTORY TRUST NOTE
In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement. Subsequently, the U.S. government bonds were redeemed on January 6, 2014. The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                          AS OF DECEMBER 31, 2013                     AS OF DECEMBER 31, 2012
                                                  --------------------------------------     ---------------------------------------
                                                     NUMBER                                     NUMBER
                                                       OF          NOTIONAL     CARRYING          OF          NOTIONAL      CARRYING
                                                   INSTRUMENTS      AMOUNTS       VALUE       INSTRUMENTS      AMOUNTS        VALUE
                                                  ------------     --------     --------     ------------     --------     ---------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loans..............        N/A          $  --         $ 595           N/A          $   --        $ 598
   U.S. government bonds.......................        N/A             --           102           N/A              --          110
Excess mortality swap..........................         --             --            --             1             100           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total assets(1)..........................         --          $  --         $ 697             1          $  100        $ 708
                                                  ------------     --------     --------     ------------     --------     ---------
LIABILITIES
Non-qualifying hedges:
   Credit default swaps........................          2          $ 600         $  27             2          $  600        $ 128
   Contingent forwards.........................          2             --            --             2              --           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total liabilities(2).....................          4          $ 600         $  27             4          $  600        $ 128
                                                  ============     ========     ========     ============     ========     =========

-------------
(1) Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2013.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                              --------------------
                                              2013          2012
                                              -----         ------
NON-QUALIFYING HEDGES
Credit default swaps......................    $ 101         $ 166
Contingent forwards.......................       --            (3)
                                              -----         ------
   Total non-qualifying hedges(1).........    $ 101         $ 163
                                              =====         ======

-------------
(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS, CLOs and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs. We receive returns from the LPs in the form of income tax credits that are guaranteed by creditworthy third parties, and our exposure to loss is limited to the capital we invest in the LPs. We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs. Our maximum exposure to loss was $77 million and $92 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
5. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                AS OF DECEMBER 31, 2013
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  65,423   $ 4,247    $ 1,141   $  88    $ 68,441
U.S. government bonds........................................................           314        25         14      --         325
Foreign government bonds.....................................................           498        45          1      --         542
RMBS.........................................................................         3,939       244          9      30       4,144
CMBS.........................................................................           686        33          4      17         698
CLOs.........................................................................           232        --          1       6         225
State and municipal bonds....................................................         3,549       302         27      --       3,824
Hybrid and redeemable preferred securities...................................           944        86         51      --         979
VIEs' fixed maturity securities..............................................           682        15         --      --         697
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        76,267     4,997      1,248     141      79,875
Equity securities............................................................           182        19         --      --         201
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  76,449   $ 5,016    $ 1,248   $ 141    $ 80,076
                                                                                 ==========   =======    =======   =====    ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                                AS OF DECEMBER 31, 2012
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  59,127   $ 7,977    $   216   $ 104    $ 66,784
U.S. government bonds........................................................           339        54         --      --         393
Foreign government bonds.....................................................           549        91         --      --         640
RMBS.........................................................................         5,494       449          3      57       5,883
CMBS.........................................................................           925        63         14      19         955
CLOs.........................................................................           189         2          3       8         180
State and municipal bonds....................................................         3,455       795          7      --       4,243
Hybrid and redeemable preferred securities...................................         1,143       103         70      --       1,176
VIEs' fixed maturity securities..............................................           677        31         --      --         708
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        71,898     9,565        313     188      80,962
Equity securities............................................................           137        22          2      --         157
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  72,035   $ 9,587    $   315   $ 188    $ 81,119
                                                                                 ==========   =======    =======   =====    ========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------    ---------
Due in one year or less.........................................................     $  2,481      $  2,550
Due after one year through five years...........................................       14,097        15,229
Due after five years through ten years..........................................       24,400        25,312
Due after ten years.............................................................       30,432        31,717
                                                                                     ---------    ---------
   Subtotal.....................................................................       71,410        74,808
                                                                                     ---------    ---------
MBS.............................................................................        4,625         4,842
CLOs............................................................................          232           225
                                                                                     ---------    ---------
      Total fixed maturity AFS securities.......................................     $ 76,267      $ 79,875
                                                                                     =========    =========

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $  16,620     $ 1,004     $  1,233      $ 225       $ 17,853      $ 1,229
U.S. government bonds.................................          151          14           --         --            151           14
Foreign government bonds..............................           69           1           --         --             69            1
RMBS..................................................          455          15          259         24            714           39
CMBS..................................................          109           7           43         14            152           21
CLOs..................................................          136           3           50          4            186            7
State and municipal bonds.............................          359          20           24          7            383           27
Hybrid and redeemable preferred securities............           58           6          195         45            253           51
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity AFS securities.............    $  17,957     $ 1,070     $  1,804      $ 319       $ 19,761      $ 1,389
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                        1,449
                                                                                                                          ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                    AS OF DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $   2,814     $   142     $    918      $ 178       $  3,732      $   320
RMBS..................................................          253          36          196         24            449           60
CMBS..................................................           63          16          104         17            167           33
CLOs..................................................           10           8           53          3             63           11
State and municipal bonds.............................           64           1           24          6             88            7
Hybrid and redeemable preferred securities............           71           3          281         67            352           70
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity securities.................        3,275         206        1,576        295          4,851          501
Equity securities.....................................            7           2           --         --              7            2
                                                        -----------   -----------   --------   -----------    --------    ----------
         Total AFS securities.........................    $   3,282     $   208     $  1,576      $ 295       $  4,858      $   503
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                          617
                                                                                                                          ==========

For information regarding our investments in VIEs, see Note 4.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1. Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,198       $ 1,087         $ 111
AFS securities backed by pools of commercial mortgages.............................           193           169            24
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,391       $ 1,256         $ 135
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $    871       $   774         $  97
AFS securities backed by pools of commercial mortgages.............................            29            23             6
                                                                                        ----------      -------      ----------
   Total...........................................................................      $    900       $   797         $ 103
                                                                                        ==========      =======      ==========

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,128       $   935         $ 193
AFS securities backed by pools of commercial mortgages.............................           225           183            42
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,353       $ 1,118         $ 235
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $  1,119       $   926         $ 193
AFS securities backed by pools of commercial mortgages.............................            52            36            16
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,171       $   962         $ 209
                                                                                        ==========      =======      ==========

For the years ended December 31, 2013 and 2012, we recorded OTTI for AFS securities backed by pools of residential and commercial mortgages of $21 million and $103 million, pre-tax, respectively, and before associated amortization expense for DAC, VOBA, DSI and DFEL, of which $ (46) million and $
(45) million, respectively, was recognized in OCI and $67 million and $148 million, respectively, was recognized in net income (loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $   1     $   --      $  --            4
Six months or greater, but less than nine months..................................         7          3         --            1
Nine months or greater, but less than twelve months...............................        56         18         --            4
Twelve months or greater..........................................................       340         89         81           92
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 404     $  110      $  81          101
                                                                                       =====     ======      =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $  34     $    9      $   1           14
Nine months or greater, but less than twelve months...............................        15         10         --            3
Twelve months or greater..........................................................       385        175        125          131
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 434     $  194      $ 126          148
                                                                                       =====     ======      =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $886 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012      2011
                                           -------  --------  ------
Balance as of beginning-of-year..........  $  402   $   380   $ 309
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized............      37        98      54
      Credit losses on securities for
        which an OTTI was
        previously recognized............      40        59      68
   Decreases attributable to:
      Securities sold....................    (101)     (135)    (51)
                                           -------  --------  ------
        Balance as of end-of-year........  $  378   $   402   $ 380
                                           =======  ========  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.



Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

                                                                                               AS OF DECEMBER 31, 2013
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 252      $ 18       $  48      $ 222     $ 126
RMBS.......................................................................         513        17          17        513       175
CMBS.......................................................................          34         3          12         25        77
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 799      $ 38       $  77      $ 760     $ 378
                                                                                ==========   ======  ==========    ======   ========

                                                                                               AS OF DECEMBER 31, 2012
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 285      $  4       $  95      $ 194     $  99
RMBS.......................................................................         588        20          38        570       219
CMBS.......................................................................          39         1          16         24        84
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 912      $ 25       $ 149      $ 788     $ 402
                                                                                ==========   ======  ==========    ======   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                --------    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................   $  1,683    $  1,817
U.S. government bonds........................        272         310
Foreign government bonds.....................         24          32
RMBS.........................................        152         188
CMBS.........................................          7          17
CLOs.........................................          2           4
State and municipal bonds....................         20          25
Hybrid and redeemable preferred
   securities................................         30          42
                                                --------    --------
      Total fixed maturity securities........      2,190       2,435
Equity Securities............................         --           2
                                                --------    --------
        Total trading securities.............   $  2,190    $  2,437
                                                ========    ========

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2013, 2012 and 2011, was $(166) million, $53 million and $115 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 32% and 31% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                ---------------------
                                                  2013        2012
                                                ---------   ---------
Current......................................   $  7,026    $  6,791
Valuation allowance associated with
   impaired mortgage loans on
   real estate...............................         (3)         (6)
Unamortized premium (discount)...............          6           7
                                                ---------   ---------
   Total carrying value......................   $  7,029    $  6,792
                                                =========   =========



The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Number of impaired mortgage loans
   on real estate...........................       3              4
                                                =====          =====
Principal balance of impaired mortgage
   loans on real estate.....................    $ 27           $ 38
Valuation allowance associated with
   impaired mortgage loans on
   real estate..............................      (3)            (6)
                                                -----          -----
   Carrying value of impaired
      mortgage loans on real estate.........    $ 24           $ 32
                                                =====          =====

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Balance as of beginning-of-year..............    $ 6            $ 3
   Additions.................................      3              4
   Charge-offs, net of recoveries............     (6)            (1)
                                                -----          -----
      Balance as of end-of-year..............    $ 3            $ 6
                                                =====          =====

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -----------------------
                                           2013      2012     2011
                                           -----    -----     ----
Average carrying value for
   impaired mortgage loans on
   real estate..........................   $ 30      $ 17     $ 15
Interest income recognized on
   impaired mortgage loans on
   real estate..........................      2         1        1
Interest income collected on
   impaired mortgage loans on
   real estate..........................      2         1        1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------      --------
Less than 65%.....................................    $ 5,892        83.9%          1.79        $  5,526        81.3%         1.68
65% to 74%........................................        736        10.4%          1.42             869        12.8%         1.39
75% to 100%.......................................        363         5.2%          0.83             350         5.2%         0.82
Greater than 100%.................................         35         0.5%          0.78              46         0.7%         0.79
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............    $ 7,026       100.0%                      $  6,791       100.0%
                                                     =========     =========                   ==========     ========



ALTERNATIVE INVESTMENTS

As of December 31, 2013 and 2012, alternative investments included investments in 121 and 98 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   --------------------------------
                                     2013        2012        2011
                                   ---------   ---------   --------
Fixed maturity AFS
   securities...................    $ 3,876    $  3,813    $ 3,724
Equity AFS securities...........          6           6          5
Trading securities..............        130         138        145
Mortgage loans on
   real estate..................        377         381        392
Real estate.....................          5          11         18
Standby real estate equity
   commitments..................         --          --          1
Policy loans....................        153         163        161
Invested cash...................          3           4          3
Commercial mortgage loan
   prepayment and bond
   make-whole premiums..........        107          39         75
Alternative investments.........         86         125         90
Consent fees....................          4           3          3
Other investments...............          4          (5)        --
                                   ---------   ---------   --------
   Investment income............      4,751       4,678      4,617
Investment expense..............       (190)       (127)      (127)
                                   ---------   ---------   --------
      Net investment income.....    $ 4,561    $  4,551    $ 4,490
                                   =========   =========   ========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
Fixed maturity AFS securities:
   Gross gains....................    $  20      $   14     $   84
   Gross losses...................      (89)       (187)      (218)
Equity AFS securities:
   Gross gains....................        8           1         10
   Gross losses...................       (2)         (9)        --
Gain (loss) on other
   investments....................        6          15         27
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds..........      (27)          2         (9)
                                      ------     -------    -------
      Total realized gain (loss)
        related to certain
        investments...............    $ (84)     $ (164)    $ (106)
                                      ======     =======    =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds................    $ (34)     $  (62)    $  (13)
   RMBS...........................      (28)        (50)       (76)
   CMBS...........................      (14)        (47)       (56)
   CLOs...........................       (1)         (2)        (1)
   Hybrid and redeemable
      preferred securities........       --          --         (2)
                                      ------     -------    -------
      Total fixed maturity
        securities................      (77)       (161)      (148)
Equity securities.................       (1)         (8)        --
                                      ------     -------    -------
        Gross OTTI recognized
           in net income (loss)...      (78)       (169)      (148)
        Associated amortization
           of DAC, VOBA, DSI,
           and DFEL...............       13          30         30
                                      ------     -------    -------
           Net OTTI recognized
              in net income
              (loss), pre-tax.....    $ (65)     $ (139)    $ (118)
                                      ======     =======    =======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  11      $  118     $   54
Change in DAC, VOBA,
   DSI and DFEL...................       (1)        (15)       (12)
                                      ------     -------    -------
   Net portion of OTTI
      recognized in OCI, pre-tax..    $  10      $  103     $   42
                                      ======     =======    =======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.



Credit ratings express opinions about the credit quality of a security. Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2013 and 2012, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.9 billion, and a fair value of $2.9 billion. As of December 31, 2013 and 2012, 94% and 93%, respectively, of the fair value of our CLO portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our CLO portfolio rated below investment grade had an amortized cost of $16 million and $21 million, respectively, and fair value of $13 million. Based upon the analysis discussed above, we believed as of December 31, 2013 and 2012, that we would recover the amortized cost of each investment grade corporate bond and CLO security.

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                  CARRYING         FAIR      CARRYING         FAIR
                                                                                    VALUE          VALUE       VALUE          VALUE
                                                                                  ---------       -------   ---------       --------
Collateral payable held for derivative investments(1)...........................   $   264        $   264    $ 2,507        $  2,507
Securities pledged under securities lending agreements(2).......................       184            178        197             189
Securities pledged under repurchase agreements(3)...............................       530            553        280             294
Securities pledged for Term Asset-Backed Securities Loan Facility ("TALF")(4)...        36             49         37              52
Investments pledged for Federal Home Loan Bank of Indianapolis
   ("FHLBI")(5).................................................................     1,851          3,127      1,100           1,936
                                                                                  ---------       -------   ---------       --------
   Total payables for collateral on investments.................................   $ 2,865        $ 4,171    $ 4,121        $  4,978
                                                                                  =========       =======   =========       ========

-------------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.


For information related to balance sheet offsetting of our securities lending and repurchase agreements, see Note 6.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    -------------------------------
                                      2013        2012       2011
                                    ---------   --------   --------
Collateral payable held for
   derivative investments........   $ (2,243)   $  (487)   $ 2,141
Securities pledged under
   securities lending
   agreements....................        (13)        (3)         1
Securities pledged under
   repurchase agreements.........        250         --         --
Securities pledged for TALF......         (1)      (136)      (107)
Investments pledged for
   FHLBI.........................        751      1,000         --
                                    ---------   --------   --------
   Total increase (decrease) in
      payables for collateral on
      investments................   $ (1,256)   $   374    $ 2,035
                                    =========   ========   ========



INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $868 million, which included $411 million of LPs, $372 million of private placement securities and $85 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.5 billion and $3.6 billion, or 3% and 4%, respectively, of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.7 billion and $2.2 billion, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 and 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.5 billion and $8.4 billion, respectively, or 9% of our invested assets portfolio, and our investment securities in the banking industry with a fair value of $4.8 billion and $5.3 billion, respectively, or 5% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
6. DERIVATIVE INSTRUMENTS


We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES
We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS
We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES
We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.



CREDIT DEFAULT SWAPS -- SELLING PROTECTION
We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.



We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2013                AS OF DECEMBER 31, 2012
                                                      -------------------------------------  -------------------------------------
                                                      NOTIONAL            FAIR VALUE         NOTIONAL            FAIR VALUE
                                                                    -----------------------                 ----------------------
                                                       AMOUNTS        ASSET       LIABILITY   AMOUNTS        ASSET       LIABILITY
                                                      --------      --------      ---------  ---------      -------      ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1).......................  $  2,876      $    160      $   149    $  2,001       $   353      $    224
   Foreign currency contracts(1)....................       615            32           46         420            39            26
                                                      --------      --------      ---------  ---------      -------      ---------
      Total cash flow hedges........................     3,491           192          195       2,421           392           250
                                                      --------      --------      ---------  ---------      -------      ---------
NON-QUALIFYING HEDGES
Interest rate contracts(1)..........................    44,620           214          744      35,539         1,030           474
Foreign currency contracts(1).......................       102            --           --          48            --            --
Equity market contracts(1)..........................    19,804           956          192      19,744         1,734           170
Equity collar(1)....................................        --            --           --           9             1            --
Credit contracts(2).................................       126            --            2         149            --            11
Embedded derivatives:
      GLB reserves(3)...............................        --         1,244           --          --            --            --
      GLB reserves(2)...............................        --            --        1,244          --            --           909
   Reinsurance related(4)...........................        --           159           --          --            --           184
   Indexed annuity and universal life contracts(5)..        --            --        1,048          --            --           732
                                                      --------      --------      ---------  ---------      -------      ---------
           Total derivative instruments.............  $ 68,143      $  2,765      $ 3,425    $ 57,910       $ 3,157      $  2,730
                                                      ========      ========      =========  =========      =======      =========

-------------
(1) Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other liabilities on our Consolidated Balance Sheets.
(3)  Reported in other assets on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                          REMAINING LIFE AS OF DECEMBER 31, 2013
                                                     -------------------------------------------------------------------------------
                                                      LESS THAN        1 - 5        6 - 10        11 - 30      OVER 30
                                                       1 YEAR          YEARS         YEARS         YEARS        YEARS         TOTAL
                                                     ----------     ---------      --------      --------     --------      --------
Interest rate contracts(1).....................      $   4,343      $  23,124      $ 10,697      $  9,332       $ --        $ 47,496
Foreign currency contracts(2)..................            175            110           305           127         --             717
Equity market contracts........................         10,864          3,573         5,344            21          2          19,804
Credit contracts...............................             --            126            --            --         --             126
                                                     ----------     ---------      --------      --------     --------      --------
           Total derivative instruments with
             notional amounts..................      $  15,382      $  26,933      $ 16,346      $  9,480       $  2        $ 68,143
                                                     ==========     =========      ========      ========     ========      ========

-------------
(1) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                          --------------------------
                                           2013      2012     2011
                                          -------   -------   ------
UNREALIZED GAIN (LOSS)
   ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year.........  $  101    $  132    $ (14)
Other comprehensive income (loss):
   Unrealized holding gains (losses)
      arising during the year:
      Cash flow hedges:
        Interest rate contracts.........    (126)      (41)     201
        Foreign currency contracts......     (24)      (22)       3
   Change in foreign currency
      exchange rate adjustment..........     (19)      (12)       7
   Change in DAC, VOBA, DSI and
      DFEL..............................       5        14        1
   Income tax benefit (expense).........      57        20      (74)
   Less:
      Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate contracts(1)...     (21)      (21)     (15)
           Foreign currency
              contracts(1)..............       3         3        2
   Associated amortization of DAC,
      VOBA, DSI and DFEL................       1         3        1
   Income tax benefit (expense).........       6         5        4
                                          -------   -------   ------
              Balance as of
                end-of-year.............  $    5    $  101    $ 132
                                          =======   =======   ======

-------------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).



The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                       -------------------------------
                                         2013       2012       2011
                                       ---------  ---------  ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)........  $    (21)  $    (22)  $    (15)
   Foreign currency contracts(1).....         3          3          2
                                       ---------  ---------  ---------
      Total cash flow hedges.........       (18)       (19)       (13)
                                       ---------  ---------  ---------
NON-QUALIFYING HEDGES
Interest rate contracts(2)...........      (998)        26      1,100
Foreign currency contracts(2)........        (4)        (8)       (12)
Equity market contracts(2)...........    (1,306)    (1,014)       315
Equity market contracts(3)...........        37       (362)        26
Credit contracts(2)..................         9          2         (7)
Embedded derivatives:
   Reinsurance related(2)............       352        (50)       (47)
   GLB reserves(2)...................    (2,153)        --         --
   GLB reserves(2)...................     2,153      1,308     (1,809)
   Indexed annuity and universal
      life contracts(2)..............      (356)      (136)         5
                                       ---------  ---------  ---------
              Total derivative
                instruments..........  $ (2,284)  $   (253)  $   (442)
                                       =========  =========  =========

-------------
(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                           2013      2012     2011
                                           ------   ------    -----
Gain (loss) recognized as a
   component of OCI with the offset
   to net investment income.............   $ (18)   $ (18)    $(13)

As of December 31, 2013, $23 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2013 and 2012, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                                            AS OF DECEMBER 31, 2013
-------------------------------------------------------------------------------------------------------------------------------

                                                        CREDIT RATING                                               MAXIMUM
                      REASON FOR        NATURE OF       OF UNDERLYING         NUMBER OF                            POTENTIAL
   MATURITY            ENTERING         RECOURSE        OBLIGATION(1)        INSTRUMENTS       FAIR VALUE(2)        PAYOUT
---------------       ----------       ----------       -------------       ------------       -------------      ----------
12/20/2016(3)             (4)              (5)              BBB-                  3               $  (1)            $  68
03/20/2017(3)             (4)              (5)              BBB-                  3                  (1)               58
                                                                            ------------       -------------      ----------
                                                                                  6               $  (2)            $ 126
                                                                            ============       =============      ==========

                                                           AS OF DECEMBER 31, 2012
-------------------------------------------------------------------------------------------------------------------------------

                                                          CREDIT RATING                                                MAXIMUM
                      REASON FOR         NATURE OF        OF UNDERLYING         NUMBER OF                             POTENTIAL
   MATURITY            ENTERING          RECOURSE         OBLIGATION(1)        INSTRUMENTS        FAIR VALUE(2)        PAYOUT
--------------        ----------         ---------        -------------        -----------        -------------       ---------
12/20/2016(3)             (4)               (5)               BBB-                  3                $  (4)             $  68
03/20/2017(3)             (4)               (5)               BBB-                  4                   (7)                81
                                                                               -----------        -------------       ---------
                                                                                    7                $ (11)             $ 149
                                                                               ===========        =============       =========

-------------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of our credit default swaps.
(3) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.


Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions), were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
Maximum potential payout.......................   $ 126       $  149
Less:
   Counterparty thresholds.....................      --           --
                                                  -----       ------
      Maximum collateral potentially
        required to post.......................   $ 126       $  149
                                                  =====       ======

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post $2 million as of December 31, 2013, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2013, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2013, our exposure was $50 million.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                   AS OF DECEMBER 31, 2013     AS OF DECEMBER 31, 2012
                  ------------------------    ------------------------
                  COLLATERAL    COLLATERAL    COLLATERAL    COLLATERAL
                   POSTED BY     POSTED BY     POSTED BY     POSTED BY
       S&P         COUNTER-         LNL        COUNTER-         LNL
     CREDIT          PARTY       (HELD BY        PARTY       (HELD BY
    RATING OF      (HELD BY      COUNTER-      (HELD BY      COUNTER-
  COUNTERPARTY       LNL)         PARTY)         LNL)         PARTY)
 -------------    ----------    ----------    ----------    ----------
       AA            $  --        $   --        $    41        $  --
       AA-              34           (10)            58           --
       A+               19            --            551           --
        A              228          (183)           762          (68)
       A-              207          (123)         1,113           --
      BBB+              79            --             --           --
       BBB              --            --              4           --
                  ----------    ----------    ----------    ----------
                     $ 567        $ (316)       $ 2,529        $(68)
                  ==========    ==========    ==========    ==========


BALANCE SHEET OFFSETTING

Information related to our derivative instruments, securities lending transactions and repurchase agreements and the effects of offsetting on our Consolidated Balance Sheets (in millions) were as follows:

                                                                                             AS OF DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  1,170        $ 1,403        $     --      $  2,573
Gross amounts offset......................................................        (553)            --              --          (553)
Net amount of assets......................................................         617          1,403              --         2,020
Gross amounts not offset:
   Cash collateral received...............................................        (251)            --              --          (251)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    366        $ 1,403        $     --      $  1,769
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $    580        $ 2,292        $  2,601      $  5,473
Gross amounts offset......................................................        (192)            --              --          (192)
Net amount of liabilities.................................................         388          2,292           2,601         5,281
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (2,601)       (2,601)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    388        $ 2,292        $     --      $  2,680
                                                                             ===========    ===========    ============    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)



                                                                                             AS OF DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  3,156        $    --        $     --      $  3,156
Gross amounts offset......................................................        (893)            --              --          (893)
Net amount of assets......................................................       2,263             --              --         2,263
Gross amounts not offset:
   Cash collateral received...............................................      (2,461)            --              --        (2,461)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $   (198)       $    --        $     --      $   (198)
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $     11        $ 1,825        $  1,614      $  3,450
Gross amounts offset......................................................          --             --              --            --
Net amount of liabilities.................................................          11          1,825           1,614         3,450
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (1,614)       (1,614)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $     11        $ 1,825        $     --      $  1,836
                                                                             ===========    ===========    ============    =========


--------------------------------------------------------------------------------
7. FEDERAL INCOME TAXES


The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012       2011
                                       -----      -------    ------
Current............................    $ 211      $ (320)    $ (84)
Deferred...........................      220         664       354
                                       -----      -------    ------
   Federal income tax expense
      (benefit)....................    $ 431      $  344     $ 270
                                       =====      =======    ======

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------------
                                         2013        2012        2011
                                        ---------   ---------   ---------
Tax rate times pre-tax income........   $   616     $   527     $   186
Effect of:
   Separate account dividend
      received deduction.............      (145)       (128)       (135)
   Tax credits.......................       (35)        (34)        (46)
   Goodwill..........................        --          (2)        260
   Change in uncertain tax
      positions......................         7         (88)          7
   Other items.......................       (12)         69          (2)
                                        ---------   ---------   ---------
      Federal income tax
         expense (benefit)...........   $   431     $   344     $   270
                                        =========   =========   =========
Effective tax rate...................        24%         23%         51%
                                        =========   =========   =========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.



The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
Current.....................................   $     (8)   $     173
Deferred....................................     (2,278)      (3,391)
                                               ---------   ----------
      Total federal income tax asset
        (liability).........................   $ (2,286)   $  (3,218)
                                               =========   ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013         2012
                                               --------    ---------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds....................   $    963    $     900
Deferred gain on business sold
   through reinsurance......................         21           27
Reinsurance related embedded
   derivative asset.........................         17          141
Investments.................................        274          448
Compensation and benefit plans..............        177          141
Net operating loss..........................          4            4
Net capital loss............................         --           32
Tax credits.................................        184          205
VIE.........................................          4           36
Other.......................................         32           44
                                               --------    ---------
   Total deferred tax assets................      1,676        1,978
                                               ========    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


7. FEDERAL INCOME TAXES (CONTINUED)


                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
DEFERRED TAX LIABILITIES
DAC.........................................   $  1,954    $   1,393
VOBA........................................        409          239
Net unrealized gain on AFS securities.......      1,273        3,283
Net unrealized gain on trading securities...         86          150
Intangibles.................................        151          172
Other.......................................         81          132
                                               ---------   ----------
   Total deferred tax liabilities...........      3,954        5,369
                                               ---------   ----------
      Net deferred tax asset (liability)....   $ (2,278)   $  (3,391)
                                               =========   ==========

As of December 31, 2013, we had $11 million of net operating loss carryforwards that begin to expire in 2031. In addition, we had $102 million of alternative minimum tax credits that are not subject to expiration and $82 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $64 million and $59 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                        FOR THE
                                                      YEARS ENDED
                                                     DECEMBER 31,
                                                  ------------------
                                                  2013        2012
                                                  -----      -------
Balance as of beginning-of-year.................  $ 67       $  275
   Decreases for prior year tax positions.......    --         (145)
   Increases for current year tax positions.....     8            3
   Decreases for settlements with taxing
      authorities...............................    --           (2)
   Decreases for lapse of statute of
      limitations...............................    --          (64)
                                                  -----      -------
        Balance as of end-of-year...............  $ 75       $   67
                                                  =====      =======



We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $2 million, $(78) million and $8 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $13 million and $11 million as of December 31, 2013 and 2012, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. We believe a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. We do not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


-----------------------------------------------------------------------------
8. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 6,030   $ 5,887   $ 6,029
   Business acquired (sold)
      through reinsurance............      (67)     (126)      184
   Deferrals.........................    1,559     1,294     1,368
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (795)     (760)     (666)
      Unlocking......................       42       (71)     (130)
   Adjustment related to realized
      (gains) losses.................      (49)      (49)      (39)
   Adjustment related to
      unrealized (gains) losses......      970      (145)     (859)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 7,690   $ 6,030   $ 5,887
                                       ========  ========  ========

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $   702   $ 1,055   $ 1,378
   Business acquired (sold)
      through reinsurance............        3       (20)       12
   Deferrals.........................       13        12        20
   Amortization:
      Amortization, excluding
        unlocking....................     (179)     (225)     (279)
      Unlocking......................      (52)      (23)      174
   Accretion of interest(1)..........       68        73        78
   Adjustment related to realized
      (gains) losses.................       (1)        9        (6)
   Adjustment related to
      unrealized (gains) losses......      615      (179)     (322)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,169   $   702   $ 1,055
                                       ========  ========  ========

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $85
2015.........................................   78
2016.........................................   72
2017.........................................   68
2018.........................................   68



Changes in DSI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                       2013        2012       2011
                                       ------     ------     ------
Balance as of beginning-of-year......  $ 296      $ 309      $ 324
   Deferrals.........................     10         39         39
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...    (41)       (43)       (36)
      Unlocking......................      8         14         (2)
   Adjustment related to realized
      (gains) losses.................     (3)        (5)        (3)
   Adjustment related to
      unrealized (gains) losses......     40        (18)       (13)
                                       ------     ------     ------
        Balance as of end-of-year....  $ 310      $ 296      $ 309
                                       ======     ======     ======

Changes in DFEL (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 1,342   $ 1,360   $ 1,472
   Business acquired (sold)
      through reinsurance............       (7)      (44)       18
   Deferrals.........................      319       348       544
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (210)     (206)     (160)
      Unlocking......................      (14)      (69)       31
   Adjustment related to realized
      (gains) losses.................       (8)       (5)       (8)
   Adjustment related to
      unrealized (gains) losses......      477       (42)     (537)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,899   $ 1,342   $ 1,360
                                       ========  ========  ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
9. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013       2012       2011
                                      ---------  ---------  ---------
Direct insurance premiums
   and fee income...................  $  7,707   $  7,099   $  6,735
Reinsurance assumed.................        19         18         21
Reinsurance ceded...................    (1,505)    (1,287)    (1,511)
                                      ---------  ---------  ---------
   Total insurance premiums
      and fee income................  $  6,221   $  5,830   $  5,245
                                      =========  =========  =========
Direct insurance benefits...........  $  5,346   $  4,717   $  4,828
Reinsurance recoveries netted
   against benefits.................    (1,733)    (1,778)    (2,624)
                                      ---------  ---------  ---------
   Total benefits...................  $  3,613   $  2,939   $  2,204
                                      =========  =========  =========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

We reinsure 27% to 33% of the mortality risk on newly issued non-term life insurance contracts and 20% to 25% of total mortality risk including term insurance contracts under our reinsurance program. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $742 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $5.8 billion and $8.3 billion as of December 31, 2013 and 2012, respectively. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.2 billion and $3.4 billion as of December 31, 2013 and 2012, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2013, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2013, included $1.5 billion and $92 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2013, 2012 and 2011, we amortized $48 million, $48 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.


--------------------------------------------------------------------------------
10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    ------------     -----------     ----------
Annuities.............................................................     $ 1,040         $   (600)          $--           $   440
Retirement Plan Services..............................................          20               --            --                20
Life Insurance........................................................       2,186             (647)           --             1,539
Group Protection......................................................         274               --            --               274
Other Operations -- Media.............................................         176             (176)           --                --
                                                                         ------------    ------------     -----------     ----------
      Total goodwill..................................................     $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ============     ===========     ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    -----------      -----------     ----------
Annuities............................................................      $ 1,040         $   (600)          $--           $   440
Retirement Plan Services.............................................           20               --            --                20
Life Insurance.......................................................        2,186             (647)           --             1,539
Group Protection.....................................................          274               --            --               274
Other Operations -- Media............................................          176             (176)           --                --
                                                                         ------------    -----------      -----------     ----------
      Total goodwill.................................................      $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ===========      ===========     ==========



We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Group Protection reporting units. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................     $ 100        $ 31         $ 100         $ 27

Retirement Plan Services:
   Mutual fund contract rights(1)..............................................         5          --             5           --

Other Operations:
   FCC licenses(1).............................................................       131          --           129           --
   Other.......................................................................         4           3             4            3
                                                                                  --------   -------------  ---------  -------------
      Total....................................................................     $ 240        $ 34         $ 238         $ 30
                                                                                  ========   =============  =========  =============

-------------
(1)  No amortization recorded as the intangible asset has indefinite life.



Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2013, was as follows:

2014.................................................   $ 4
2015.................................................     4
2016.................................................     4
2017.................................................     4
2018.................................................     4
Thereafter...........................................    50


--------------------------------------------------------------------------------
11. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................   $  79,391   $  63,478
Net amount at risk(1).......................         141         392
Average attained age of contract
   holders..................................    61 YEARS    60 years
MINIMUM RETURN
Total account value.........................   $     151   $     149
Net amount at risk(1).......................          27          37
Average attained age of contract
   holders..................................    73 YEARS    73 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................   $  25,958   $  23,019
Net amount at risk(1).......................         570       1,133
Average attained age of contract
   holders..................................    68 YEARS    67 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ----------------------
                                              2013    2012     2011
                                              ------  ------  ------
Balance as of beginning-of-year.............  $ 104   $  84   $  44
   Changes in reserves......................    (10)     64      93
   Benefits paid............................    (21)    (44)    (53)
                                              ------  ------  ------
      Balance as of end-of-year.............  $  73   $ 104   $  84
                                              ======  ======  ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


11. GUARANTEED BENEFIT FEATURES (CONTINUED)



VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                             -------------------------
                                                2013          2012
                                             ------------  -----------
ASSET TYPE
Domestic equity............................  $  45,590     $  37,899
International equity.......................     17,707        14,850
Bonds......................................     23,648        21,174
Money market...............................     10,518         7,747
                                             ------------  -----------
   Total...................................  $  97,463     $  81,670
                                             ============  ===========
Percent of total variable annuity
   separate account values.................         99%           98%



SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 30% of total life insurance in-force reserves as of December 31, 2013, and 35% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT


Details underlying short-term and long-term debt (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                -------     --------
Short-Term Debt
   Short-term notes payable to LNC..........    $    51     $     28
   Current maturities of long-term debt.....         --            4
                                                -------     --------
      Total short-term debt.................    $    51     $     32
                                                =======     ========
Long-Term Debt, Excluding
   Current Portion
   1.40% note, due 2016.....................    $     4     $     --
   LIBOR + 3 bps loan, due 2017.............        250          250
   Surplus notes due LNC:
      LIBOR + 142 bps surplus note,
        due 2023............................        240           --
      9.76% surplus note, due 2024..........         50           50
      6.56% surplus note, due 2028..........        500          500
      LIBOR + 111 bps surplus note,
        due 2028............................         71           --
      LIBOR + 226 bps surplus note,
        due 2028............................        360           --
      6.03% surplus note, due 2028..........        750          750
      LIBOR + 100 bps surplus note,
        due 2037............................        375          375
                                                -------     --------
        Total surplus notes.................      2,346        1,675
                                                -------     --------
           Total long-term debt.............    $ 2,600     $  1,925
                                                =======     ========

Future principal payments due on long-term debt (in millions) as of December 31, 2013, were as follows:

2014...............................................  $    --
2015...............................................       --
2016...............................................        4
2017...............................................      250
2018...............................................       --
Thereafter.........................................    2,346
                                                     -------
   Total...........................................  $ 2,600
                                                     =======


On September 10, 2013, we issued a note of $4 million to LNC. This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC. The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of LIBOR + 142 bps. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Indiana Insurance Commissioner, we have the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


12. SHORT-TERM AND LONG-TERM DEBT (CONTINUED)


right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2013, was $360 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.



--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS


CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LNL's parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. We dispute the allegations and are vigorously defending this matter. Plaintiffs have filed a motion for class certification. We expect a hearing on class certification in the first half of 2014.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("adversary proceeding") captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547
(JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements. The adversary proceeding is stayed through May 20, 2014, and LNL's response is currently due in the middle of 2014.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

A reinsurer has sought rate increases on certain yearly renewable term treaties. We dispute that this reinsurer has the right to increase the rates on these policies and have initiated arbitration proceedings to resolve this matter. We do not believe the outcome will have a material adverse effect on LNL's financial condition.

COMMITMENTS

LEASES
We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2013, 2012 and 2011, was $37 million, $37 million and $36 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2013, were as follows:

2014................................................   $ 35
2015................................................     30
2016................................................     26
2017................................................     20
2018................................................     12
Thereafter..........................................     19
                                                       ----
   Total............................................   $142
                                                       ====

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 17%, 19% and 22% of Annuities' variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented approximately 47%, 50% and 54% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 19%, 21% and 27% of variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented 54%, 58% and 62% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively.


OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(7) million and $32 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
14. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                      2013        2012       2011
                                                                                                    ---------   ---------   --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $  3,876    $  2,805    $ 1,119
   Unrealized holding gains (losses) arising during the year.....................................     (5,569)      2,631      3,292
   Change in foreign currency exchange rate adjustment...........................................         20          14         (5)
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds............      1,835      (1,233)      (798)
   Income tax benefit (expense)..................................................................      1,300        (459)      (890)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............        (63)       (181)      (124)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................        (28)         (1)       (10)
      Income tax benefit (expense)...............................................................         32          64         47
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $  1,521    $  3,876    $ 2,805
                                                                                                    =========   =========   ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $   (105)   $   (103)   $  (126)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year..................................................        (11)       (118)       (54)
   Change in DAC, VOBA, DSI and DFEL.............................................................          1          15         12
   Income tax benefit (expense)..................................................................          4          35         15
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities......................................         58         118         99
   Change in DAC, VOBA, DSI and DFEL.............................................................         (8)        (17)       (21)
   Income tax benefit (expense)..................................................................        (17)        (35)       (28)
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $    (78)   $   (105)   $  (103)
                                                                                                    =========   =========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


14. SHARES AND STOCKHOLDER'S EQUITY (CONTINUED)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                       2013       2012        2011
                                                                                                    ----------  ---------  ---------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year..................................................................   $     101   $    132    $   (14)
   Unrealized holding gains (losses) arising during the year.....................................        (150)       (63)       204
   Change in foreign currency exchange rate adjustment...........................................         (19)       (12)         7
   Change in DAC, VOBA, DSI and DFEL.............................................................           5         14          1
   Income tax benefit (expense)..................................................................          57         20        (74)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............         (18)       (18)       (13)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................           1          3          1
      Income tax benefit (expense)...............................................................           6          5          4
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $       5   $    101    $   132
                                                                                                    ==========  =========  =========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year..................................................................   $     (12)  $    (14)   $   (14)
   Adjustment arising during the year............................................................          (9)         3          1
   Income tax benefit (expense)..................................................................           3         (1)        (1)
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $     (18)  $    (12)   $   (14)
                                                                                                    ==========  =========  =========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification........................................  $ (63)  Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL............    (28)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......    (91)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................     32   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (59)  Net income (loss)
                                                                ======
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification........................................  $  58   Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL.............................     (8)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......     50   Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................    (17)  Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $  33   Net income (loss)
                                                                ======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Gross reclassifications:
   Interest rate contracts....................................  $ (21)  Net investment income
   Foreign currency contracts.................................      3   Net investment income
      Total gross reclassifications...........................    (18)
Associated amortization of DAC, VOBA, DSI and DFEL............      1   Commissions and other expenses
   Reclassifications before income tax benefit (expense)......    (17)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................      6   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (11)  Net income (loss)
                                                                ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
15. REALIZED GAIN (LOSS)



Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ------------------------------
                                       2013       2012        2011
                                      -------    --------    -------
Total realized gain (loss)
   related to certain
   investments(1)..................   $  (84)    $  (164)    $ (106)
Realized gain (loss) on the
   mark-to-market on certain
   instruments(2)..................      308         138        (65)
Indexed annuity and universal
   life net derivatives results:(3)
   Gross gain (loss)...............      (39)         16          2
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................        9          (5)        (2)
Variable annuity net
   derivatives results:(4)
   Gross gain (loss)...............     (104)        (77)       (51)
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................      (33)        (31)       (28)
                                      -------    --------    -------
      Total realized gain (loss)...   $   57     $  (123)    $ (250)
                                      =======    ========    =======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.


(2) Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and universal life products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.


--------------------------------------------------------------------------------
16. COMMISSIONS AND OTHER EXPENSES



Details underlying commissions and other expenses (in millions) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    ------------------------------
                                      2013       2012       2011
                                    --------   --------   --------
Commissions.....................    $ 1,980    $ 1,972    $ 2,534
General and administrative
   expenses.....................      1,569      1,553      1,392
Expenses associated with
   reserve financing and
   unrelated letters of credit
   ("LOCs").....................         40         40         24
DAC and VOBA deferrals
   and interest, net of
   amortization.................       (656)      (300)      (565)
Broker-dealer expenses..........        288        243        236
Specifically identifiable
   intangible asset
   amortization.................          4          4          4
Media expenses..................         62         66         69
Taxes, licenses and fees........        239        244        244
Restructuring charges...........         --         16         --
                                    --------   --------   --------
      Total.....................    $ 3,526    $ 3,838    $ 3,938
                                    ========   ========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                                                AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                                     ---------------------------------------------------------------
                                                                         2013             2012             2013            2012
                                                                     -------------   --------------   -------------   --------------
                                                                                                                   OTHER
                                                                            PENSION BENEFITS              POSTRETIREMENT BENEFITS
                                                                     ------------------------------   ------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year................................       $ 145           $  137           $   5            $   5
Actual return on plan assets......................................          (9)              17               1               --
Company and participant contributions.............................          --               --               3                4
Benefits paid.....................................................          (9)              (9)             (3)              (4)
                                                                     -------------   --------------   -------------   --------------
   Fair value as of end-of-year...................................         127              145               6                5
                                                                     =============   ==============   =============   ==============
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year...................................         126              121              17               21
Interest cost.....................................................           5                5               1                1
Company and participant contributions.............................          --               --               1                1
Amendments........................................................          --               --              (1)              --
Actuarial (gains) losses..........................................          (7)               9              (1)              (2)
Benefits paid.....................................................          (9)              (9)             (2)              (4)
                                                                     -------------   --------------   -------------   --------------
   Balance as of end-of-year......................................         115              126              15               17
                                                                     -------------   --------------   -------------   --------------
      Funded status of the plans..................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets......................................................       $  14           $   21           $  --            $  --
Other liabilities.................................................          (2)              (2)             (9)             (12)
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED IN AOCI, NET OF TAX
Net (gain) loss...................................................       $  20           $   13           $  (1)           $  (1)
Prior service credit..............................................          --               --              (1)              --
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  20           $   13           $  (2)           $  (1)
                                                                     =============   ==============   =============   ==============
RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan.......................................         N/A              N/A            4.00%            4.00%
All other plans...................................................         N/A              N/A             N/A              N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate.................................        4.50%            3.93%           4.50%            4.03%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%
Net periodic benefit cost:
   Weighted-average discount rate.................................        3.93%            4.25%           4.03%            4.25%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2013, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2014, our discount rate for the pension plans will be 4.50%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2014, our expected return on plan assets is 6.50% for the plans.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                             AS OF OR FOR THE
                                         YEARS ENDED DECEMBER 31,
                                       ------------------------------
                                       2013        2012       2011
                                       --------   --------   --------
Pre-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Post-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Ultimate trend rate..............       4.50%      4.50%       4.50%
Year that the rate reaches
   the ultimate trend rate.......       2020       2020        2021

We expect the health care cost trend rate for 2014 to be 7.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                 2013         2012
                                                -----        -----
Accumulated benefit obligation.............      $  2         $  2
Projected benefit obligation...............         2            2
Fair value of plan assets..................        --           --



COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------
                                                                     PENSION BENEFITS                  OTHER POSTRETIREMENT BENEFITS
                                                             ----------------------------------      -------------------------------
                                                              2013         2012          2011        2013         2012          2011
                                                             ------       ------        -------      -----        -----        -----
Interest cost...........................................      $  5         $  5         $    6       $  1         $   1        $   1
Expected return on plan assets..........................        (9)          (9)           (10)        --            --           --
Recognized net actuarial loss (gain)....................         1            1              2         --            --           --
Recognized actuarial gain due to curtailments...........        --           --             --         (1)           --           --
                                                             ------       ------        -------      -----        -----        -----
    Net periodic benefit expense (recovery).............      $ (3)        $ (3)        $   (2)      $ --         $   1        $   1
                                                             ======       ======        =======      =====        =====        =====


We expect our 2014 pension plans' expense to be approximately $3 million.

For 2014, the estimated amount of amortization from AOCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $3 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              --------------------
                                               2013          2012
                                              ------         -----
Fixed maturity securities...................    100%           80%
Common stock:
   Domestic equity..........................      0%           14%
   International equity.....................      0%            6%


The investment objectives for the assets related to our pension plans are to:

  - Maintain sufficient liquidity to pay obligations of the plans as they come due;
  - Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
  - Maintain an appropriate asset allocation policy;
  - Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
  - Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


Our pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.



FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                                                                       AS OF DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                     PENSION PLANS                    OTHER POSTRETIREMENT BENEFITS
                                                              --------------------------------      --------------------------------
                                                               2013                      2012        2013                      2012
                                                              ------                    ------      ------                    ------
Fixed maturity securities:
   Corporate bonds......................................      $   86                    $   48       $ --                      $ --
   U.S. government bonds................................          31                        26         --                        --
   Foreign government bonds.............................          --                         2         --                        --
   State and municipal bonds............................           9                        --         --                        --
Common stock............................................          --                        66         --                        --
Cash and invested cash..................................           1                         3         --                        --
Other investments.......................................          --                        --          6                         5
                                                              ------                    ------      ------                    ------
      Total.............................................      $  127                    $  145       $  6                      $  5
                                                              ======                    ======      ======                    ======


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2013 or 2012. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2014 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2014 is less than $1 million.



We expect the following benefit payments (in millions):

                                           DEFINED
                                           BENEFIT         OTHER
                                           PENSION    POST-RETIREMENT
                                            PLANS          PLANS
                                          --------    ---------------
2014..................................       $10            $1
2015..................................        10             1
2016..................................        10             1
2017..................................         9             1
2018..................................         9             1
Following five years thereafter.......        40             5


--------------------------------------------------------------------------------
18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $70 million, $68 million and $65 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                    2013        2012
                                                   -----        -----
Total liabilities(1)...........................     $398         $335
Investments held to fund liabilities(2)........      166          146

--------------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                             ---------------------
                                             2013    2012    2011
                                             -----   -----   -----
Employer matching contributions............  $  9    $  7     $ 6
Increase (decrease) in measurement
   of liabilities, net of total return
   swap....................................    11      11       1
                                             -----   -----   -----
   Total plan expenses (income)............  $ 20    $ 18     $ 7
                                             =====   =====   =====

DEFERRED COMPENSATION PLANS FOR AGENTS
We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of our contributions are calculated and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)


made in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012    2011
                                            ----    -----    -----
Company contributions...................     $1      $ 1     $  1
Increase (decrease) in measurement
   of liabilities, net of total return
   swap.................................      4        5       --
                                            ----    -----    -----
   Total plan expenses (income).........     $5      $ 6     $  1
                                            ====    =====    =====

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS OF LNC
Non-employee directors may defer a portion of their annual cash retainers. They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were less than $1 million, $2 million and less than $(1) million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS
Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Investments held to fund the liabilities are rebalanced to match the funds that have been elected by the participant. The plan obligation increases with contributions, deferrals and investment gains, and decreases with distributions and investment losses. The plan assets increase with investment gains and decrease with investment losses and withdrawals. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were $2 million, $3 million and $4 million, respectively.



--------------------------------------------------------------------------------
19. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units ("RSUs") and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.



Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                      --------------------------
                                      2013       2012       2011
                                      -----     -----      -----
Stock options......................   $  8       $  8       $  8
Performance shares.................     10          5          2
SARs...............................      5          1         --
RSUs and nonvested stock...........     15         17         12
                                      -----     -----      -----
   Total...........................   $ 38       $ 31       $ 22
                                      =====     =====      =====
Recognized tax benefit.............   $ 13       $ 11       $  8
                                      =====     =====      =====


--------------------------------------------------------------------------------
20. STATUTORY INFORMATION AND RESTRICTIONS



We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.



We are subject to the applicable laws and regulations of our respective states. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2013       2012
                                                  -------   --------
U.S. capital and surplus.....................     $ 7,248   $  6,457

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


20. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)



                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     -----------------------------
                                     2013        2012        2011
                                     -----       -----      ------
U.S. net gain (loss) from
   operations, after-tax........     $ 425       $ 649      $  291
U.S. net income (loss)..........       495         600         104
U.S. dividends to LNC
   holding company..............       640         605         800

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve developments in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January, 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2013 and 2012.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  --------  ---------
Calculation of reserves using the Indiana
   universal life method.....................     $   219   $    249
Calculation of reserves using continuous
   CARVM.....................................          (2)        (2)
Conservative valuation rate on certain
   annuities.................................         (30)       (26)
Lesser of LOC and XXX additional reserve
   as surplus................................       2,635      2,483

During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY, notwithstanding that LLANY discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL's subsidiary, LLANY, a New York-domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $681 million in 2014 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
21. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                              AS OF DECEMBER 31, 2013       AS OF DECEMBER 31, 2012
                                                                            --------------------------    --------------------------
                                                                             CARRYING         FAIR         CARRYING         FAIR
                                                                               VALUE          VALUE          VALUE          VALUE
                                                                            ------------   -----------    -----------    -----------
ASSETS
AFS securities:
   Fixed maturity securities...........................................     $    79,178    $   79,178     $   80,254     $   80,254
   VIEs' fixed maturity securities.....................................             697           697            708            708
   Equity securities...................................................             201           201            157            157
Trading securities.....................................................           2,190         2,190          2,437          2,437
Mortgage loans on real estate..........................................           7,029         7,193          6,792          7,446
Derivative investments(1)..............................................             617           617          2,263          2,263
Other investments......................................................           1,208         1,208          1,089          1,089
Cash and invested cash.................................................             630           630          3,278          3,278
Reinsurance related embedded derivatives...............................             159           159             --             --
Other assets -- GLB reserves embedded derivatives(2)...................           1,244         1,244             --             --
Separate account assets................................................         117,135       117,135         95,373         95,373
LIABILITIES
Future contract benefits -- indexed annuity and universal
   life contracts embedded derivatives.................................          (1,048)       (1,048)          (732)          (732)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.................            (809)         (809)          (867)          (867)
   Account values of certain investment contracts......................         (29,024)      (30,514)       (28,480)       (32,620)
Short-term debt........................................................             (51)          (51)           (32)           (32)
Long-term debt.........................................................          (2,600)       (2,634)        (1,925)        (1,972)
Reinsurance related embedded derivatives...............................              --            --           (184)          (184)
VIEs' liabilities -- derivative instruments............................             (27)          (27)          (128)          (128)
Other liabilities:
   Credit default swaps................................................              (2)           (2)           (11)           (11)
   Derivative liabilities(1)...........................................            (386)         (386)            --             --
   GLB reserves embedded derivatives(2)................................          (1,244)       (1,244)          (909)          (909)
BENEFIT PLANS' ASSETS(3)...............................................             133           133            150            150

--------------
(1) We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2) GLB reserves embedded derivatives are fully ceded to our counterparties. Refer to Note 6 for additional detail.
(3) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.



SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.



The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                          AS OF DECEMBER 31, 2013
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     60      $    65,421       $   2,960       $   68,441
      U.S. government bonds.......................................            304               21              --              325
      Foreign government bonds....................................             --              464              78              542
      RMBS........................................................             --            4,143               1            4,144
      CMBS........................................................             --              678              20              698
      CLOs........................................................             --               47             178              225
      State and municipal bonds...................................             --            3,796              28            3,824
      Hybrid and redeemable preferred securities..................             39              874              66              979
   VIEs' fixed maturity securities................................            102              595              --              697
   Equity AFS securities..........................................              3               37             161              201
   Trading securities.............................................             --            2,137              53            2,190
   Derivative investments(1)......................................             --              244           1,118            1,362
Cash and invested cash............................................             --              630              --              630
Reinsurance related embedded derivatives..........................             --              159              --              159
Other assets -- GLB reserves embedded derivatives.................             --               --           1,244            1,244
Separate account assets...........................................          1,766          115,369              --          117,135
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,274      $   194,615       $   5,907       $  202,796
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal life
   contracts embedded derivatives.................................       $     --      $        --       $  (1,048)      $   (1,048)
VIEs' liabilities -- derivative instruments.......................             --               --             (27)             (27)
Other liabilities:
   Credit default swaps...........................................             --               --              (2)              (2)
   Derivative liabilities(1)......................................             --             (879)           (252)          (1,131)
   GLB reserves embedded derivatives..............................             --               --          (1,244)          (1,244)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (879)      $  (2,573)      $   (3,452)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     --      $       133       $      --       $      133
                                                                       ============    ============   ==============     ===========

--------------
(1) Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


                                                                                          AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     65      $    64,654       $   2,065       $   66,784
      U.S. government bonds.......................................            362               30               1              393
      Foreign government bonds....................................             --              594              46              640
      RMBS........................................................             --            5,880               3            5,883
      CMBS........................................................             --              928              27              955
      CLOs........................................................             --               26             154              180
      State and municipal bonds...................................             --            4,211              32            4,243
      Hybrid and redeemable preferred securities..................             30            1,030             116            1,176
   VIEs' fixed maturity securities................................            110              598              --              708
   Equity AFS securities..........................................             44               26              87              157
   Trading securities.............................................              2            2,379              56            2,437
   Derivative investments.........................................             --              347           1,916            2,263
Cash and invested cash............................................             --            3,278              --            3,278
Separate account assets...........................................          1,519           93,854              --           95,373
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,132      $   177,835       $   4,503       $  184,470
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal
   indexed annuity and universal life contracts...................       $     --      $        --       $    (732)      $     (732)
Reinsurance related embedded derivatives..........................             --             (184)             --             (184)
VIEs' liabilities -- derivative instruments.......................             --               --            (128)            (128)
Other liabilities:
   Credit default swaps...........................................             --               --             (11)             (11)
   GLB reserves embedded derivatives..............................             --               --            (909)            (909)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (184)      $  (1,780)      $   (1,964)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     16      $       134       $      --       $      150
                                                                       ============    ============   ==============     ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                                                               PURCHASES,
                                                                                     GAINS     ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)      SALES,         IN OR
                                                                       INCLUDED       IN       MATURITIES,       OUT
                                                         BEGINNING        IN          OCI     SETTLEMENTS,       OF         ENDING
                                                           FAIR           NET         AND        CALLS,       LEVEL 3,       FAIR
                                                           VALUE        INCOME     OTHER(1)        NET        NET(2)(3)      VALUE
                                                        ----------    ----------   --------   ------------   -----------  ----------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds.................................   $  2,065     $     (17)   $    --      $  1,026      $    (114)   $  2,960
      U.S. government bonds...........................          1            --         --            (1)            --          --
      Foreign government bonds........................         46            --         (1)           33             --          78
      RMBS............................................          3            --         --            (2)            --           1
      CMBS............................................         27            --          6            (5)            (8)         20
      CLOs............................................        154            (1)         4            50            (29)        178
      State and municipal bonds.......................         32            --         (4)           --             --          28
      Hybrid and redeemable preferred securities......        116            --         13           (33)           (30)         66
   Equity AFS securities..............................         87            (1)         2            73             --         161
   Trading securities.................................         56             2         (7)           (6)             8          53
   Derivative investments.............................      1,916          (681)      (194)         (175)            --         866
Other assets -- GLB reserves embedded derivatives(5)..        909        (2,153)        --            --          2,488       1,244
Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)...       (732)         (356)        --            40             --      (1,048)
VIEs' liabilities -- derivative instruments(6)........       (128)          101         --            --             --         (27)
Other liabilities:
   Credit default swaps(7)............................        (11)            9         --            --             --          (2)
   GLB reserves embedded derivatives(5)...............       (909)        2,153         --            --         (2,488)     (1,244)
                                                        ----------    ----------   --------   ------------   -----------  ----------
        Total, net....................................   $  3,632     $    (944)   $  (181)     $  1,000      $    (173)   $  3,334
                                                        ==========    ==========   ========   ============   ===========  ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                            FOR THE YEAR ENDED DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                     GAINS      ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)       SALES,         IN OR
                                                                       INCLUDED       IN        MATURITIES,       OUT
                                                          BEGINNING       IN          OCI      SETTLEMENTS,       OF         ENDING
                                                            FAIR          NET         AND         CALLS,       LEVEL 3,       FAIR
                                                            VALUE       INCOME     OTHER(1)         NET         NET(2)        VALUE
                                                        -----------    ---------   --------    ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds................................    $   2,423     $    (25)    $   35       $   274       $  (642)    $  2,065
      U.S. government bonds..........................            1           --         --            --            --            1
      Foreign government bonds.......................           97           --         --            (5)          (46)          46
      RMBS...........................................          158           (3)         3            (8)         (147)           3
      CMBS...........................................           31          (11)        16           (11)            2           27
      CLOs...........................................          101           (2)         8            61           (14)         154
      State and municipal bonds......................           --           --         --            32            --           32
      Hybrid and redeemable preferred securities.....           99           (1)        23            --            (5)         116
   Equity AFS securities.............................           56           (8)        13            26            --           87
   Trading securities................................           67            3          4            (2)          (16)          56
   Derivative investments............................        2,484         (823)        73           182            --        1,916
 Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)..         (399)        (136)        --          (197)           --         (732)
 VIEs' liabilities -- derivative instruments(6)......         (291)         163         --            --            --         (128)
Other liabilities:
   Credit default swaps(7)...........................          (16)           5         --            --            --          (11)
   GLB reserves embedded derivatives(5)..............       (2,217)       1,308         --            --            --         (909)
                                                        -----------    ---------   --------    ------------   ----------   ---------
        Total, net...................................    $   2,594     $    470     $  175       $   352       $  (868)    $  2,723
                                                        ===========    =========   ========    ============   ==========   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                             FOR THE YEAR ENDED DECEMBER 31, 2011
                                                           -------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                      GAINS     ISSUANCES,     TRANSFERS
                                                                           ITEMS    (LOSSES)      SALES,         IN OR
                                                                         INCLUDED      IN       MATURITIES,       OUT
                                                            BEGINNING       IN         OCI     SETTLEMENTS,       OF        ENDING
                                                              FAIR          NET        AND        CALLS,       LEVEL 3,      FAIR
                                                              VALUE       INCOME    OTHER(1)        NET         NET(2)       VALUE
                                                           ----------   ----------  --------   ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds....................................   $  2,353    $       3    $   42       $ (134)       $  159     $  2,423
      U.S. government bonds..............................          2           --        --           (1)           --            1
      Foreign government bonds...........................        113           --         4           (3)          (17)          97
      RMBS...............................................        119           (3)        6           36            --          158
      CMBS...............................................        102          (62)       61          (74)            4           31
      CLOs...............................................        171           19       (17)         (72)           --          101
      Hybrid and redeemable preferred securities.........        114           (1)       (5)          (7)           (2)          99
   Equity AFS securities.................................         91            8       (12)           3           (34)          56
   Trading securities....................................         74            3         1           (7)           (4)          67
   Derivative investments................................      1,494          495       383          112            --        2,484
Future contract benefits -- index annuity
   and universal life contracts embedded derivatives(5)..       (497)           5        --           93            --         (399)
VIEs' liabilities -- derivative instruments(6)...........       (209)         (82)       --           --            --         (291)
Other liabilities:
   Credit default swaps(7)...............................        (16)          (6)       --            6            --          (16)
   GLB reserves embedded derivatives(5)..................       (408)      (1,809)       --           --            --       (2,217)
                                                           ----------   ----------  --------   ------------   ----------   ---------
        Total, net.......................................   $  3,503    $  (1,430)   $  463       $  (48)       $  106     $  2,594
                                                           ==========   ==========  ========   ============   ==========   =========
Benefit plans' assets(8).................................   $      6    $      --    $   --       $   (6)       $   --     $     --
                                                           ==========   ==========  ========   ============   ==========   =========

--------------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Consolidated Balance Sheets.
(4) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
      (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(8) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $  1,235      $  (51)      $   (44)        $   (45)      $ (69)    $  1,026
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         50          --           (17)             --          --           33
     RMBS............................................         --          --            --              (2)         --           (2)
     CMBS............................................         --          --            --              (3)         (2)          (5)
     CLOs............................................         74          --            --             (24)         --           50
     Hybrid and redeemable preferred securities......         --         (33)           --              --          --          (33)
   Equity AFS securities.............................         78          (5)           --              --          --           73
   Trading securities................................         --          (3)           (1)             (2)         --           (6)
   Derivative investments............................        152         (23)         (304)             --          --         (175)
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (68)         --            --             108          --           40
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $  1,521      $ (115)      $  (366)        $    31       $ (71)    $  1,000
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2012
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    363      $  (26)      $    (6)        $   (51)      $  (6)    $    274
     Foreign government bonds........................         --          --            (5)             --          --           (5)
     RMBS............................................         --          --            (6)             (2)         --           (8)
     CMBS............................................         --          --            --             (11)         --          (11)
     CLOs............................................         72          --            --             (11)         --           61
     State and municipal bonds.......................         32          --            --              --          --           32
   Equity AFS securities.............................         26          --            --              --          --           26
   Trading securities................................         --          --            --              (2)         --           (2)
   Derivative investments............................        454         (34)         (238)             --          --          182
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (99)         --            --             (98)         --         (197)
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    848      $  (60)      $  (255)        $  (175)      $  (6)    $    352
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2011
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    237      $ (216)      $   (15)        $   (51)      $ (89)    $   (134)
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         --          (3)           --              --          --           (3)
     RMBS............................................         51          --            --             (15)         --           36
     CMBS............................................         --         (50)           --             (24)         --          (74)
     CLOs............................................         --         (33)           --             (39)         --          (72)
     Hybrid and redeemable preferred securities......          9         (16)           --              --          --           (7)
   Equity AFS securities.............................         19         (16)           --              --          --            3
   Trading securities................................         --          (2)           --              (5)         --           (7)
   Derivative investments............................        396          (7)         (277)             --          --          112
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (59)         --            --             152          --           93
Other liabilities -- credit default swaps............         --           6            --              --          --            6
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    653      $ (337)      $  (292)        $    17       $ (89)    $    (48)
                                                       ==========     =======     ==========     ============    ======    =========
Benefit plans' assets................................   $     --      $   (3)      $    (3)        $    --       $  --     $     (6)
                                                       ==========     =======     ==========     ============    ======    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                      ----------------------------------
                                        2013        2012         2011
                                      ----------   --------   ----------
Investments:(1)
   Derivative investments..........   $    (753)   $  (823)   $     472
Other assets -- GLB
   reserves embedded
   derivatives(1)..................      (2,444)        --           --
Future contract
   benefits -- indexed
   annuity and universal life
   contracts embedded
   derivatives(1)..................         (44)       (10)          (1)
VIEs' liabilities -- derivative
   instruments(1)..................         101        163          (82)
Other liabilities:
   Credit default swaps(2).........           9          6           (8)
   GLB reserves embedded
      derivatives(1)...............       2,444      1,472       (1,615)
                                      ----------   --------   ----------
      Total, net...................   $    (687)   $   808    $  (1,234)
                                      ==========   ========   ==========

--------------
(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  367      $ (481)    $ (114)
      CMBS...........................        --          (8)        (8)
      CLOs...........................        --         (29)       (29)
      Hybrid and redeemable
         preferred securities........        20         (50)       (30)
   Trading securities................         8          --          8
                                       ----------  ----------   -------
         Total, net..................    $  395      $ (568)    $ (173)
                                       ==========  ==========   =======



                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $   35      $ (677)    $ (642)
      Foreign government
         bonds.......................        --         (46)       (46)
      RMBS...........................        --        (147)      (147)
      CMBS...........................         5          (3)         2
      CLOs...........................         6         (20)       (14)
      Hybrid and redeemable
         preferred securities........        35         (40)        (5)
   Trading securities................         2         (18)       (16)
                                       ----------  ----------   -------
         Total, net..................    $   83      $ (951)    $ (868)
                                       ==========  ==========   =======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  246      $  (87)    $  159
      Foreign government
         bonds.......................        --         (17)       (17)
      CMBS...........................         4          --          4
      Hybrid and redeemable
         preferred securities........        18         (20)        (2)
   Equity AFS securities.............         1         (35)       (34)
   Trading securities................         1          (5)        (4)
                                       ----------  ----------   -------
         Total, net..................    $  270      $ (164)    $  106
                                       ==========  ==========   =======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and RMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                           FAIR                VALUATION                        SIGNIFICANT
                                           VALUE               TECHNIQUE                    UNOBSERVABLE INPUTS
                                        -----------  ---------------------------  --------------------------------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  $   1,064      Discounted cash flow       Liquidity/duration adjustment(1)
         Foreign government bonds.....         78      Discounted cash flow       Liquidity/duration adjustment(1)
         Hybrid and redeemable
            preferred securities......         20      Discounted cash flow       Liquidity/duration adjustment(1)
   Equity AFS and trading securities..         28      Discounted cash flow       Liquidity/duration adjustment(1)
Other Assets -- GLB reserves
   embedded derivatives...............      1,244      Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....     (1,048)     Discounted cash flow       Lapse rate(2)
                                                                                  Mortality rate(6)
Other Liabilities -- GLB reserves
   embedded derivatives...............     (1,244)     Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)

                                          ASSUMPTION OR
                                          INPUT RANGES
                                        -----------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  0.8% - 10.6%
         Foreign government bonds.....  2.3% - 3.9%
         Hybrid and redeemable
            preferred securities......  2.4%
   Equity AFS and trading securities..  4.3% - 5.9%
Other Assets -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....  1% - 15%
                                        (9)
Other Liabilities -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity and universal life contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.


  - INDEXED ANNUITY AND UNIVERSAL LIFE CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
22. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer-paid plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
    - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)


  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013        2012       2011
                                      ---------  ----------  --------
REVENUES
Operating revenues:
   Annuities......................    $  3,044   $   2,713   $ 2,588
   Retirement Plan Services.......       1,061       1,015       988
   Life Insurance.................       4,781       4,820     4,347
   Group Protection...............       2,260       2,090     1,938
   Other Operations...............         392         411       449
Excluded realized gain (loss),
   pre-tax........................         (81)       (235)     (342)
Amortization of deferred gain
   arising from reserve changes
   on business sold through
   reinsurance, pre-tax...........           3           3         3
                                      ---------  ----------  --------
      Total revenues..............    $ 11,460   $  10,817   $ 9,971
                                      =========  ==========  ========



                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                         2013      2012      2011
                                       --------   --------  -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities......................     $   715    $   608   $  549
   Retirement Plan Services.......         135        131      146
   Life Insurance.................         464        538      463
   Group Protection...............          71         72       97
   Other Operations...............          (5)       (39)     (28)
Excluded realized gain (loss),
   after-tax......................         (53)      (152)    (222)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax......................           2          2        2
Impairment of intangibles,
   after-tax......................          --          2     (744)
                                       --------   --------  -------
      Net income (loss)...........     $ 1,329    $ 1,162   $  263
                                       ========   ========  =======

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                        2013      2012       2011
                                      -------    -------   -------
NET INVESTMENT INCOME
Annuities.........................    $ 1,022    $ 1,058   $ 1,091
Retirement Plan Services..........        825        797       792
Life Insurance....................      2,317      2,297     2,168
Group Protection..................        165        161       152
Other Operations..................        232        238       287
                                      -------    -------   -------
   Total net investment
      income......................    $ 4,561    $ 4,551   $ 4,490
                                      =======    =======   =======

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                         2013      2012       2011
                                        -----     -------    -----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities.........................      $ 374     $   307    $ 335
Retirement Plan Services..........         48          42       33
Life Insurance....................        441         609      416
Group Protection..................         53          48       39
                                        -----     -------    -----
   Total amortization of DAC
      and VOBA, net of
      interest....................      $ 916     $ 1,006    $ 823
                                        =====     =======    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)



                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013    2012     2011
                                           ------   ------  -------
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................       $ 159    $ 117   $   92
Retirement Plan Services............          46       29       56
Life Insurance......................         225      326      202
Group Protection....................          38       38       52
Other Operations....................          (9)     (82)     (13)
Excluded realized gain (loss).......         (29)     (83)    (120)
Reserve changes (net of related
   amortization) on business
   sold through reinsurance.........           1        1        1
Impairment of intangibles...........          --       (2)      --
                                           ------   ------  -------
   Total federal income tax
      expense (benefit).............       $ 431    $ 344   $  270
                                           ======   ======  =======



                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------  ----------
ASSETS
Annuities.................................    $  119,147  $  107,872
Retirement Plan Services..................        32,367      30,654
Life Insurance............................        67,470      62,867
Group Protection..........................         3,865       3,733
Other Operations..........................        14,659      13,254
                                              ----------  ----------
   Total assets...........................    $  237,508  $  218,380
                                              ==========  ==========


--------------------------------------------------------------------------------
23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012     2011
                                           -------  -------  -------
Interest paid............................  $   91   $  134   $   88
Income taxes paid (received).............      (6)     136      159
Significant non-cash investing
   and financing transactions:
   Exchange of surplus note for
      promissory note with affiliate:
      Carrying value of asset............  $  360   $   --   $   --
      Carrying value of liability........    (360)      --       --
                                           -------  -------  -------
        Net asset (liability) from
           exchange......................  $   --   $   --   $   --
                                           =======  =======  =======
   Reinsurance ceded:
      Carrying value of assets...........  $   11   $  367   $   --
      Carrying value of liabilities......      11     (367)      --
                                           -------  -------  -------
        Total reinsurance ceded..........  $   22   $   --   $   --
                                           =======  =======  =======
   Reinsurance recaptured:
      Carrying value of assets...........  $   --   $  (34)  $  243
      Carrying value of liabilities......      --      (84)    (441)
                                           -------  -------  -------
        Total reinsurance recaptured.....  $   --   $ (118)  $ (198)
                                           =======  =======  =======
   Reinsurance novated:
      Carrying value of assets...........  $   --   $   --   $   --
      Carrying value of liabilities......      --      (26)      --
                                           -------  -------  -------
        Total reinsurance novated........  $   --   $  (26)  $   --
                                           =======  =======  =======
   Capital contributions:
      Carrying value of assets (includes
        cash and invested cash)..........  $   --   $   --   $   10
      Carrying value of liabilities......      --       --       --
                                           -------  -------  -------
        Total capital contributions......  $   --   $   --   $   10
                                           =======  =======  =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
24. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                      AS OF DECEMBER 31,
                                                     --------------------
                                                       2013        2012
                                                     ---------   --------
Assets with affiliates:
   Accrued inter-company interest
      receivable(1)................................  $      2    $     --
   Bonds(2)........................................       773         100
   Ceded reinsurance contracts(3)..................       315       2,887
   Ceded reinsurance contracts(4)..................       268           9
   Ceded reinsurance contracts(5)..................        51          --
   Cash management agreement
      investment(5)................................       777         748
   Promissory note due from LNC(2).................       100          --
   Service agreement receivable(5).................         5          15
Liabilities with affiliates:
   Accrued inter-company interest
      payable(6)...................................         4          --
   Assumed reinsurance contracts(7)................       407         438
   Ceded reinsurance contracts(4)..................        --         183
   Ceded reinsurance contracts(8)..................     2,244       4,252
   Ceded reinsurance contracts(6)..................      (202)         --
   Inter-company short-term debt(9)................        51          28
   Inter-company long-term debt(10)................     2,350       1,679

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         ----------------------------
                                           2013     2012      2011
                                         --------  -------  ---------
Revenues with affiliates:
   Premiums received on assumed
      (paid on ceded) reinsurance
      contracts(11)....................  $  (318)  $ (188)  $   (335)
   Net investment income on
      intercompany notes(12)...........        5       --         --
   Fees for management of general
      account(12)......................     (103)     (92)        --
Realized gains (losses) on
ceded reinsurance contracts:(13)
   GLB reserves embedded
      derivatives......................   (2,153)      --         --
   Reinsurance related settlements.....    2,110       --         --
   Other gains (losses)................      242       --         --
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits
      on ceded reinsurance
      contracts(14)....................     (205)    (433)    (1,181)
   Service agreement payments(15)......      100      114         75
   Interest expense on
      inter-company debt(16)...........       92      109        107

--------------
(1)   Reported in accrued investment income on our Consolidated Balance
      Sheets.
(2)   Reported in fixed maturity AFS securities on our Consolidated Balance
      Sheets.
(3)   Reported in reinsurance recoverables on our Consolidated Balance
      Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.


(5)  Reported in other assets on our Consolidated Balance Sheets.
(6)  Reported in other liabilities on our Consolidated Balance Sheets.
(7)  Reported in future contract benefits on our Consolidated Balance Sheets.
(8) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
 (9) Reported in short-term debt on our Consolidated Balance Sheets.
(10) Reported in long-term debt on our Consolidated Balance Sheets.
(11) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(12) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(14) Reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).
(15) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(16) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

BONDS
LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, weighted policies in force, and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


24. TRANSACTIONS WITH AFFILIATES (CONTINUED)


with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 6, we cede the change in the GLB reserves embedded derivatives and the related hedge results to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $651 million and $76 million as of December 31, 2013 and 2012, respectively. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.



--------------------------------------------------------------------------------
25. SUBSEQUENT EVENTS


On March 26, 2014, LNL paid a cash dividend in the amount of $150 million to LNC.

       LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                                                   MORTALITY &
                                                                                                                   EXPENSE
                                                                    CONTRACT                        CONTRACT       GUARANTEE
                                                                    PURCHASES                       REDEMPTIONS    CHARGES
                                                                    DUE FROM                        DUE TO         PAYABLE TO
                                                                    THE LINCOLN                     THE LINCOLN    THE LINCOLN
                                                                    NATIONAL LIFE                   NATIONAL LIFE  NATIONAL LIFE
                                                                    INSURANCE                       INSURANCE      INSURANCE
SUBACCOUNT                                            INVESTMENTS   COMPANY          TOTAL ASSETS   COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
American Century VP International Class I           $   17,367,632    $      --    $    17,367,632   $    4,193       $   344
American Century VP Value Class II                      13,021,007           --         13,021,007          610           254
American Funds Growth Class 2                           50,878,720       14,534         50,893,254           --           978
American Funds Growth-Income Class 2                    35,779,957       16,073         35,796,030           --           707
Delaware VIP High Yield Standard Class                  11,276,162           --         11,276,162      280,320           222
DWS Small Cap Index VIP Class B                         14,216,387        1,417         14,217,804           --           276
Fidelity VIP Contrafund Initial Class                   93,034,705           --         93,034,705        5,360         2,014
Fidelity VIP Equity-Income Initial Class                39,740,358           --         39,740,358       14,512           800
Fidelity VIP Growth Initial Class                       38,101,180           --         38,101,180      163,460           822
Fidelity VIP High Income Initial Class                     439,957           --            439,957           --            11
Fidelity VIP Investment Grade Bond Service
   Class 2                                              23,512,530           --         23,512,530        5,514           449
Fidelity VIP Mid Cap Service Class 2                    29,723,554       13,667         29,737,221           --           593
FTVIPT Franklin Small Cap Value Securities
   Class 2                                              18,577,811           --         18,577,811       70,733           373
FTVIPT Templeton Foreign Securities Class 1             47,450,802           --         47,450,802       65,715         1,167
FTVIPT Templeton Foreign Securities Class 2             25,715,690       11,899         25,727,589           --           420
Goldman Sachs VIT Strategic Growth
   Institutional Class                                   7,576,604           --          7,576,604        2,198           145
LVIP Capital Growth Standard Class                     107,549,100           --        107,549,100      121,769         2,520
LVIP Columbia Small-Mid Cap Growth RPM
   Standard Class                                       10,258,377           56         10,258,433           --           210
LVIP Delaware Bond Service Class                        15,532,672           --         15,532,672        2,846           310
LVIP Delaware Foundation Conservative
   Allocation Service Class                             34,793,832        2,186         34,796,018           --           751
LVIP Delaware Growth and Income Service Class           25,283,211           --         25,283,211        2,426           528
LVIP JPMorgan Mid Cap Value RPM
   Standard Class                                       13,350,830        8,874         13,359,704           --           271
LVIP Managed Risk Profile 2010 Standard Class              290,115           --            290,115           --             6
LVIP Managed Risk Profile 2020 Standard Class            1,311,757        1,390          1,313,147           --            26
LVIP Managed Risk Profile 2030 Standard Class              798,605           --            798,605           --            16
LVIP Managed Risk Profile 2040 Standard Class              802,601           --            802,601           --            16
LVIP Managed Risk Profile Conservative
   Standard Class                                        4,212,016           --          4,212,016           --            89
LVIP Managed Risk Profile Growth
   Standard Class                                       12,938,233       83,713         13,021,946           --           225
LVIP Managed Risk Profile Moderate
   Standard Class                                       13,119,559           --         13,119,559       83,713           234
LVIP MFS International Growth Standard Class            34,590,017           --         34,590,017       23,322           732
LVIP MFS Value Standard Class                           52,264,093           --         52,264,093      120,650         1,174
LVIP Mid-Cap Value Standard Class                       23,078,051           --         23,078,051       79,732           488
LVIP Money Market Standard Class                        26,736,132           --         26,736,132        3,571           531
LVIP SSgA Global Tactical Allocation RPM
   Standard Class                                        1,897,788           --          1,897,788           --            34
LVIP SSgA S&P 500 Index Standard Class                 138,505,175           --        138,505,175       75,648         2,874
LVIP SSgA Small-Cap Index Standard Class                49,887,249        6,114         49,893,363           --         1,175
LVIP T. Rowe Price Growth Stock Standard Class          63,433,937           --         63,433,937       98,975         1,455
LVIP Templeton Growth RPM Standard Class                88,229,186           --         88,229,186       15,295         2,024
MFS VIT Research Initial Class                          12,909,334          809         12,910,143           --           284
MFS VIT Utilities Initial Class                         36,536,551           --         36,536,551       19,949           753
PIMCO VIT Total Return Administrative Class             80,947,806          572         80,948,378           --         1,633
ProFund VP Asia 30                                       8,585,548           --          8,585,548        6,688           179
ProFund VP Europe 30                                     4,129,542           --          4,129,542        1,407            77










SUBACCOUNT                                             NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
American Century VP International Class I           $    17,363,095
American Century VP Value Class II                       13,020,143
American Funds Growth Class 2                            50,892,276
American Funds Growth-Income Class 2                     35,795,323
Delaware VIP High Yield Standard Class                   10,995,620
DWS Small Cap Index VIP Class B                          14,217,528
Fidelity VIP Contrafund Initial Class                    93,027,331
Fidelity VIP Equity-Income Initial Class                 39,725,046
Fidelity VIP Growth Initial Class                        37,936,898
Fidelity VIP High Income Initial Class                      439,946
Fidelity VIP Investment Grade Bond Service
   Class 2                                               23,506,567
Fidelity VIP Mid Cap Service Class 2                     29,736,628
FTVIPT Franklin Small Cap Value Securities
   Class 2                                               18,506,705
FTVIPT Templeton Foreign Securities Class 1              47,383,920
FTVIPT Templeton Foreign Securities Class 2              25,727,169
Goldman Sachs VIT Strategic Growth
   Institutional Class                                    7,574,261
LVIP Capital Growth Standard Class                      107,424,811
LVIP Columbia Small-Mid Cap Growth RPM
   Standard Class                                        10,258,223
LVIP Delaware Bond Service Class                         15,529,516
LVIP Delaware Foundation Conservative
   Allocation Service Class                              34,795,267
LVIP Delaware Growth and Income Service Class            25,280,257
LVIP JPMorgan Mid Cap Value RPM
   Standard Class                                        13,359,433
LVIP Managed Risk Profile 2010 Standard Class               290,109
LVIP Managed Risk Profile 2020 Standard Class             1,313,121
LVIP Managed Risk Profile 2030 Standard Class               798,589
LVIP Managed Risk Profile 2040 Standard Class               802,585
LVIP Managed Risk Profile Conservative
   Standard Class                                         4,211,927
LVIP Managed Risk Profile Growth
   Standard Class                                        13,021,721
LVIP Managed Risk Profile Moderate
   Standard Class                                        13,035,612
LVIP MFS International Growth Standard Class             34,565,963
LVIP MFS Value Standard Class                            52,142,269
LVIP Mid-Cap Value Standard Class                        22,997,831
LVIP Money Market Standard Class                         26,732,030
LVIP SSgA Global Tactical Allocation RPM
   Standard Class                                         1,897,754
LVIP SSgA S&P 500 Index Standard Class                  138,426,653
LVIP SSgA Small-Cap Index Standard Class                 49,892,188
LVIP T. Rowe Price Growth Stock Standard Class           63,333,507
LVIP Templeton Growth RPM Standard Class                 88,211,867
MFS VIT Research Initial Class                           12,909,859
MFS VIT Utilities Initial Class                          36,515,849
PIMCO VIT Total Return Administrative Class              80,946,745
ProFund VP Asia 30                                        8,578,681
ProFund VP Europe 30                                      4,128,058





See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

DECEMBER 31, 2013



                                                                                                          MORTALITY &
                                                                                                          EXPENSE
                                                           CONTRACT                        CONTRACT       GUARANTEE
                                                           PURCHASES                       REDEMPTIONS    CHARGES
                                                           DUE FROM                        DUE TO         PAYABLE TO
                                                           THE LINCOLN                     THE LINCOLN    THE LINCOLN
                                                           NATIONAL LIFE                   NATIONAL LIFE  NATIONAL LIFE
                                                           INSURANCE                       INSURANCE      INSURANCE
SUBACCOUNT                                   INVESTMENTS   COMPANY          TOTAL ASSETS   COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Financials                      $    4,927,794    $      61    $     4,927,855   $       --       $   105
ProFund VP Health Care                          5,857,670           --          5,857,670      104,729           128
ProFund VP Large-Cap Growth                     2,560,843           --          2,560,843           --            58
ProFund VP Large-Cap Value                      1,463,698          268          1,463,966           --            32
ProFund VP Rising Rates Opportunity             1,602,655           --          1,602,655       32,007            33
ProFund VP Small-Cap Growth                     2,402,056           --          2,402,056           --            51
ProFund VP Small-Cap Value                      1,499,158           51          1,499,209           --            32
ProFund VP Technology                           4,367,299           --          4,367,299        2,581            91
ProFund VP U.S. Government Plus                 2,218,828           39          2,218,867           --            44
T. Rowe Price Mid-Cap Growth Class II           4,812,705          350          4,813,055           --            97
Vanguard VIF Mid-Cap Index                     25,748,063        1,330         25,749,393           --           506
Vanguard VIF REIT Index                        24,448,797           --         24,448,797        3,188           493
Vanguard VIF Small Company Growth              21,527,707          572         21,528,279           --           438










SUBACCOUNT                                    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Financials                      $     4,927,750
ProFund VP Health Care                           5,752,813
ProFund VP Large-Cap Growth                      2,560,785
ProFund VP Large-Cap Value                       1,463,934
ProFund VP Rising Rates Opportunity              1,570,615
ProFund VP Small-Cap Growth                      2,402,005
ProFund VP Small-Cap Value                       1,499,177
ProFund VP Technology                            4,364,627
ProFund VP U.S. Government Plus                  2,218,823
T. Rowe Price Mid-Cap Growth Class II            4,812,958
Vanguard VIF Mid-Cap Index                      25,748,887
Vanguard VIF REIT Index                         24,445,116
Vanguard VIF Small Company Growth               21,527,841





See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                         DIVIDENDS
                                                                         FROM         MORTALITY AND        NET
                                                                         INVESTMENT   EXPENSE              INVESTMENT
SUBACCOUNT                                                               INCOME       GUARANTEE CHARGES    INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
American Century VP International Class I                               $    279,131      $  (119,841)      $    159,290
American Century VP Value Class II                                           179,953          (85,688)            94,265
American Funds Growth Class 2                                                432,637         (325,865)           106,772
American Funds Growth-Income Class 2                                         441,299         (239,052)           202,247
Delaware VIP High Yield Standard Class                                       796,093          (76,105)           719,988
DWS Small Cap Index VIP Class B                                              185,255          (94,351)            90,904
Fidelity VIP Contrafund Initial Class                                        910,452         (679,648)           230,804
Fidelity VIP Equity-Income Initial Class                                     927,896         (277,153)           650,743
Fidelity VIP Growth Initial Class                                             98,463         (267,321)          (168,858)
Fidelity VIP High Income Initial Class                                        25,495           (4,008)            21,487
Fidelity VIP Investment Grade Bond Service Class 2                           519,975         (168,266)           351,709
Fidelity VIP Mid Cap Service Class 2                                          73,268         (191,797)          (118,529)
FTVIPT Franklin Small Cap Value Securities Class 2                           226,215         (124,783)           101,432
FTVIPT Templeton Foreign Securities Class 1                                1,149,758         (402,250)           747,508
FTVIPT Templeton Foreign Securities Class 2                                  550,792         (139,775)           411,017
Goldman Sachs VIT Strategic Growth Institutional Class                        27,744          (47,938)           (20,194)
LVIP Capital Growth Standard Class                                                --         (836,667)          (836,667)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                             --          (71,521)           (71,521)
LVIP Delaware Bond Service Class                                             234,753         (120,938)           113,815
LVIP Delaware Foundation Conservative Allocation Service Class               651,682         (273,601)           378,081
LVIP Delaware Growth and Income Service Class                                327,375         (177,335)           150,040
LVIP JPMorgan Mid Cap Value RPM Standard Class                                59,754          (95,689)           (35,935)
LVIP Managed Risk Profile 2010 Standard Class                                  3,751           (2,003)             1,748
LVIP Managed Risk Profile 2020 Standard Class                                 17,460          (10,394)             7,066
LVIP Managed Risk Profile 2030 Standard Class                                 10,116           (5,102)             5,014
LVIP Managed Risk Profile 2040 Standard Class                                  9,651           (4,137)             5,514
LVIP Managed Risk Profile Conservative Standard Class                         79,826          (30,360)            49,466
LVIP Managed Risk Profile Growth Standard Class                              214,021          (69,476)           144,545
LVIP Managed Risk Profile Moderate Standard Class                            220,009          (88,850)           131,159
LVIP MFS International Growth Standard Class                                 266,793         (258,386)             8,407
LVIP MFS Value Standard Class                                                802,181         (398,995)           403,186
LVIP Mid-Cap Value Standard Class                                             45,329         (154,581)          (109,252)
LVIP Money Market Standard Class                                               7,856         (238,504)          (230,648)
LVIP SSgA Global Tactical Allocation RPM Standard Class                       37,920          (11,346)            26,574
LVIP SSgA S&P 500 Index Standard Class                                     1,958,637         (979,555)           979,082
LVIP SSgA Small-Cap Index Standard Class                                     349,438         (384,949)           (35,511)
LVIP T. Rowe Price Growth Stock Standard Class                                    --         (478,139)          (478,139)
LVIP Templeton Growth RPM Standard Class                                   1,118,966         (710,891)           408,075
MFS VIT Research Initial Class                                                39,017          (96,916)           (57,899)
MFS VIT Utilities Initial Class                                              814,311         (267,963)           546,348
PIMCO VIT Total Return Administrative Class                                1,899,491         (639,149)         1,260,342
ProFund VP Asia 30                                                             4,433          (58,716)           (54,283)
ProFund VP Europe 30                                                          63,626          (26,533)            37,093
ProFund VP Financials                                                         15,803          (33,549)           (17,746)
ProFund VP Health Care                                                        17,462          (38,906)           (21,444)
ProFund VP Large-Cap Growth                                                    4,944          (16,008)           (11,064)
ProFund VP Large-Cap Value                                                    19,306          (15,173)             4,133
ProFund VP Rising Rates Opportunity                                               --          (13,050)           (13,050)
ProFund VP Small-Cap Growth                                                       --          (18,716)           (18,716)
ProFund VP Small-Cap Value                                                     2,622          (13,008)           (10,386)
ProFund VP Technology                                                             --          (29,590)           (29,590)
ProFund VP U.S. Government Plus                                                6,612          (18,738)           (12,126)
T. Rowe Price Mid-Cap Growth Class II                                             --          (32,404)           (32,404)
Vanguard VIF Mid-Cap Index                                                   278,825         (172,677)           106,148
Vanguard VIF REIT Index                                                      552,145         (198,041)           354,104
Vanguard VIF Small Company Growth                                            122,588         (137,879)           (15,291)


                                                                                        DIVIDENDS
                                                                                        FROM           TOTAL
                                                                        NET REALIZED    NET REALIZED   NET REALIZED
                                                                        GAIN (LOSS)     GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                              ON INVESTMENTS  INVESTMENTS    ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
American Century VP International Class I                                $    377,525   $         --    $    377,525
American Century VP Value Class II                                            406,718             --         406,718
American Funds Growth Class 2                                               1,650,447             --       1,650,447
American Funds Growth-Income Class 2                                        1,063,926             --       1,063,926
Delaware VIP High Yield Standard Class                                        142,127             --         142,127
DWS Small Cap Index VIP Class B                                               562,145        520,919       1,083,064
Fidelity VIP Contrafund Initial Class                                       1,934,915         24,243       1,959,158
Fidelity VIP Equity-Income Initial Class                                      407,578      2,459,273       2,866,851
Fidelity VIP Growth Initial Class                                           1,175,977         23,444       1,199,421
Fidelity VIP High Income Initial Class                                        (11,335)            --         (11,335)
Fidelity VIP Investment Grade Bond Service Class 2                            (14,434)       297,396         282,962
Fidelity VIP Mid Cap Service Class 2                                          610,994      3,502,871       4,113,865
FTVIPT Franklin Small Cap Value Securities Class 2                            891,098        291,938       1,183,036
FTVIPT Templeton Foreign Securities Class 1                                   422,461             --         422,461
FTVIPT Templeton Foreign Securities Class 2                                   325,587             --         325,587
Goldman Sachs VIT Strategic Growth Institutional Class                        457,405        260,633         718,038
LVIP Capital Growth Standard Class                                          3,488,825             --       3,488,825
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                         196,667        160,028         356,695
LVIP Delaware Bond Service Class                                                9,909        186,348         196,257
LVIP Delaware Foundation Conservative Allocation Service Class               (304,155)       580,028         275,873
LVIP Delaware Growth and Income Service Class                                 267,422        629,069         896,491
LVIP JPMorgan Mid Cap Value RPM Standard Class                                357,056             --         357,056
LVIP Managed Risk Profile 2010 Standard Class                                  11,525             --          11,525
LVIP Managed Risk Profile 2020 Standard Class                                  55,614             --          55,614
LVIP Managed Risk Profile 2030 Standard Class                                  41,678             --          41,678
LVIP Managed Risk Profile 2040 Standard Class                                  52,555             --          52,555
LVIP Managed Risk Profile Conservative Standard Class                         137,246         63,016         200,262
LVIP Managed Risk Profile Growth Standard Class                               101,864             --         101,864
LVIP Managed Risk Profile Moderate Standard Class                             899,671             --         899,671
LVIP MFS International Growth Standard Class                                  635,652             --         635,652
LVIP MFS Value Standard Class                                               2,511,589             --       2,511,589
LVIP Mid-Cap Value Standard Class                                           1,084,992             --       1,084,992
LVIP Money Market Standard Class                                                    4             --               4
LVIP SSgA Global Tactical Allocation RPM Standard Class                        20,910             --          20,910
LVIP SSgA S&P 500 Index Standard Class                                      5,922,020             --       5,922,020
LVIP SSgA Small-Cap Index Standard Class                                    1,708,042        202,834       1,910,876
LVIP T. Rowe Price Growth Stock Standard Class                              1,894,479             --       1,894,479
LVIP Templeton Growth RPM Standard Class                                    2,552,152             --       2,552,152
MFS VIT Research Initial Class                                                494,391         29,075         523,466
MFS VIT Utilities Initial Class                                             1,060,903        650,123       1,711,026
PIMCO VIT Total Return Administrative Class                                   619,549        709,826       1,329,375
ProFund VP Asia 30                                                           (360,161)            --        (360,161)
ProFund VP Europe 30                                                          (27,575)            --         (27,575)
ProFund VP Financials                                                         278,883             --         278,883
ProFund VP Health Care                                                        518,606             --         518,606
ProFund VP Large-Cap Growth                                                   149,108             --         149,108
ProFund VP Large-Cap Value                                                    202,779             --         202,779
ProFund VP Rising Rates Opportunity                                          (206,659)            --        (206,659)
ProFund VP Small-Cap Growth                                                   195,343        119,771         315,114
ProFund VP Small-Cap Value                                                    196,467             --         196,467
ProFund VP Technology                                                          (2,064)            --          (2,064)
ProFund VP U.S. Government Plus                                              (110,347)       134,981          24,634
T. Rowe Price Mid-Cap Growth Class II                                         121,281        373,093         494,374
Vanguard VIF Mid-Cap Index                                                    941,429        871,328       1,812,757
Vanguard VIF REIT Index                                                       410,101        660,409       1,070,510
Vanguard VIF Small Company Growth                                             902,054      1,353,830       2,255,884


                                                                        NET CHANGE        NET INCREASE
                                                                        IN UNREALIZED     (DECREASE)
                                                                        APPRECIATION OR   IN NET ASSETS
                                                                        DEPRECIATION      RESULTING
SUBACCOUNT                                                              ON INVESTMENTS    FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
American Century VP International Class I                                $   2,690,524     $   3,227,339
American Century VP Value Class II                                           2,609,307         3,110,290
American Funds Growth Class 2                                               10,066,420        11,823,639
American Funds Growth-Income Class 2                                         8,032,027         9,298,200
Delaware VIP High Yield Standard Class                                         (51,011)          811,104
DWS Small Cap Index VIP Class B                                              2,969,586         4,143,554
Fidelity VIP Contrafund Initial Class                                       20,390,488        22,580,450
Fidelity VIP Equity-Income Initial Class                                     5,404,958         8,922,552
Fidelity VIP Growth Initial Class                                            9,236,322        10,266,885
Fidelity VIP High Income Initial Class                                          11,566            21,718
Fidelity VIP Investment Grade Bond Service Class 2                          (1,314,942)         (680,271)
Fidelity VIP Mid Cap Service Class 2                                         3,882,993         7,878,329
FTVIPT Franklin Small Cap Value Securities Class 2                           3,776,076         5,060,544
FTVIPT Templeton Foreign Securities Class 1                                  7,781,029         8,950,998
FTVIPT Templeton Foreign Securities Class 2                                  4,022,763         4,759,367
Goldman Sachs VIT Strategic Growth Institutional Class                       1,179,083         1,876,927
LVIP Capital Growth Standard Class                                          26,521,358        29,173,516
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                        1,748,033         2,033,207
LVIP Delaware Bond Service Class                                              (882,592)         (572,520)
LVIP Delaware Foundation Conservative Allocation Service Class               2,087,643         2,741,597
LVIP Delaware Growth and Income Service Class                                5,289,826         6,336,357
LVIP JPMorgan Mid Cap Value RPM Standard Class                               2,366,003         2,687,124
LVIP Managed Risk Profile 2010 Standard Class                                    6,989            20,262
LVIP Managed Risk Profile 2020 Standard Class                                   73,197           135,877
LVIP Managed Risk Profile 2030 Standard Class                                   40,673            87,365
LVIP Managed Risk Profile 2040 Standard Class                                   28,735            86,804
LVIP Managed Risk Profile Conservative Standard Class                           94,638           344,366
LVIP Managed Risk Profile Growth Standard Class                              1,039,599         1,286,008
LVIP Managed Risk Profile Moderate Standard Class                              459,757         1,490,587
LVIP MFS International Growth Standard Class                                 3,405,686         4,049,745
LVIP MFS Value Standard Class                                               11,467,892        14,382,667
LVIP Mid-Cap Value Standard Class                                            4,803,995         5,779,735
LVIP Money Market Standard Class                                                    (4)         (230,648)
LVIP SSgA Global Tactical Allocation RPM Standard Class                        102,627           150,111
LVIP SSgA S&P 500 Index Standard Class                                      27,648,574        34,549,676
LVIP SSgA Small-Cap Index Standard Class                                    12,007,099        13,882,464
LVIP T. Rowe Price Growth Stock Standard Class                              16,950,927        18,367,267
LVIP Templeton Growth RPM Standard Class                                    11,687,362        14,647,589
MFS VIT Research Initial Class                                               2,798,829         3,264,396
MFS VIT Utilities Initial Class                                              4,034,017         6,291,391
PIMCO VIT Total Return Administrative Class                                 (4,977,144)       (2,387,427)
ProFund VP Asia 30                                                           1,413,075           998,631
ProFund VP Europe 30                                                           708,342           717,860
ProFund VP Financials                                                          816,869         1,078,006
ProFund VP Health Care                                                         989,542         1,486,704
ProFund VP Large-Cap Growth                                                    335,578           473,622
ProFund VP Large-Cap Value                                                     239,575           446,487
ProFund VP Rising Rates Opportunity                                            446,209           226,500
ProFund VP Small-Cap Growth                                                    437,836           734,234
ProFund VP Small-Cap Value                                                     251,156           437,237
ProFund VP Technology                                                          891,637           859,983
ProFund VP U.S. Government Plus                                               (571,242)         (558,734)
T. Rowe Price Mid-Cap Growth Class II                                          859,659         1,321,629
Vanguard VIF Mid-Cap Index                                                   4,790,460         6,709,365
Vanguard VIF REIT Index                                                       (988,507)          436,107
Vanguard VIF Small Company Growth                                            4,698,963         6,939,556



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                               AMERICAN          AMERICAN        AMERICAN
                                                                               CENTURY VP        CENTURY VP      FUNDS
                                                                               INTERNATIONAL     VALUE           GROWTH
                                                                               CLASS I           CLASS II        CLASS 2
                                                                               SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $  14,330,543   $    8,516,720   $  39,704,270
Changes From Operations:
   - Net investment income (loss)                                                     19,046          101,413          27,862
   - Net realized gain (loss) on investments                                         (88,432)          15,521         855,775
   - Net change in unrealized appreciation or depreciation on investments          2,862,077        1,059,739       5,678,847
                                                                               --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 2,792,691        1,176,673       6,562,484
Changes From Unit Transactions:
   - Contract purchases                                                            1,231,726          637,441       3,587,581
   - Contract withdrawals                                                         (1,138,871)        (665,359)     (3,659,477)
   - Contract transfers                                                           (1,361,096)         628,457      (4,404,695)
                                                                               --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (1,268,241)         600,539      (4,476,591)
                                                                               --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            1,524,450        1,777,212       2,085,893
                                                                               --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   15,854,993       10,293,932      41,790,163
Changes From Operations:
   - Net investment income (loss)                                                    159,290           94,265         106,772
   - Net realized gain (loss) on investments                                         377,525          406,718       1,650,447
   - Net change in unrealized appreciation or depreciation on investments          2,690,524        2,609,307      10,066,420
                                                                               --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 3,227,339        3,110,290      11,823,639
Changes From Unit Transactions:
   - Contract purchases                                                            1,091,149          597,802       3,278,768
   - Contract withdrawals                                                         (1,249,897)      (1,007,372)     (4,386,723)
   - Contract transfers                                                           (1,560,489)          25,491      (1,613,571)
                                                                               --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (1,719,237)        (384,079)     (2,721,526)
                                                                               --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            1,508,102        2,726,211       9,102,113
                                                                               --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $  17,363,095   $   13,020,143   $  50,892,276
                                                                               ==============  ===============  ==============




                                                                               AMERICAN         DELAWARE VIP     DWS
                                                                               FUNDS            HIGH YIELD       SMALL CAP
                                                                               GROWTH-INCOME    STANDARD         INDEX VIP
                                                                               CLASS 2          CLASS            CLASS B
                                                                               SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $  28,883,464   $   8,702,183   $  11,425,210
Changes From Operations:
   - Net investment income (loss)                                                     257,770         744,937         (10,891)
   - Net realized gain (loss) on investments                                          214,977         128,021         146,968
   - Net change in unrealized appreciation or depreciation on investments           4,129,055         560,439       1,503,764
                                                                               ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  4,601,802       1,433,397       1,639,841
Changes From Unit Transactions:
   - Contract purchases                                                             2,224,998         427,245         895,775
   - Contract withdrawals                                                          (2,585,680)       (592,690)       (927,722)
   - Contract transfers                                                            (2,905,118)       (872,972)     (1,239,470)
                                                                               ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (3,265,800)     (1,038,417)     (1,271,417)
                                                                               ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             1,336,002         394,980         368,424
                                                                               ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    30,219,466       9,097,163      11,793,634
Changes From Operations:
   - Net investment income (loss)                                                     202,247         719,988          90,904
   - Net realized gain (loss) on investments                                        1,063,926         142,127       1,083,064
   - Net change in unrealized appreciation or depreciation on investments           8,032,027         (51,011)      2,969,586
                                                                               ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  9,298,200         811,104       4,143,554
Changes From Unit Transactions:
   - Contract purchases                                                             1,993,150         481,236         824,746
   - Contract withdrawals                                                          (2,547,238)       (974,127)       (966,063)
   - Contract transfers                                                            (3,168,255)      1,580,244      (1,578,343)
                                                                               ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (3,722,343)      1,087,353      (1,719,660)
                                                                               ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             5,575,857       1,898,457       2,423,894
                                                                               ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $  35,795,323   $  10,995,620   $  14,217,528
                                                                               ===============  ==============  ==============





                                                                                FIDELITY VIP    FIDELITY VIP     FIDELITY VIP
                                                                                CONTRAFUND      EQUITY-INCOME    GROWTH
                                                                                INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
                                                                                SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $   72,970,275   $   32,033,301   $  30,878,720
Changes From Operations:
   - Net investment income (loss)                                                     414,717          788,642         (68,539)
   - Net realized gain (loss) on investments                                          352,191        1,853,226         674,752
   - Net change in unrealized appreciation or depreciation on investments          10,258,427        2,411,482       3,581,629
                                                                               ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 11,025,335        5,053,350       4,187,842
Changes From Unit Transactions:
   - Contract purchases                                                             4,951,730        2,123,585       2,511,031
   - Contract withdrawals                                                          (6,581,681)      (2,931,511)     (3,414,928)
   - Contract transfers                                                            (4,296,550)      (2,232,925)     (3,036,282)
                                                                               ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (5,926,501)      (3,040,851)     (3,940,179)
                                                                               ---------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             5,098,834        2,012,499         247,663
                                                                               ---------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    78,069,109       34,045,800      31,126,383
Changes From Operations:
   - Net investment income (loss)                                                     230,804          650,743        (168,858)
   - Net realized gain (loss) on investments                                        1,959,158        2,866,851       1,199,421
   - Net change in unrealized appreciation or depreciation on investments          20,390,488        5,404,958       9,236,322
                                                                               ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 22,580,450        8,922,552      10,266,885
Changes From Unit Transactions:
   - Contract purchases                                                             4,645,312        2,070,722       2,366,611
   - Contract withdrawals                                                          (7,249,833)      (2,748,674)     (3,177,455)
   - Contract transfers                                                            (5,017,707)      (2,565,354)     (2,645,526)
                                                                               ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (7,622,228)      (3,243,306)     (3,456,370)
                                                                               ---------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            14,958,222        5,679,246       6,810,515
                                                                               ---------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $   93,027,331   $   39,725,046   $  37,936,898
                                                                               ===============  ===============  ==============



                                                                                              FIDELITY VIP
                                                                                              INVESTMENT      FIDELITY VIP
                                                                               FIDELITY VIP   GRADE           MID CAP
                                                                               HIGH INCOME    BOND SERVICE    SERVICE
                                                                               INITIAL CLASS  CLASS 2         CLASS 2
                                                                               SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $  428,847    $  22,779,442   $  21,720,912
Changes From Operations:
   - Net investment income (loss)                                                   21,488          372,906         (80,169)
   - Net realized gain (loss) on investments                                       (13,550)         816,583       2,215,475
   - Net change in unrealized appreciation or depreciation on investments           46,911         (120,917)        764,542
                                                                               -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  54,849        1,068,572       2,899,848
Changes From Unit Transactions:
   - Contract purchases                                                                265        1,844,911       1,704,227
   - Contract withdrawals                                                          (30,895)      (1,968,865)     (1,701,467)
   - Contract transfers                                                             (2,719)       1,655,485      (1,485,601)
                                                                               -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (33,349)       1,531,531      (1,482,841)
                                                                               -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             21,500        2,600,103       1,417,007
                                                                               -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    450,347       25,379,545      23,137,919
Changes From Operations:
   - Net investment income (loss)                                                   21,487          351,709        (118,529)
   - Net realized gain (loss) on investments                                       (11,335)         282,962       4,113,865
   - Net change in unrealized appreciation or depreciation on investments           11,566       (1,314,942)      3,882,993
                                                                               -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  21,718         (680,271)      7,878,329
Changes From Unit Transactions:
   - Contract purchases                                                                266        1,871,086       1,530,834
   - Contract withdrawals                                                          (31,083)      (1,988,056)     (2,035,482)
   - Contract transfers                                                             (1,302)      (1,075,737)       (774,972)
                                                                               -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (32,119)      (1,192,707)     (1,279,620)
                                                                               -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (10,401)      (1,872,978)      6,598,709
                                                                               -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $  439,946    $  23,506,567   $  29,736,628
                                                                               =============  ==============  ==============


                                                                                FTVIPT
                                                                                FRANKLIN
                                                                                SMALL CAP
                                                                                VALUE
                                                                                SECURITIES
                                                                                CLASS 2
                                                                                SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $  13,776,985
Changes From Operations:
   - Net investment income (loss)                                                      6,148
   - Net realized gain (loss) on investments                                         260,685
   - Net change in unrealized appreciation or depreciation on investments          2,030,090
                                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 2,296,923
Changes From Unit Transactions:
   - Contract purchases                                                            1,003,966
   - Contract withdrawals                                                         (1,114,828)
   - Contract transfers                                                           (1,193,232)
                                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (1,304,094)
                                                                               --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              992,829
                                                                               --------------
NET ASSETS AT DECEMBER 31, 2012                                                   14,769,814
Changes From Operations:
   - Net investment income (loss)                                                    101,432
   - Net realized gain (loss) on investments                                       1,183,036
   - Net change in unrealized appreciation or depreciation on investments          3,776,076
                                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 5,060,544
Changes From Unit Transactions:
   - Contract purchases                                                              919,694
   - Contract withdrawals                                                         (1,391,805)
   - Contract transfers                                                             (851,542)
                                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (1,323,653)
                                                                               --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            3,736,891
                                                                               --------------
NET ASSETS AT DECEMBER 31, 2013                                                $  18,506,705
                                                                               ==============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                                             GOLDMAN
                                                                                                             SACHS
                                                                               FTVIPT         FTVIPT         VIT
                                                                               TEMPLETON      TEMPLETON      STRATEGIC
                                                                               FOREIGN        FOREIGN        GROWTH
                                                                               SECURITIES     SECURITIES     INSTITUTIONAL
                                                                               CLASS 1        CLASS 2        CLASS
                                                                               SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 41,430,274   $  18,810,505   $  5,224,663
Changes From Operations:
   - Net investment income (loss)                                                  990,762         473,332            861
   - Net realized gain (loss) on investments                                      (540,402)        (62,700)       239,813
   - Net change in unrealized appreciation or depreciation on investments        6,406,451       2,933,975        801,453
                                                                              -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               6,856,811       3,344,607      1,042,127
Changes From Unit Transactions:
   - Contract purchases                                                          3,812,994              --        549,724
   - Contract withdrawals                                                       (4,868,644)            (61)      (557,684)
   - Contract transfers                                                         (3,792,067)       (145,359)       197,251
                                                                              -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (4,847,717)       (145,420)       189,291
                                                                              -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          2,009,094       3,199,187      1,231,418
                                                                              -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                 43,439,368      22,009,692      6,456,081
Changes From Operations:
   - Net investment income (loss)                                                  747,508         411,017        (20,194)
   - Net realized gain (loss) on investments                                       422,461         325,587        718,038
   - Net change in unrealized appreciation or depreciation on investments        7,781,029       4,022,763      1,179,083
                                                                              -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               8,950,998       4,759,367      1,876,927
Changes From Unit Transactions:
   - Contract purchases                                                          3,676,274              --        511,795
   - Contract withdrawals                                                       (5,797,158)             --       (497,432)
   - Contract transfers                                                         (2,885,562)     (1,041,890)      (773,110)
                                                                              -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (5,006,446)     (1,041,890)      (758,747)
                                                                              -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          3,944,552       3,717,477      1,118,180
                                                                              -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 47,383,920   $  25,727,169   $  7,574,261
                                                                              =============  ==============  =============



                                                                                               LVIP
                                                                                LVIP           COLUMBIA
                                                                                CAPITAL        SMALL-MID CAP   LVIP
                                                                                GROWTH         GROWTH RPM      DELAWARE
                                                                                STANDARD       STANDARD        BOND
                                                                                CLASS          CLASS           SERVICE CLASS
                                                                                SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $   83,547,662   $   9,785,742   $ 14,670,654
Changes From Operations:
   - Net investment income (loss)                                                   (775,930)        (75,365)       169,482
   - Net realized gain (loss) on investments                                       1,623,141          97,312        607,329
   - Net change in unrealized appreciation or depreciation on investments         13,905,666         453,481         78,479
                                                                              ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                14,752,877         475,428        855,290
Changes From Unit Transactions:
   - Contract purchases                                                            6,113,639         600,564        773,654
   - Contract withdrawals                                                         (9,110,126)       (824,941)    (1,269,452)
   - Contract transfers                                                           (6,291,971)       (963,680)     4,131,407
                                                                              ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (9,288,458)     (1,188,057)     3,635,609
                                                                              ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            5,464,419        (712,629)     4,490,899
                                                                              ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                   89,012,081       9,073,113     19,161,553
Changes From Operations:
   - Net investment income (loss)                                                   (836,667)        (71,521)       113,815
   - Net realized gain (loss) on investments                                       3,488,825         356,695        196,257
   - Net change in unrealized appreciation or depreciation on investments         26,521,358       1,748,033       (882,592)
                                                                              ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                29,173,516       2,033,207       (572,520)
Changes From Unit Transactions:
   - Contract purchases                                                            5,744,651         538,754        960,971
   - Contract withdrawals                                                         (9,005,218)       (823,024)    (1,223,644)
   - Contract transfers                                                           (7,500,219)       (563,827)    (2,796,844)
                                                                              ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (10,760,786)       (848,097)    (3,059,517)
                                                                              ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           18,412,730       1,185,110     (3,632,037)
                                                                              ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                               $  107,424,811   $  10,258,223   $ 15,529,516
                                                                              ===============  ==============  =============



                                                                              LVIP                           LVIP
                                                                              DELAWARE       LVIP            JPMORGAN
                                                                              FOUNDATION     DELAWARE        MID CAP
                                                                              CONSERVATIVE   GROWTH AND      VALUE RPM
                                                                              ALLOCATION     INCOME          STANDARD
                                                                              SERVICE CLASS  SERVICE CLASS   CLASS
                                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 33,447,763   $ 19,562,168   $ 11,867,111
Changes From Operations:
   - Net investment income (loss)                                                  489,206         (3,769)       (92,138)
   - Net realized gain (loss) on investments                                      (625,644)      (129,813)        76,765
   - Net change in unrealized appreciation or depreciation on investments        3,242,627      2,807,883      1,496,769
                                                                              -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               3,106,189      2,674,301      1,481,396
Changes From Unit Transactions:
   - Contract purchases                                                          2,513,938      1,767,054        729,517
   - Contract withdrawals                                                       (3,210,159)    (2,058,221)      (897,291)
   - Contract transfers                                                         (1,087,018)    (1,246,587)      (986,028)
                                                                              -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (1,783,239)    (1,537,754)    (1,153,802)
                                                                              -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,322,950      1,136,547        327,594
                                                                              -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                 34,770,713     20,698,715     12,194,705
Changes From Operations:
   - Net investment income (loss)                                                  378,081        150,040        (35,935)
   - Net realized gain (loss) on investments                                       275,873        896,491        357,056
   - Net change in unrealized appreciation or depreciation on investments        2,087,643      5,289,826      2,366,003
                                                                              -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               2,741,597      6,336,357      2,687,124
Changes From Unit Transactions:
   - Contract purchases                                                          2,446,244      1,649,585        710,591
   - Contract withdrawals                                                       (2,698,448)    (1,984,928)      (998,567)
   - Contract transfers                                                         (2,464,839)    (1,419,472)    (1,234,420)
                                                                              -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (2,717,043)    (1,754,815)    (1,522,396)
                                                                              -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             24,554      4,581,542      1,164,728
                                                                              -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 34,795,267   $ 25,280,257   $ 13,359,433
                                                                              =============  =============  =============



                                                                              LVIP          LVIP          LVIP          LVIP
                                                                              MANAGED       MANAGED       MANAGED       MANAGED
                                                                              RISK          RISK          RISK          RISK
                                                                              PROFILE 2010  PROFILE 2020  PROFILE 2030  PROFILE 2040
                                                                              STANDARD      STANDARD      STANDARD      STANDARD
                                                                              CLASS         CLASS         CLASS         CLASS
                                                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $  220,860   $   725,898    $  490,450   $  152,219
Changes From Operations:
   - Net investment income (loss)                                                   3,973        16,585         9,316        9,273
   - Net realized gain (loss) on investments                                       23,718        35,108         1,778          716
   - Net change in unrealized appreciation or depreciation on investments         (11,278)       22,118        30,610       14,279
                                                                              ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 16,413        73,811        41,704       24,268
Changes From Unit Transactions:
   - Contract purchases                                                            18,255       137,473        71,426       25,870
   - Contract withdrawals                                                         (98,199)      (64,333)      (31,299)     (20,080)
   - Contract transfers                                                            (2,597)      181,670       271,722      739,296
                                                                              ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (82,541)      254,810       311,849      745,086
                                                                              ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (66,128)      328,621       353,553      769,354
                                                                              ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                   154,732     1,054,519       844,003      921,573
Changes From Operations:
   - Net investment income (loss)                                                   1,748         7,066         5,014        5,514
   - Net realized gain (loss) on investments                                       11,525        55,614        41,678       52,555
   - Net change in unrealized appreciation or depreciation on investments           6,989        73,197        40,673       28,735
                                                                              ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 20,262       135,877        87,365       86,804
Changes From Unit Transactions:
   - Contract purchases                                                            21,550       117,235        76,381       36,627
   - Contract withdrawals                                                         (20,156)      (73,016)      (91,608)     (57,658)
   - Contract transfers                                                           113,721        78,506      (117,552)    (184,761)
                                                                              ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              115,115       122,725      (132,779)    (205,792)
                                                                              ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           135,377       258,602       (45,414)    (118,988)
                                                                              ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                                $  290,109   $ 1,313,121    $  798,589   $  802,585
                                                                              ============  ============  ============  ============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                              LVIP           LVIP            LVIP
                                                                              MANAGED        MANAGED         MANAGED
                                                                              RISK           RISK            RISK
                                                                              PROFILE        PROFILE         PROFILE
                                                                              CONSERVATIVE   GROWTH          MODERATE
                                                                              STANDARD       STANDARD        STANDARD
                                                                              CLASS          CLASS           CLASS
                                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  6,096,648   $   8,191,454   $  13,353,268
Changes From Operations:
   - Net investment income (loss)                                                 123,581         163,653         423,094
   - Net realized gain (loss) on investments                                      238,570         281,600         255,641
   - Net change in unrealized appreciation or depreciation on investments          44,328         250,131         604,962
                                                                             -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                406,479         695,384       1,283,697
Changes From Unit Transactions:
   - Contract purchases                                                           287,827       1,015,198       1,537,890
   - Contract withdrawals                                                        (944,854)     (2,445,181)     (1,252,270)
   - Contract transfers                                                        (1,924,787)        353,100       1,806,963
                                                                             -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (2,581,814)     (1,076,883)      2,092,583
                                                                             -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (2,175,335)       (381,499)      3,376,280
                                                                             -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 3,921,313       7,809,955      16,729,548
Changes From Operations:
   - Net investment income (loss)                                                  49,466         144,545         131,159
   - Net realized gain (loss) on investments                                      200,262         101,864         899,671
   - Net change in unrealized appreciation or depreciation on investments          94,638       1,039,599         459,757
                                                                             -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                344,366       1,286,008       1,490,587
Changes From Unit Transactions:
   - Contract purchases                                                           490,099       1,211,660       1,358,025
   - Contract withdrawals                                                        (249,813)       (392,820)     (1,851,773)
   - Contract transfers                                                          (294,038)      3,106,918      (4,690,775)
                                                                             -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (53,752)      3,925,758      (5,184,523)
                                                                             -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           290,614       5,211,766      (3,693,936)
                                                                             -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  4,211,927   $  13,021,721   $  13,035,612
                                                                             =============  ==============  ==============




                                                                              LVIP
                                                                              MFS             LVIP           LVIP
                                                                              INTERNATIONAL   MFS            MID-CAP
                                                                              GROWTH          VALUE          VALUE
                                                                              STANDARD        STANDARD       STANDARD
                                                                              CLASS           CLASS          CLASS
                                                                              SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  30,732,612   $ 42,075,625   $ 16,855,455
Changes From Operations:
   - Net investment income (loss)                                                  (14,702)       157,157        (71,829)
   - Net realized gain (loss) on investments                                       290,271      1,246,640        589,882
   - Net change in unrealized appreciation or depreciation on investments        5,124,780      4,831,518      3,191,181
                                                                             --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               5,400,349      6,235,315      3,709,234
Changes From Unit Transactions:
   - Contract purchases                                                          2,032,718      2,474,090        963,878
   - Contract withdrawals                                                       (2,869,193)    (4,052,817)    (1,364,529)
   - Contract transfers                                                         (2,628,324)    (3,039,277)    (2,200,422)
                                                                             --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (3,464,799)    (4,618,004)    (2,601,073)
                                                                             --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,935,550      1,617,311      1,108,161
                                                                             --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                 32,668,162     43,692,936     17,963,616
Changes From Operations:
   - Net investment income (loss)                                                    8,407        403,186       (109,252)
   - Net realized gain (loss) on investments                                       635,652      2,511,589      1,084,992
   - Net change in unrealized appreciation or depreciation on investments        3,405,686     11,467,892      4,803,995
                                                                             --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               4,049,745     14,382,667      5,779,735
Changes From Unit Transactions:
   - Contract purchases                                                          1,900,246      2,335,092        894,660
   - Contract withdrawals                                                       (2,356,948)    (4,413,216)    (1,431,854)
   - Contract transfers                                                         (1,695,242)    (3,855,210)      (208,326)
                                                                             --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (2,151,944)    (5,933,334)      (745,520)
                                                                             --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,897,801      8,449,333      5,034,215
                                                                             --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $  34,565,963   $ 52,142,269   $ 22,997,831
                                                                             ==============  =============  =============


                                                                                             LVIP
                                                                                             SSGA
                                                                                             GLOBAL
                                                                              LVIP           TACTICAL        LVIP
                                                                              MONEY          ALLOCATION      SSGA S&P
                                                                              MARKET         RPM             500 INDEX
                                                                              STANDARD       STANDARD        STANDARD
                                                                              CLASS          CLASS           CLASS
                                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  39,256,990   $ 1,818,777   $  126,423,426
Changes From Operations:
   - Net investment income (loss)                                                 (247,686)       37,870          154,827
   - Net realized gain (loss) on investments                                           153        70,861        4,669,836
   - Net change in unrealized appreciation or depreciation on investments               (6)       56,075       12,490,005
                                                                             --------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                (247,539)      164,806       17,314,668
Changes From Unit Transactions:
   - Contract purchases                                                          3,762,039       195,748        9,432,685
   - Contract withdrawals                                                       (4,008,720)     (259,833)     (11,099,814)
   - Contract transfers                                                            276,143      (442,892)     (23,414,024)
                                                                             --------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                29,462      (506,977)     (25,081,153)
                                                                             --------------  ------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (218,077)     (342,171)      (7,766,485)
                                                                             --------------  ------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                 39,038,913     1,476,606      118,656,941
Changes From Operations:
   - Net investment income (loss)                                                 (230,648)       26,574          979,082
   - Net realized gain (loss) on investments                                             4        20,910        5,922,020
   - Net change in unrealized appreciation or depreciation on investments               (4)      102,627       27,648,574
                                                                             --------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                (230,648)      150,111       34,549,676
Changes From Unit Transactions:
   - Contract purchases                                                          4,079,438        99,884        7,740,758
   - Contract withdrawals                                                       (3,737,254)     (166,624)     (10,131,214)
   - Contract transfers                                                        (12,418,419)      337,777      (12,389,508)
                                                                             --------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (12,076,235)      271,037      (14,779,964)
                                                                             --------------  ------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (12,306,883)      421,148       19,769,712
                                                                             --------------  ------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                              $  26,732,030   $ 1,897,754   $  138,426,653
                                                                             ==============  ============  ===============




                                                                              LVIP          LVIP             LVIP
                                                                              SSGA          T. ROWE PRICE    TEMPLETON
                                                                              SMALL-CAP     GROWTH           GROWTH
                                                                              INDEX         STOCK            RPM
                                                                              STANDARD      STANDARD         STANDARD
                                                                              CLASS         CLASS            CLASS
                                                                              SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 38,687,578   $ 48,818,420   $  75,197,128
Changes From Operations:
   - Net investment income (loss)                                                 (77,978)      (444,801)        843,541
   - Net realized gain (loss) on investments                                      753,496        643,683       1,403,347
   - Net change in unrealized appreciation or depreciation on investments       4,836,926      8,079,243      12,098,398
                                                                             -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              5,512,444      8,278,125      14,345,286
Changes From Unit Transactions:
   - Contract purchases                                                         2,484,065      3,473,459       4,630,487
   - Contract withdrawals                                                      (4,180,106)    (4,492,607)     (7,648,227)
   - Contract transfers                                                        (2,738,939)    (4,525,061)     (5,677,240)
                                                                             -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (4,434,980)    (5,544,209)     (8,694,980)
                                                                             -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,077,464      2,733,916       5,650,306
                                                                             -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                39,765,042     51,552,336      80,847,434
Changes From Operations:
   - Net investment income (loss)                                                 (35,511)      (478,139)        408,075
   - Net realized gain (loss) on investments                                    1,910,876      1,894,479       2,552,152
   - Net change in unrealized appreciation or depreciation on investments      12,007,099     16,950,927      11,687,362
                                                                             -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             13,882,464     18,367,267      14,647,589
Changes From Unit Transactions:
   - Contract purchases                                                         2,309,855      3,275,779       4,243,352
   - Contract withdrawals                                                      (4,248,126)    (5,498,947)     (7,509,919)
   - Contract transfers                                                        (1,817,047)    (4,362,928)     (4,016,589)
                                                                             -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (3,755,318)    (6,586,096)     (7,283,156)
                                                                             -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        10,127,146     11,781,171       7,364,433
                                                                             -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 49,892,188   $ 63,333,507   $  88,211,867
                                                                             =============  =============  ==============







                                                                              MFS VIT
                                                                              RESEARCH
                                                                              INITIAL CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  10,420,688
Changes From Operations:
   - Net investment income (loss)                                                   (1,236)
   - Net realized gain (loss) on investments                                       195,329
   - Net change in unrealized appreciation or depreciation on investments        1,453,640
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,647,733
Changes From Unit Transactions:
   - Contract purchases                                                            764,129
   - Contract withdrawals                                                         (951,450)
   - Contract transfers                                                           (818,950)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (1,006,271)
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            641,462
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2012                                                 11,062,150
Changes From Operations:
   - Net investment income (loss)                                                  (57,899)
   - Net realized gain (loss) on investments                                       523,466
   - Net change in unrealized appreciation or depreciation on investments        2,798,829
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               3,264,396
Changes From Unit Transactions:
   - Contract purchases                                                            702,583
   - Contract withdrawals                                                         (985,648)
   - Contract transfers                                                         (1,133,622)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (1,416,687)
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,847,709
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  12,909,859
                                                                             ==============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                            MFS VIT       PIMCO VIT
                                                                            UTILITIES     TOTAL RETURN
                                                                            INITIAL       ADMINISTRATIVE  PROFUND VP    PROFUND VP
                                                                            CLASS         CLASS           ASIA 30       EUROPE 30
                                                                            SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 32,753,641   $  85,441,702   $ 7,703,961   $ 2,862,784
Changes From Operations:
   - Net investment income (loss)                                             1,949,196       1,695,705       (58,533)       78,512
   - Net realized gain (loss) on investments                                    590,213       3,040,028      (655,024)     (142,928)
   - Net change in unrealized appreciation or depreciation on investments     1,345,421       2,976,791     1,737,036       479,502
                                                                           -------------  --------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            3,884,830       7,712,524     1,023,479       415,086
Changes From Unit Transactions:
   - Contract purchases                                                       2,401,376       5,093,883       739,742       445,374
   - Contract withdrawals                                                    (3,104,772)     (7,104,696)     (774,309)     (432,175)
   - Contract transfers                                                      (2,404,500)      1,325,921      (956,834)     (202,907)
                                                                           -------------  --------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (3,107,896)       (684,892)     (991,401)     (189,708)
                                                                           -------------  --------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         776,934       7,027,632        32,078       225,378
                                                                           -------------  --------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                              33,530,575      92,469,334     7,736,039     3,088,162
Changes From Operations:
   - Net investment income (loss)                                               546,348       1,260,342       (54,283)       37,093
   - Net realized gain (loss) on investments                                  1,711,026       1,329,375      (360,161)      (27,575)
   - Net change in unrealized appreciation or depreciation on investments     4,034,017      (4,977,144)    1,413,075       708,342
                                                                           -------------  --------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            6,291,391      (2,387,427)      998,631       717,860
Changes From Unit Transactions:
   - Contract purchases                                                       2,214,977       4,834,056       653,243       431,053
   - Contract withdrawals                                                    (3,541,032)     (6,242,768)     (646,516)     (392,724)
   - Contract transfers                                                      (1,980,062)     (7,726,450)     (162,716)      283,707
                                                                           -------------  --------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (3,306,117)     (9,135,162)     (155,989)      322,036
                                                                           -------------  --------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       2,985,274     (11,522,589)      842,642     1,039,896
                                                                           -------------  --------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 36,515,849   $  80,946,745   $ 8,578,681   $ 4,128,058
                                                                           =============  ==============  ============  ============



                                                                                                       PROFUND VP    PROFUND VP
                                                                           PROFUND VP    PROFUND VP    LARGE-CAP     LARGE-CAP
                                                                           FINANCIALS    HEALTH CARE   GROWTH        VALUE
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 2,336,849   $ 3,333,036   $ 1,124,181   $   958,053
Changes From Operations:
   - Net investment income (loss)                                              (17,554)      (15,405)      (14,397)        5,667
   - Net realized gain (loss) on investments                                   (53,576)      193,624       127,589       (34,898)
   - Net change in unrealized appreciation or depreciation on investments      564,803       354,618       (71,702)      123,881
                                                                           ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             493,673       532,837        41,490        94,650
Changes From Unit Transactions:
   - Contract purchases                                                        130,386       235,757       103,403        61,844
   - Contract withdrawals                                                     (151,766)     (249,417)     (156,852)     (129,877)
   - Contract transfers                                                       (363,321)     (510,977)       82,243         4,272
                                                                           ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (384,701)     (524,637)       28,794       (63,761)
                                                                           ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        108,972         8,200        70,284        30,889
                                                                           ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                              2,445,821     3,341,236     1,194,465       988,942
Changes From Operations:
   - Net investment income (loss)                                              (17,746)      (21,444)      (11,064)        4,133
   - Net realized gain (loss) on investments                                   278,883       518,606       149,108       202,779
   - Net change in unrealized appreciation or depreciation on investments      816,869       989,542       335,578       239,575
                                                                           ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           1,078,006     1,486,704       473,622       446,487
Changes From Unit Transactions:
   - Contract purchases                                                        117,623       201,750        80,924        48,191
   - Contract withdrawals                                                     (348,204)     (468,145)     (185,261)      (95,963)
   - Contract transfers                                                      1,634,504     1,191,268       997,035        76,277
                                                                           ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         1,403,923       924,873       892,698        28,505
                                                                           ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,481,929     2,411,577     1,366,320       474,992
                                                                           ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 4,927,750   $ 5,752,813   $ 2,560,785   $ 1,463,934
                                                                           ============  ============  ============  ============



                                                                           PROFUND VP     PROFUND VP    PROFUND VP
                                                                           RISING RATES   SMALL-CAP     SMALL-CAP      PROFUND VP
                                                                           OPPORTUNITY    GROWTH        VALUE          TECHNOLOGY
                                                                           SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $   925,062   $  3,205,902   $  1,934,276   $ 3,834,574
Changes From Operations:
   - Net investment income (loss)                                              (10,523)       (17,386)       (11,069)      (36,314)
   - Net realized gain (loss) on investments                                  (166,857)       218,920        161,533        28,656
   - Net change in unrealized appreciation or depreciation on investments       77,848        138,436         99,745       (58,858)
                                                                           ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             (99,532)       339,970        250,209       (66,516)
Changes From Unit Transactions:
   - Contract purchases                                                         72,382        151,037         97,505       270,798
   - Contract withdrawals                                                     (560,091)      (228,086)      (118,480)     (333,367)
   - Contract transfers                                                      1,273,344     (1,701,383)    (1,082,387)     (161,582)
                                                                           ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           785,635     (1,778,432)    (1,103,362)     (224,151)
                                                                           ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        686,103     (1,438,462)      (853,153)     (290,667)
                                                                           ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                              1,611,165      1,767,440      1,081,123     3,543,907
Changes From Operations:
   - Net investment income (loss)                                              (13,050)       (18,716)       (10,386)      (29,590)
   - Net realized gain (loss) on investments                                  (206,659)       315,114        196,467        (2,064)
   - Net change in unrealized appreciation or depreciation on investments      446,209        437,836        251,156       891,637
                                                                           ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             226,500        734,234        437,237       859,983
Changes From Unit Transactions:
   - Contract purchases                                                         98,104        134,441         85,888       243,439
   - Contract withdrawals                                                     (214,195)      (271,876)      (145,029)     (344,115)
   - Contract transfers                                                       (150,959)        37,766         39,958        61,413
                                                                           ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (267,050)       (99,669)       (19,183)      (39,263)
                                                                           ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (40,550)       634,565        418,054       820,720
                                                                           ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 1,570,615   $  2,402,005   $  1,499,177   $ 4,364,627
                                                                           ============  =============  =============  ============


                                                                           PROFUND VP
                                                                           U.S.
                                                                           GOVERNMENT
                                                                           PLUS
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 4,382,522
Changes From Operations:
   - Net investment income (loss)                                              (25,818)
   - Net realized gain (loss) on investments                                   840,924
   - Net change in unrealized appreciation or depreciation on investments     (815,427)
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                (321)
Changes From Unit Transactions:
   - Contract purchases                                                        250,231
   - Contract withdrawals                                                     (300,292)
   - Contract transfers                                                     (1,464,450)
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (1,514,511)
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (1,514,832)
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2012                                              2,867,690
Changes From Operations:
   - Net investment income (loss)                                              (12,126)
   - Net realized gain (loss) on investments                                    24,634
   - Net change in unrealized appreciation or depreciation on investments     (571,242)
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            (558,734)
Changes From Unit Transactions:
   - Contract purchases                                                        223,718
   - Contract withdrawals                                                     (165,204)
   - Contract transfers                                                       (148,647)
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (90,133)
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (648,867)
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 2,218,823
                                                                           ============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                       T. ROWE PRICE   VANGUARD        VANGUARD       VANGUARD
                                                                       MID-CAP         VIF             VIF            VIF SMALL
                                                                       GROWTH          MID-CAP         REIT           COMPANY
                                                                       CLASS II        INDEX           INDEX          GROWTH
                                                                       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                          $ 3,870,794    $  18,784,664   $ 24,723,274   $ 14,973,829
Changes From Operations:
   - Net investment income (loss)                                          (29,633)          84,889        324,041        (80,028)
   - Net realized gain (loss) on investments                               423,369          947,416        984,140        736,440
   - Net change in unrealized appreciation or depreciation on investments   86,887        1,696,378      2,604,613      1,335,526
                                                                       -------------  --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         480,623        2,728,683      3,912,794      1,991,938
Changes From Unit Transactions:
   - Contract purchases                                                    221,108        1,321,190      1,920,845        981,003
   - Contract withdrawals                                                 (237,174)      (1,478,368)    (2,716,950)    (1,021,734)
   - Contract transfers                                                   (320,588)      (1,476,237)    (1,507,931)    (1,194,142)
                                                                       -------------  --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                      (336,654)      (1,633,415)    (2,304,036)    (1,234,873)
                                                                       -------------  --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    143,969        1,095,268      1,608,758        757,065
                                                                       -------------  --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          4,014,763       19,879,932     26,332,032     15,730,894
Changes From Operations:
   - Net investment income (loss)                                          (32,404)         106,148        354,104        (15,291)
   - Net realized gain (loss) on investments                               494,374        1,812,757      1,070,510      2,255,884
   - Net change in unrealized appreciation or depreciation on investments  859,659        4,790,460       (988,507)     4,698,963
                                                                       -------------  --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                       1,321,629        6,709,365        436,107      6,939,556
Changes From Unit Transactions:
   - Contract purchases                                                    218,966        1,304,620      1,798,772        950,931
   - Contract withdrawals                                                 (339,945)      (1,888,243)    (2,784,156)    (1,620,275)
   - Contract transfers                                                   (402,455)        (256,787)    (1,337,639)      (473,265)
                                                                       -------------  --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                      (523,434)        (840,410)    (2,323,023)    (1,142,609)
                                                                       -------------  --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    798,195        5,868,955     (1,886,916)     5,796,947
                                                                       -------------  --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                        $ 4,812,958    $  25,748,887   $ 24,445,116   $ 21,527,841
                                                                       =============  ==============  =============  =============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
ACCOUNT JF-A

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account JF-A, formerly JPF Separate Account A (the Variable Account), is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of the operations of the Company. The Variable Account consists of seven products as follows:

-   Lincoln Ensemble I    -   Lincoln Ensemble
VUL                       Accumulator VUL
-   Lincoln Ensemble II   -   Lincoln Ensemble
VUL                       Protector VUL
-   Lincoln Ensemble III  -   Lincoln Ensemble
VUL                       Exec VUL 2006
-   Lincoln Ensemble
Exec VUL


The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-six mutual funds (the Funds) of thirteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP International Class I Fund
   American Century VP Value Class II Fund
American Funds Insurance Series (American Funds):
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP High Yield Standard Class Series
DWS Investments VIT Funds (DWS):
   DWS Small Cap Index VIP Class B Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Initial Class Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP High Income Initial Class Portfolio
   Fidelity VIP Investment Grade Bond Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Small Cap Value Securities Class 2 Fund
   FTVIPT Templeton Foreign Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Strategic Growth Institutional Class Fund
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Capital Growth Standard Class Fund
   LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
   LVIP Delaware Bond Service Class Fund
   LVIP Delaware Foundation Conservative Allocation Service Class Fund LVIP Delaware Growth and Income Service Class Fund
   LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
   LVIP Managed Risk Profile 2010 Standard Class Fund
   LVIP Managed Risk Profile 2020 Standard Class Fund
   LVIP Managed Risk Profile 2030 Standard Class Fund
   LVIP Managed Risk Profile 2040 Standard Class Fund
   LVIP Managed Risk Profile Conservative Standard Class Fund
   LVIP Managed Risk Profile Growth Standard Class Fund
   LVIP Managed Risk Profile Moderate Standard Class Fund
   LVIP MFS International Growth Standard Class Fund
   LVIP MFS Value Standard Class Fund
   LVIP Mid-Cap Value Standard Class Fund
   LVIP Money Market Standard Class Fund
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
   LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund
   LVIP Templeton Growth RPM Standard Class Fund
MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Research Initial Class Series
   MFS VIT Utilities Initial Class Series

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
ACCOUNT JF-A

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Total Return Administrative Class Portfolio
ProFunds VP (ProFund VP):
   ProFund VP Asia 30 Fund
   ProFund VP Europe 30 Fund
   ProFund VP Financials Fund
   ProFund VP Health Care Fund
   ProFund VP Large-Cap Growth Fund
   ProFund VP Large-Cap Value Fund
   ProFund VP Rising Rates Opportunity Fund
   ProFund VP Small-Cap Growth Fund
   ProFund VP Small-Cap Value Fund
   ProFund VP Technology Fund
   ProFund VP U.S. Government Plus Fund
T. Rowe Price International Series, Inc. (T. Rowe Price):
   T. Rowe Price Mid-Cap Growth Class II Portfolio
Vanguard Variable Insurance Fund (Vanguard VIF):
   Vanguard VIF Mid-Cap Index Fund
   Vanguard VIF REIT Index Fund
   Vanguard VIF Small Company Growth Fund

*  Denotes an affiliate of the Company

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.



INVESTMENT FUND CHANGES: During 2012, the following funds changed their names:


PREVIOUS FUND NAME                                                  NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
LVIP Columbia Value Opportunities Standard Class Fund               LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund            LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Templeton Growth Standard Class Fund                           LVIP Templeton Growth RPM Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                      LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

During 2013, the following funds changed their names:


PREVIOUS FUND NAME                                                     NEW FUND NAME
----------------------------------------------------------------------------------------------------------------------------------
LVIP Protected Profile 2010 Standard Class Fund                        LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund                        LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund                        LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund                        LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund                LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund                      LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund                    LVIP Managed Risk Profile Moderate Standard Class Fund



2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the seven policy types within the Variable Account:

-  Lincoln Ensemble I VUL - annual rate of .60%.
-  Lincoln Ensemble II VUL - annual rate of .90%.
- Lincoln Ensemble III VUL - annual rate of .60% for policy years one through twenty-five and .10% thereafter.
- Lincoln Ensemble Exec VUL - annual rate of .60% for policy years one through twenty-five and .40% thereafter.
- Lincoln Ensemble Accumulator VUL - annual rate of .60% for policy years one through ten, .48% for policy years eleven through twenty-five and .36% thereafter.
- Lincoln Ensemble Protector VUL - annual rate of .60% for policy years one through fifteen and .10% thereafter.
- Lincoln Ensemble Exec VUL 2006 - annual rate of .50% for policy years one through twenty-five and .10% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads retained by the Company for the years ended December 31, 2013 and 2012, amounted to $2,342,059 and $2,511,691, respectively.

The Company may charge a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. No administrative fees were assessed by the Company for the years ended December 31, 2013 and 2012.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2013 and 2012, amounted to $70,312,415 and $74,961,397, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. Transfer charges retained by the Company for the years ended December 31, 2013 and 2012, amounted to $25 and $50, respectively.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. The full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2013 and 2012, amount to $1,428,054 and $1,357,775, respectively.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

3. FINANCIAL HIGHLIGHTS



A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                   MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                    MINIMUM    MAXIMUM
                   COMMENCEMENT    FEE        FEE        UNIT       UNIT       UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)         RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            2013                       0.50%      0.90%    $ 15.77   $  30.46    1,030,134  $ 17,363,095.00      21.31%      21.80%
            2012                       0.50%      0.90%      13.00      25.01    1,148,583       15,854,993      20.08%      20.56%
            2011                       0.50%      0.90%      10.82      20.75    1,255,815       14,330,543     -12.83%     -12.48%
            2010                       0.50%      0.90%      12.42      23.70    1,331,323       17,560,689      12.28%      12.73%
            2009                       0.50%      0.90%      11.06      21.03    1,378,762       15,893,331      32.57%      33.10%
AMERICAN CENTURY VP VALUE CLASS II
            2013                       0.50%      0.90%      18.15      32.08      656,462       13,020,143      30.30%      30.83%
            2012                       0.50%      0.90%      13.89      24.52      678,964       10,293,932      13.55%      14.01%
            2011                       0.50%      0.90%      12.20      21.51      631,585        8,516,720      -0.04%       0.36%
            2010                       0.50%      0.90%      12.16      21.43      649,027        8,736,434      12.02%      12.47%
            2009                       0.50%      0.90%      10.83      19.06      684,615        8,237,375      18.65%      19.13%
AMERICAN FUNDS GROWTH CLASS 2
            2013                       0.50%      0.90%      20.03      33.03    2,171,345       50,892,276      28.94%      29.45%
            2012                       0.50%      0.90%      15.49      25.52    2,291,953       41,790,163      16.84%      17.30%
            2011                       0.50%      0.90%      13.22      21.75    2,531,772       39,704,270      -5.14%      -4.75%
            2010                       0.50%      0.90%      13.89      22.84    2,908,874       48,428,194      17.62%      18.09%
            2009                       0.50%      0.90%      11.77      19.34    3,140,302       44,406,678      38.16%      38.72%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2013                       0.50%      0.90%      18.06      32.12    1,692,437       35,795,323      32.30%      32.83%
            2012                       0.50%      0.90%      13.61      24.18    1,886,029       30,219,466      16.43%      16.90%
            2011                       0.50%      0.90%      11.66      20.69    2,090,366       28,883,464      -2.71%      -2.32%
            2010                       0.50%      0.90%      11.94      21.18    2,176,731       31,001,102      10.43%      10.87%
            2009                       0.50%      0.90%      10.78      19.10    2,270,929       29,417,252      30.07%      30.59%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2013                       0.50%      0.90%      15.89      16.32      683,315       10,995,620       8.24%       8.67%
            2012                       0.50%      0.90%      14.68      15.02      612,920        9,097,163      16.77%      17.24%
            2011                       0.50%      0.90%      12.58      12.81      686,736        8,702,183       1.47%       1.87%
            2010                       0.50%      0.90%      12.39      12.58      517,729        6,454,878      14.28%      14.74%
            2009                       0.50%      0.90%      10.84      10.96      652,657        7,108,236      47.64%      48.23%
DWS SMALL CAP INDEX VIP CLASS B
            2013                       0.50%      0.90%      20.68      34.93      638,794       14,217,528      37.07%      37.62%
            2012                       0.50%      0.90%      15.04      25.38      726,650       11,793,634      14.84%      15.30%
            2011                       0.50%      0.90%      13.06      22.01      809,172       11,425,210      -5.43%      -5.05%
            2010                       0.50%      0.90%      13.77      23.19      869,425       12,968,815      24.98%      25.48%
            2009                       0.50%      0.90%      10.98      18.48      959,109       11,448,325      25.14%      25.64%
FIDELITY VIP CONTRAFUND INITIAL CLASS
            2013                       0.50%      0.90%      21.85      44.27    2,829,066       93,027,331      30.11%      30.63%
            2012                       0.50%      0.90%      16.74      34.02    3,076,415       78,069,109      15.37%      15.84%
            2011                       0.50%      0.90%      14.47      29.49    3,272,321       72,970,275      -3.40%      -3.01%
            2010                       0.50%      0.90%      14.93      30.53    3,602,239       84,313,492      16.17%      16.63%
            2009                       0.50%      0.90%      12.81      26.28    3,948,289       80,013,890      34.49%      35.03%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2013                       0.50%      0.90%      17.32      30.07    1,965,017       39,725,046      27.00%      27.51%
            2012                       0.50%      0.90%      13.60      23.58    2,138,932       34,045,800      16.26%      16.72%
            2011                       0.50%      0.90%      11.66      20.20    2,319,846       32,033,301       0.07%       0.47%
            2010                       0.50%      0.90%      11.62      20.11    2,488,507       34,410,060      14.12%      14.58%
            2009                       0.50%      0.90%      10.15      17.55    2,861,519       34,873,869      29.04%      29.56%
FIDELITY VIP GROWTH INITIAL CLASS
            2013                       0.50%      0.90%      12.61      35.41    2,128,577       37,936,898      35.11%      35.66%
            2012                       0.50%      0.90%       9.31      26.11    2,372,704       31,126,383      13.66%      14.12%
            2011                       0.50%      0.90%       8.16      22.88    2,665,520       30,878,720      -0.70%      -0.30%
            2010                       0.50%      0.90%       8.20      22.95    2,865,623       33,780,340      23.06%      23.55%
            2009                       0.50%      0.90%       6.64      18.57    3,207,068       30,557,127      27.14%      27.65%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            2013      1.70%
            2012      0.87%
            2011      1.44%
            2010      2.30%
            2009      2.03%
AMERICAN CENTURY VP VALUE CLASS II
            2013      1.49%
            2012      1.80%
            2011      1.89%
            2010      2.06%
            2009      5.61%
AMERICAN FUNDS GROWTH CLASS 2
            2013      0.94%
            2012      0.78%
            2011      0.60%
            2010      0.73%
            2009      0.69%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2013      1.34%
            2012      1.59%
            2011      1.54%
            2010      1.48%
            2009      1.62%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2013      7.67%
            2012      8.88%
            2011      7.82%
            2010      7.22%
            2009      4.71%
DWS SMALL CAP INDEX VIP CLASS B
            2013      1.41%
            2012      0.64%
            2011      0.59%
            2010      0.71%
            2009      1.58%
FIDELITY VIP CONTRAFUND INITIAL CLASS
            2013      1.06%
            2012      1.33%
            2011      0.97%
            2010      1.23%
            2009      1.39%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2013      2.47%
            2012      3.08%
            2011      2.49%
            2010      1.82%
            2009      2.42%
FIDELITY VIP GROWTH INITIAL CLASS
            2013      0.29%
            2012      0.58%
            2011      0.36%
            2010      0.27%
            2009      0.45%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A


                                   MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                    MINIMUM    MAXIMUM
                   COMMENCEMENT    FEE        FEE        UNIT       UNIT       UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)         RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME INITIAL CLASS
            2013                       0.90%      0.90%    $ 20.17   $  20.17       21,816  $       439,946       5.00%       5.00%
            2012                       0.90%      0.90%      19.21      19.21       23,448          450,347      13.21%      13.21%
            2011                       0.90%      0.90%      16.97      16.97       25,276          428,847       3.10%       3.10%
            2010                       0.90%      0.90%      16.46      16.46       27,295          449,161      12.80%      12.80%
            2009                       0.90%      0.90%      14.59      14.59       29,388          428,715      42.67%      42.67%
FIDELITY VIP INVESTMENT GRADE BOND SERVICE CLASS 2
            2013                       0.50%      0.90%      14.05      27.96    1,592,374       23,506,567      -2.95%      -2.56%
            2012                       0.50%      0.90%      14.48      28.70    1,672,705       25,379,545       4.66%       5.08%
            2011                       0.50%      0.90%      13.84      27.31    1,577,704       22,779,442       6.08%       6.50%
            2010                       0.50%      0.90%      13.04      25.64    1,513,078       20,583,052       6.58%       7.01%
            2009                       0.50%      0.90%      12.24      23.96    1,639,051       20,881,773      14.43%      14.89%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2013                       0.50%      0.90%      26.16      37.26      900,407       29,736,628      34.65%      35.19%
            2012                       0.50%      0.90%      19.37      27.56      944,200       23,137,919      13.54%      13.99%
            2011                       0.50%      0.90%      17.01      24.18    1,003,006       21,720,912     -11.65%     -11.30%
            2010                       0.50%      0.90%      19.20      27.26    1,184,876       28,875,045      27.42%      27.93%
            2009                       0.50%      0.90%      15.02      21.31    1,143,388       22,277,134      38.50%      39.05%
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES CLASS 2
            2013                       0.50%      0.90%      23.11      36.15      648,936       18,506,705      35.02%      35.56%
            2012                       0.50%      0.90%      17.06      26.66      699,463       14,769,814      17.33%      17.80%
            2011                       0.50%      0.90%      14.50      22.64      758,527       13,776,985      -4.62%      -4.24%
            2010                       0.50%      0.90%      15.16      23.64      865,153       16,666,450      27.07%      27.58%
            2009                       0.50%      0.90%      11.89      18.53      880,965       13,373,348      28.00%      28.51%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
            2013                       0.90%      0.90%      34.83      34.83    1,360,482       47,383,920      22.17%      22.17%
            2012                       0.90%      0.90%      28.51      28.51    1,523,726       43,439,368      17.53%      17.53%
            2011                       0.90%      0.90%      24.26      24.26    1,708,066       41,430,274     -11.25%     -11.25%
            2010                       0.90%      0.90%      27.33      27.33    1,874,817       51,238,094       7.70%       7.70%
            2009                       0.90%      0.90%      25.38      25.38    2,108,602       53,506,426      36.11%      36.11%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2013                       0.50%      0.60%      17.18      30.26    1,422,978       25,727,169      22.23%      22.36%
            2012                       0.50%      0.60%      14.05      24.73    1,489,082       22,009,692      17.53%      17.64%
            2011                       0.50%      0.60%      11.96      21.03    1,497,956       18,810,505     -11.17%     -11.08%
            2010                       0.50%      0.60%      13.46      23.65    1,533,302       21,600,722       7.76%       7.87%
            2009                       0.50%      0.60%      12.49      21.92    1,518,642       19,826,022      36.22%      36.36%
GOLDMAN SACHS VIT STRATEGIC GROWTH INSTITUTIONAL CLASS
            2013                       0.50%      0.90%      13.85      35.14      486,392        7,574,261      31.23%      31.76%
            2012                       0.50%      0.90%      10.55      26.67      550,444        6,456,081      18.81%      19.29%
            2011                       0.50%      0.90%       8.88      22.36      526,020        5,224,663      -3.49%      -3.10%
            2010                       0.50%      0.90%       9.20      23.07      550,321        5,623,874       9.74%      10.18%
            2009                       0.50%      0.90%       8.39      20.94      741,891        6,907,588      46.42%      47.01%
LVIP CAPITAL GROWTH STANDARD CLASS
            2013                       0.50%      0.90%      10.19      60.31    2,929,792      107,424,811      34.78%      35.32%
            2012                       0.50%      0.90%       7.54      44.74    3,261,887       89,012,081      18.00%      18.47%
            2011                       0.50%      0.90%       6.37      37.92    3,580,001       83,547,662      -9.83%      -9.47%
            2010                       0.50%      0.90%       7.04      42.05    3,922,453      102,931,566      17.89%      18.36%
            2009                       0.50%      0.90%       5.96      35.67    4,445,288       99,331,172      33.66%      34.20%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
            2013                       0.50%      0.90%      15.39      30.84      636,258       10,258,223      23.70%      24.20%
            2012                       0.50%      0.90%      12.44      24.83      697,350        9,073,113       5.53%       5.95%
            2011                       0.50%      0.90%      11.79      23.43      797,629        9,785,742      -8.42%      -8.05%
            2010                       0.50%      0.90%      12.87      25.49      883,940       11,788,342      26.11%      26.61%
            2009                       0.50%      0.90%      10.21      20.13      997,721       10,614,838      47.09%      47.68%
LVIP DELAWARE BOND SERVICE CLASS
            2013                       0.50%      0.90%      16.42      30.95      812,212       15,529,516      -3.52%      -3.13%
            2012                       0.50%      0.90%      16.97      31.95      973,370       19,161,553       5.28%       5.71%
            2011                       0.50%      0.90%      16.07      30.23      783,659       14,670,654       6.30%       6.72%
            2010                       0.50%      0.90%      15.07      28.32      827,181       14,570,244       7.15%       7.58%
            2009                       0.50%      0.90%      14.02      26.33      914,773       15,095,962      17.42%      17.89%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME INITIAL CLASS
            2013      5.72%
            2012      5.74%
            2011      6.69%
            2010      7.68%
            2009      7.85%
FIDELITY VIP INVESTMENT GRADE BOND SERVICE CLASS 2
            2013      2.16%
            2012      2.30%
            2011      3.06%
            2010      3.25%
            2009      8.61%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2013      0.28%
            2012      0.39%
            2011      0.02%
            2010      0.13%
            2009      0.48%
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES CLASS 2
            2013      1.34%
            2012      0.78%
            2011      0.71%
            2010      0.80%
            2009      1.65%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
            2013      2.57%
            2012      3.24%
            2011      1.93%
            2010      2.09%
            2009      3.64%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2013      2.35%
            2012      2.95%
            2011      1.72%
            2010      1.88%
            2009      3.28%
GOLDMAN SACHS VIT STRATEGIC GROWTH INSTITUTIONAL CLASS
            2013      0.40%
            2012      0.71%
            2011      0.44%
            2010      0.40%
            2009      0.52%
LVIP CAPITAL GROWTH STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.04%
            2009      0.34%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
LVIP DELAWARE BOND SERVICE CLASS
            2013      1.42%
            2012      1.76%
            2011      2.89%
            2010      2.94%
            2009      4.00%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A


                                   MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                    MINIMUM    MAXIMUM
                   COMMENCEMENT    FEE        FEE        UNIT       UNIT       UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)         RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION SERVICE CLASS
            2013                       0.50%      0.90%    $ 15.67   $  36.98    1,379,771  $    34,795,267       8.09%       8.52%
            2012                       0.50%      0.90%      14.46      34.22    1,478,994       34,770,713       9.37%       9.81%
            2011                       0.50%      0.90%      13.18      31.29    1,511,600       33,447,763       1.07%       1.47%
            2010                       0.50%      0.90%      13.00      30.95    1,683,010       37,561,377       9.17%       9.60%
            2009                       0.50%      0.90%      11.87      28.36    1,927,019       39,359,528      21.39%      21.87%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2013                       0.50%      0.90%      10.47      31.55    1,604,456       25,280,257      31.61%      32.13%
            2012                       0.50%      0.90%       7.93      23.88    1,731,736       20,698,715      13.89%      14.34%
            2011                       0.50%      0.90%       6.94      20.88    1,843,991       19,562,168      -0.06%       0.34%
            2010                       0.50%      0.90%       6.93      20.81    1,947,945       20,944,305      11.53%      11.98%
            2009                       0.50%      0.90%       6.19      18.58    2,092,310       20,364,170      23.12%      23.62%
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
            2013                       0.50%      0.90%      17.19      31.46      583,920       13,359,433      23.06%      23.55%
            2012                       0.50%      0.90%      13.93      25.46      656,861       12,194,705      12.74%      13.19%
            2011                       0.50%      0.90%      12.32      22.49      719,348       11,867,111      -2.65%      -2.26%
            2010                       0.50%      0.90%      12.62      23.01      803,700       13,629,281      23.65%      24.15%
            2009                       0.50%      0.90%      10.17      18.54      892,646       12,269,143      23.53%      24.03%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
            2013                       0.60%      0.90%      11.85      12.05       24,212          290,109       7.95%       8.28%
            2012                       0.60%      0.90%      10.97      11.13       14,031          154,732       7.57%       7.89%
            2011                       0.60%      0.90%      10.20      10.31       21,509          220,860       0.34%       0.64%
            2010                       0.60%      0.90%      10.17      10.25       26,206          267,561      10.47%      10.80%
            2009                       0.60%      0.90%       9.20       9.25       13,111          121,234      23.29%      23.66%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
            2013                       0.50%      0.90%      11.72      11.99      110,842        1,313,121      10.14%      10.58%
            2012                       0.50%      0.90%      10.65      10.84       98,430        1,054,519       7.41%       7.84%
            2011                       0.50%      0.90%       9.91      10.02       72,788          725,898      -0.70%      -0.41%
            2010                       0.60%      0.90%       9.98      10.06       42,332          424,453      11.03%      11.36%
            2009                       0.60%      0.90%       8.99       9.03       43,141          388,963      24.53%      24.91%
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
            2013                       0.60%      0.90%      11.56      11.76       68,442          798,589      12.73%      13.06%
            2012                       0.60%      0.90%      10.25      10.40       81,642          844,003       6.93%       7.25%
            2011                       0.60%      0.90%       9.59       9.69       50,758          490,450      -1.46%      -1.16%
            2010                       0.60%      0.90%       9.73       9.81       37,079          362,955      11.54%      11.87%
            2009                       0.60%      0.90%       8.72       8.77       22,578          197,811      26.80%      27.18%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
            2013                       0.60%      0.90%      11.25      11.44       70,679          802,585      15.49%      15.84%
            2012                       0.60%      0.90%       9.74       9.88       93,735          921,573       6.16%       6.48%
            2011                       0.60%      0.90%       9.18       9.28       16,470          152,219      -2.34%      -2.05%
            2010                       0.60%      0.90%       9.40       9.47       15,310          144,531      12.65%      12.99%
            2009                       0.60%      0.90%       8.34       8.38        8,964           75,078      29.78%      30.17%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
            2013                       0.50%      0.90%      13.26      13.57      315,232        4,211,927       8.77%       9.20%
            2012                       0.50%      0.90%      12.20      12.42      319,229        3,921,313       8.79%       9.23%
            2011                       0.50%      0.90%      11.21      11.37      539,984        6,096,648       2.75%       3.17%
            2010                       0.50%      0.90%      10.91      11.02      262,346        2,877,305       9.51%       9.95%
            2009                       0.50%      0.90%       9.96      10.03      195,931        1,957,130      23.73%      24.23%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
            2013                       0.50%      0.90%      11.53      11.80    1,112,344       13,021,721      12.53%      12.98%
            2012                       0.50%      0.90%      10.25      10.44      753,416        7,809,955       8.17%       8.60%
            2011                       0.50%      0.90%       9.48       9.61      856,771        8,191,454      -0.90%      -0.50%
            2010                       0.50%      0.90%       9.56       9.66      815,253        7,845,145      11.71%      12.16%
            2009                       0.50%      0.90%       8.56       8.62      691,999        5,945,463      27.87%      28.39%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
            2013                       0.50%      0.90%      12.42      12.70    1,034,946       13,035,612      10.85%      11.30%
            2012                       0.50%      0.90%      11.21      11.41    1,476,455       16,729,548       8.61%       9.04%
            2011                       0.50%      0.90%      10.32      10.47    1,283,271       13,353,268       0.26%       0.66%
            2010                       0.50%      0.90%      10.29      10.40    1,605,545       16,627,390      10.96%      11.40%
            2009                       0.50%      0.90%       9.27       9.33    1,414,652       13,168,211      26.89%      27.40%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION SERVICE CLASS
            2013      1.88%
            2012      2.22%
            2011      6.00%
            2010      1.52%
            2009      2.44%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2013      1.41%
            2012      0.75%
            2011      0.71%
            2010      0.62%
            2009      0.77%
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
            2013      0.46%
            2012      0.00%
            2011      0.00%
            2010      0.08%
            2009      0.55%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
            2013      1.40%
            2012      2.19%
            2011      0.71%
            2010      1.33%
            2009      0.77%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
            2013      1.23%
            2012      2.08%
            2011      1.00%
            2010      1.09%
            2009      2.62%
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
            2013      1.45%
            2012      2.26%
            2011      0.74%
            2010      0.90%
            2009      1.81%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
            2013      1.65%
            2012      3.62%
            2011      0.60%
            2010      1.25%
            2009      1.46%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
            2013      1.99%
            2012      3.52%
            2011      2.53%
            2010      3.98%
            2009      4.55%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
            2013      1.97%
            2012      2.53%
            2011      1.95%
            2010      2.95%
            2009      4.82%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
            2013      1.61%
            2012      3.36%
            2011      1.50%
            2010      3.15%
            2009      4.65%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A


                                   MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                    MINIMUM    MAXIMUM
                   COMMENCEMENT    FEE        FEE        UNIT       UNIT       UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)         RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2013                       0.50%      0.90%    $ 11.50   $  27.43    2,261,147  $    34,565,963      12.59%      13.05%
            2012                       0.50%      0.90%      10.18      24.26    2,423,521       32,668,162      18.33%      18.80%
            2011                       0.50%      0.90%       8.58      20.42    2,702,501       30,732,612     -10.68%     -10.32%
            2010                       0.50%      0.90%       9.58      22.77    2,948,994       37,421,385      12.09%      12.54%
            2009                       0.50%      0.90%       8.52      20.24    3,181,035       36,021,121      34.63%      35.17%
LVIP MFS VALUE STANDARD CLASS
            2013                       0.50%      0.90%      20.75      63.86    1,194,951       52,142,269      34.74%      35.28%
            2012                       0.50%      0.90%      15.35      47.40    1,350,974       43,692,936      15.29%      15.75%
            2011                       0.50%      0.90%      13.28      41.11    1,489,829       42,075,625      -1.00%      -0.60%
            2010                       0.50%      0.90%      13.37      41.53    1,656,457       47,777,979      10.59%      11.03%
            2009                       0.50%      0.90%      12.05      37.55    1,820,648       47,936,327      19.88%      20.36%
LVIP MID-CAP VALUE STANDARD CLASS
            2013                       0.50%      0.90%      21.79      35.60      883,097       22,997,831      32.95%      33.49%
            2012                       0.50%      0.90%      16.34      26.67      916,185       17,963,616      23.01%      23.50%
            2011                       0.50%      0.90%      13.24      21.60    1,056,319       16,855,455     -10.13%      -9.77%
            2010                       0.50%      0.90%      14.69      23.94    1,272,407       22,628,485      22.79%      23.28%
            2009                       0.50%      0.90%      11.93      19.42    1,291,916       18,709,025      41.17%      41.73%
LVIP MONEY MARKET STANDARD CLASS
            2013                       0.50%      0.90%      11.01      22.40    1,864,898       26,732,030      -0.87%      -0.47%
            2012                       0.50%      0.90%      11.08      22.53    2,462,094       39,038,913      -0.87%      -0.47%
            2011                       0.50%      0.90%      11.14      22.66    2,490,131       39,256,990      -0.87%      -0.47%
            2010                       0.50%      0.90%      11.21      22.79    2,850,662       42,629,683      -0.85%      -0.45%
            2009                       0.50%      0.90%      11.27      22.92    3,264,665       49,670,468      -0.60%      -0.20%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
            2013                       0.50%      0.90%      10.05      10.28      186,204        1,897,754       8.82%       9.26%
            2012                       0.50%      0.90%       9.24       9.41      157,961        1,476,606      10.15%      10.60%
            2011                       0.50%      0.90%       8.39       8.51      214,923        1,818,777      -0.68%      -0.28%
            2010                       0.50%      0.90%       8.44       8.53      228,613        1,942,586       7.76%       8.19%
            2009                       0.50%      0.90%       7.83       7.89      198,225        1,559,543      29.62%      30.14%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2013                       0.50%      0.90%      14.46      33.04    6,501,500      138,426,653      30.82%      31.34%
            2012                       0.50%      0.90%      11.02      25.15    7,239,287      118,656,941      14.61%      15.07%
            2011                       0.50%      0.90%       9.59      21.86    9,147,283      126,423,426       0.94%       1.34%
            2010                       0.50%      0.90%       9.47      21.57   10,062,279      138,590,973      13.70%      14.15%
            2009                       0.50%      0.90%       8.30      18.89   11,034,253      133,203,313      24.98%      25.48%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
            2013                       0.50%      0.90%      18.09      73.14      971,978       49,892,188      36.67%      37.22%
            2012                       0.50%      0.90%      13.19      53.36    1,064,885       39,765,042      14.86%      15.32%
            2011                       0.50%      0.90%      11.45      46.32    1,175,547       38,687,578      -5.42%      -5.04%
            2010                       0.50%      0.90%      12.07      48.82    1,356,943       48,146,662      25.06%      25.56%
            2009                       0.50%      0.90%       9.62      38.92    1,455,138       41,204,060      24.89%      25.39%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2013                       0.50%      0.90%      10.50      38.88    2,368,394       63,333,507      37.80%      38.35%
            2012                       0.50%      0.90%       7.60      28.21    2,616,318       51,552,336      17.25%      17.72%
            2011                       0.50%      0.90%       6.46      24.06    2,874,659       48,818,420      -2.53%      -2.14%
            2010                       0.50%      0.90%       6.61      24.69    3,215,809       57,089,750      15.69%      16.15%
            2009                       0.50%      0.90%       5.70      21.34    3,586,216       54,753,462      41.80%      42.37%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
            2013                       0.50%      0.90%      19.38     105.48    1,572,889       88,211,867      18.85%      19.33%
            2012                       0.50%      0.90%      16.26      88.48    1,646,527       80,847,434      20.13%      20.61%
            2011                       0.50%      0.90%      13.49      73.44    1,802,736       75,197,128      -3.96%      -3.58%
            2010                       0.50%      0.90%      14.01      76.24    1,990,038       87,216,247       5.61%       6.04%
            2009                       0.50%      0.90%      13.22      71.97    2,209,075       92,141,102      26.96%      27.47%
MFS VIT RESEARCH INITIAL CLASS
            2013                       0.60%      0.90%      14.42      22.05      683,110       12,909,859      31.10%      31.49%
            2012                       0.60%      0.90%      10.96      16.82      769,596       11,062,150      16.22%      16.57%
            2011                       0.60%      0.90%       9.40      14.47      842,852       10,420,688      -1.34%      -1.05%
            2010                       0.60%      0.90%       9.50      14.67      940,023       11,820,802      14.86%      15.20%
            2009                       0.60%      0.90%       8.25      12.77    1,060,974       11,602,672      29.38%      29.76%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2013      0.80%
            2012      0.73%
            2011      2.80%
            2010      0.77%
            2009      0.90%
LVIP MFS VALUE STANDARD CLASS
            2013      1.65%
            2012      1.18%
            2011      1.34%
            2010      1.22%
            2009      1.41%
LVIP MID-CAP VALUE STANDARD CLASS
            2013      0.23%
            2012      0.36%
            2011      0.00%
            2010      0.26%
            2009      0.51%
LVIP MONEY MARKET STANDARD CLASS
            2013      0.02%
            2012      0.03%
            2011      0.03%
            2010      0.05%
            2009      0.30%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
            2013      2.17%
            2012      3.15%
            2011      1.24%
            2010      1.20%
            2009      5.04%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2013      1.52%
            2012      0.88%
            2011      0.87%
            2010      1.13%
            2009      1.38%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
            2013      0.78%
            2012      0.67%
            2011      0.33%
            2010      0.54%
            2009      0.73%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
            2013      1.32%
            2012      1.93%
            2011      2.05%
            2010      1.79%
            2009      1.85%
MFS VIT RESEARCH INITIAL CLASS
            2013      0.32%
            2012      0.79%
            2011      0.85%
            2010      0.93%
            2009      1.50%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A


                                   MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                    MINIMUM    MAXIMUM
                   COMMENCEMENT    FEE        FEE        UNIT       UNIT       UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)         RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT UTILITIES INITIAL CLASS
            2013                       0.50%      0.90%    $ 25.90   $  42.78    1,101,927  $    36,515,849      19.44%      19.92%
            2012                       0.50%      0.90%      21.62      35.68    1,204,541       33,530,575      12.47%      12.92%
            2011                       0.50%      0.90%      19.17      31.60    1,325,194       32,753,641       5.83%       6.25%
            2010                       0.50%      0.90%      18.06      29.74    1,387,653       32,462,599      12.79%      13.24%
            2009                       0.50%      0.90%      15.96      26.26    1,566,129       32,418,283      32.02%      32.55%
PIMCO VIT TOTAL RETURN ADMINISTRATIVE CLASS
            2013                       0.50%      0.90%      16.50      45.84    4,282,166       80,946,745      -2.84%      -2.45%
            2012                       0.50%      0.90%      16.94      47.04    4,765,679       92,469,334       8.62%       9.06%
            2011                       0.50%      0.90%      15.54      43.18    4,794,332       85,441,702       2.68%       3.09%
            2010                       0.50%      0.90%      15.09      41.92    5,163,630       89,765,744       7.15%       7.58%
            2009                       0.50%      0.90%      14.04      39.01    5,414,974       87,880,730      13.05%      13.50%
PROFUND VP ASIA 30
            2013                       0.50%      0.90%      19.18      32.09      407,991        8,578,681      13.94%      14.40%
            2012                       0.50%      0.90%      16.78      28.05      419,520        7,736,039      14.44%      14.90%
            2011                       0.50%      0.90%      14.62      24.41      480,796        7,703,961     -27.65%     -27.36%
            2010                       0.50%      0.90%      20.14      33.61      650,248       14,424,210      12.89%      13.34%
            2009                       0.50%      0.90%      17.79      29.65      649,859       12,766,982      52.82%      53.43%
PROFUND VP EUROPE 30
            2013                       0.50%      0.90%      14.34      25.04      263,504        4,128,058      20.55%      21.03%
            2012                       0.50%      0.90%      11.90      20.69      237,379        3,088,162      15.55%      16.01%
            2011                       0.50%      0.90%      10.29      17.83      257,684        2,862,784      -9.70%      -9.34%
            2010                       0.50%      0.90%      11.40      19.67      270,396        3,292,439       1.71%       2.12%
            2009                       0.50%      0.90%      11.21      19.26      273,150        3,260,622      31.11%      31.64%
PROFUND VP FINANCIALS
            2013                       0.50%      0.90%       9.42      16.29      515,964        4,927,750      30.89%      31.42%
            2012                       0.50%      0.90%       7.18      12.40      335,494        2,445,821      23.61%      24.11%
            2011                       0.50%      0.90%       5.79       9.99      397,429        2,336,849     -14.60%     -14.26%
            2010                       0.50%      0.90%       6.76      11.65      401,769        2,771,545       9.94%      10.38%
            2009                       0.50%      0.90%       6.13      10.55      428,750        2,692,857      13.98%      14.44%
PROFUND VP HEALTH CARE
            2013                       0.50%      0.90%      18.73      38.39      299,912        5,752,813      38.51%      39.06%
            2012                       0.50%      0.90%      13.53      27.61      240,614        3,341,236      16.35%      16.82%
            2011                       0.50%      0.90%      11.63      23.63      280,907        3,333,036       9.12%       9.56%
            2010                       0.50%      0.90%      10.65      21.57      267,970        2,903,293       1.92%       2.33%
            2009                       0.50%      0.90%      10.45      21.08      302,227        3,202,957      18.48%      18.96%
PROFUND VP LARGE-CAP GROWTH
            2013                       0.60%      0.90%      16.28      17.31      155,899        2,560,785      29.49%      29.88%
            2012                       0.60%      0.90%      12.57      13.33       93,550        1,194,465      11.71%      12.04%
            2011                       0.50%      0.90%      11.25      23.01       98,491        1,124,181       2.20%       2.61%
            2010                       0.50%      0.90%      11.01      22.43       65,752          736,548      12.17%      12.62%
            2009                       0.50%      0.90%       9.81      19.91       80,528          803,664      28.57%      29.09%
PROFUND VP LARGE-CAP VALUE
            2013                       0.60%      0.90%      13.77      15.74       97,629        1,463,934      28.73%      29.12%
            2012                       0.60%      0.90%      10.67      12.19       85,476          988,942      14.39%      14.73%
            2011                       0.50%      0.90%       9.30      17.87       94,787          958,053      -2.16%      -1.77%
            2010                       0.50%      0.90%       9.48      18.20       63,387          671,587      11.88%      12.33%
            2009                       0.50%      0.90%       8.44      16.20       60,409          563,287      18.40%      18.87%
PROFUND VP RISING RATES OPPORTUNITY
            2013                       0.50%      0.90%       3.63       8.04      426,021        1,570,615      15.43%      15.90%
            2012                       0.50%      0.90%       3.15       6.94      507,525        1,611,165      -7.77%      -7.40%
            2011                       0.50%      0.90%       3.41       7.49      266,824          925,062     -38.06%     -37.81%
            2010                       0.50%      0.90%       5.49      12.04      226,602        1,265,125     -16.78%     -16.44%
            2009                       0.50%      0.90%       6.58      14.41      285,850        1,912,437      31.00%      31.52%
PROFUND VP SMALL-CAP GROWTH
            2013                       0.50%      0.90%      21.18      36.58      111,100        2,402,005      39.17%      39.72%
            2012                       0.50%      0.90%      15.17      26.18      113,818        1,767,440      11.48%      11.92%
            2011                       0.50%      0.90%      13.57      23.39      231,582        3,205,902       0.37%       0.78%
            2010                       0.50%      0.90%      13.48      23.21      146,835        2,029,232      24.60%      25.10%
            2009                       0.50%      0.90%      10.78      18.55      161,504        1,787,421      25.04%      25.54%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT UTILITIES INITIAL CLASS
            2013      2.30%
            2012      6.71%
            2011      3.18%
            2010      3.22%
            2009      5.06%
PIMCO VIT TOTAL RETURN ADMINISTRATIVE CLASS
            2013      2.19%
            2012      2.57%
            2011      2.62%
            2010      2.42%
            2009      5.29%
PROFUND VP ASIA 30
            2013      0.06%
            2012      0.00%
            2011      0.04%
            2010      0.08%
            2009      0.98%
PROFUND VP EUROPE 30
            2013      1.63%
            2012      3.40%
            2011      0.98%
            2010      1.66%
            2009      2.82%
PROFUND VP FINANCIALS
            2013      0.37%
            2012      0.14%
            2011      0.00%
            2010      0.28%
            2009      1.93%
PROFUND VP HEALTH CARE
            2013      0.36%
            2012      0.36%
            2011      0.24%
            2010      0.32%
            2009      0.60%
PROFUND VP LARGE-CAP GROWTH
            2013      0.25%
            2012      0.11%
            2011      0.00%
            2010      0.11%
            2009      0.00%
PROFUND VP LARGE-CAP VALUE
            2013      1.07%
            2012      1.22%
            2011      1.35%
            2010      0.93%
            2009      1.33%
PROFUND VP RISING RATES OPPORTUNITY
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.56%
PROFUND VP SMALL-CAP GROWTH
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A


                                   MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                    MINIMUM    MAXIMUM
                   COMMENCEMENT    FEE        FEE        UNIT       UNIT       UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)         RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
            2013                       0.50%      0.90%    $ 19.25   $  31.91       75,571  $     1,499,177      36.44%      36.99%
            2012                       0.50%      0.90%      14.06      23.30       74,015        1,081,123      15.12%      15.58%
            2011                       0.50%      0.90%      12.18      20.16      153,835        1,934,276      -4.96%      -4.58%
            2010                       0.50%      0.90%      12.78      21.12       74,347          988,619      21.01%      21.49%
            2009                       0.50%      0.90%      10.53      17.39       82,005          900,704      19.32%      19.80%
PROFUND VP TECHNOLOGY
            2013                       0.50%      0.90%      15.82      34.51      264,123        4,364,627      24.07%      24.57%
            2012                       0.50%      0.90%      12.75      27.70      267,198        3,543,907       9.32%       9.76%
            2011                       0.50%      0.90%      11.66      25.24      316,077        3,834,574      -2.25%      -1.86%
            2010                       0.50%      0.90%      11.93      25.72      356,156        4,387,305       9.74%      10.18%
            2009                       0.50%      0.90%      10.87      23.34      466,937        5,240,450      59.98%      60.62%
PROFUND VP U.S. GOVERNMENT PLUS
            2013                       0.50%      0.90%      15.33      30.22      140,671        2,218,823     -19.84%     -19.51%
            2012                       0.50%      0.90%      19.06      37.54      146,640        2,867,690       0.07%       0.47%
            2011                       0.50%      0.90%      18.99      37.37      225,488        4,382,522      42.23%      42.80%
            2010                       0.50%      0.90%      13.31      26.17      184,658        2,526,275       9.13%       9.57%
            2009                       0.50%      0.90%      12.16      23.88      165,344        2,071,691     -33.22%     -32.95%
T. ROWE PRICE MID-CAP GROWTH CLASS II
            2013                       0.60%      0.90%      28.42      29.61      165,726        4,812,958      35.18%      35.58%
            2012                       0.60%      0.90%      21.03      21.84      187,190        4,014,763      12.60%      12.94%
            2011                       0.60%      0.90%      18.67      19.34      203,800        3,870,794      -2.40%      -2.11%
            2010                       0.60%      0.90%      19.13      19.76      234,796        4,558,419      26.63%      27.01%
            2009                       0.60%      0.90%      15.11      15.55      276,510        4,232,581      44.06%      44.50%
VANGUARD VIF MID-CAP INDEX
            2013                       0.50%      0.90%      23.43      36.33    1,022,374       25,748,887      33.72%      34.26%
            2012                       0.50%      0.90%      17.47      27.06    1,057,190       19,879,932      14.78%      15.24%
            2011                       0.50%      0.90%      15.17      23.48    1,148,812       18,784,664      -2.92%      -2.53%
            2010                       0.50%      0.90%      15.58      24.09    1,300,397       21,875,546      24.25%      24.74%
            2009                       0.50%      0.90%      12.50      19.31    1,403,931       19,023,224      39.11%      39.67%
VANGUARD VIF REIT INDEX
            2013                       0.50%      0.90%      19.84      26.88    1,005,981       24,445,116       1.41%       1.82%
            2012                       0.50%      0.90%      19.50      26.40    1,116,052       26,332,032      16.41%      16.87%
            2011                       0.50%      0.90%      16.70      22.59    1,216,744       24,723,274       7.47%       7.90%
            2010                       0.50%      0.90%      15.49      20.94    1,389,801       26,123,802      27.10%      27.61%
            2009                       0.50%      0.90%      12.15      16.41    1,304,881       19,862,406      27.99%      28.50%
VANGUARD VIF SMALL COMPANY GROWTH
            2013                       0.50%      0.90%      24.33      41.80      824,943       21,527,841      45.23%      45.81%
            2012                       0.50%      0.90%      16.70      28.67      878,098       15,730,894      13.62%      14.08%
            2011                       0.50%      0.90%      14.65      25.13      950,623       14,973,829       0.45%       0.85%
            2010                       0.50%      0.90%      14.55      24.92    1,135,981       17,705,694      30.61%      31.13%
            2009                       0.50%      0.90%      11.10      19.00    1,086,101       13,025,186      38.13%      38.68%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
            2013      0.16%
            2012      0.00%
            2011      0.00%
            2010      0.11%
            2009      0.29%
PROFUND VP TECHNOLOGY
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
PROFUND VP U.S. GOVERNMENT PLUS
            2013      0.26%
            2012      0.00%
            2011      0.14%
            2010      0.45%
            2009      0.05%
T. ROWE PRICE MID-CAP GROWTH CLASS II
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
VANGUARD VIF MID-CAP INDEX
            2013      1.17%
            2012      1.15%
            2011      1.11%
            2010      0.98%
            2009      1.86%
VANGUARD VIF REIT INDEX
            2013      2.03%
            2012      1.95%
            2011      1.80%
            2010      2.71%
            2009      5.10%
VANGUARD VIF SMALL COMPANY GROWTH
            2013      0.66%
            2012      0.23%
            2011      0.19%
            2010      0.34%
            2009      1.05%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.


4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                         AGGREGATE      AGGREGATE
                                                                                                         COST OF        PROCEEDS
SUBACCOUNT                                                                                               PURCHASES      FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
American Century VP International Class I                                                              $     862,611  $    2,411,877
American Century VP Value Class II                                                                         1,984,375       2,256,697
American Funds Growth Class 2                                                                              3,009,434       5,698,581
American Funds Growth-Income Class 2                                                                       1,186,738       4,728,676
Delaware VIP High Yield Standard Class                                                                     8,484,263       6,377,970
DWS Small Cap Index VIP Class B                                                                            1,179,402       2,287,592
Fidelity VIP Contrafund Initial Class                                                                      2,501,031       9,847,993
Fidelity VIP Equity-Income Initial Class                                                                   4,062,146       4,161,854
Fidelity VIP Growth Initial Class                                                                          1,085,011       4,517,938
Fidelity VIP High Income Initial Class                                                                        26,852          37,506
Fidelity VIP Investment Grade Bond Service Class 2                                                         2,596,779       3,121,738
Fidelity VIP Mid Cap Service Class 2                                                                       5,165,961       3,072,037
FTVIPT Franklin Small Cap Value Securities Class 2                                                         2,299,741       3,165,746
FTVIPT Templeton Foreign Securities Class 1                                                                2,976,592       7,172,402
FTVIPT Templeton Foreign Securities Class 2                                                                1,683,484       2,324,658
Goldman Sachs VIT Strategic Growth Institutional Class                                                     1,020,267       1,535,082
LVIP Capital Growth Standard Class                                                                           371,728      11,850,755
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                                        619,095       1,378,208
LVIP Delaware Bond Service Class                                                                           1,032,731       3,765,877
LVIP Delaware Foundation Conservative Allocation Service Class                                             1,959,610       3,755,925
LVIP Delaware Growth and Income Service Class                                                              1,409,699       2,370,771
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                               234,632       1,801,530
LVIP Managed Risk Profile 2010 Standard Class                                                                318,107         201,248
LVIP Managed Risk Profile 2020 Standard Class                                                                731,212         602,119
LVIP Managed Risk Profile 2030 Standard Class                                                                296,956         424,755
LVIP Managed Risk Profile 2040 Standard Class                                                                522,217         722,531
LVIP Managed Risk Profile Conservative Standard Class                                                      1,196,314       1,137,732
LVIP Managed Risk Profile Growth Standard Class                                                            4,477,702         490,377
LVIP Managed Risk Profile Moderate Standard Class                                                          2,711,905       7,682,099
LVIP MFS International Growth Standard Class                                                               1,046,131       3,164,952
LVIP MFS Value Standard Class                                                                              1,168,963       6,573,048
LVIP Mid-Cap Value Standard Class                                                                          2,342,179       3,152,179
LVIP Money Market Standard Class                                                                          28,731,573      33,840,562
LVIP SSgA Global Tactical Allocation RPM Standard Class                                                      513,125         215,557
LVIP SSgA S&P 500 Index Standard Class                                                                     4,352,029      20,914,597
LVIP SSgA Small-Cap Index Standard Class                                                                   1,778,042       5,406,690
LVIP T. Rowe Price Growth Stock Standard Class                                                               806,004       7,804,019
LVIP Templeton Growth RPM Standard Class                                                                   1,922,691       8,821,866
MFS VIT Research Initial Class                                                                               131,062       1,576,559
MFS VIT Utilities Initial Class                                                                            2,891,742       4,985,687
PIMCO VIT Total Return Administrative Class                                                                7,269,049      14,435,449
ProFund VP Asia 30                                                                                         2,190,720       2,410,310
ProFund VP Europe 30                                                                                       2,057,462       1,696,293
ProFund VP Financials                                                                                      3,734,481       2,348,400
ProFund VP Health Care                                                                                     3,559,099       3,259,735
ProFund VP Large-Cap Growth                                                                                2,836,793       1,982,028

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A


                                                                                                         AGGREGATE      AGGREGATE
                                                                                                         COST OF        PROCEEDS
SUBACCOUNT                                                                                               PURCHASES      FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value                                                                             $   1,319,805  $    1,287,451
ProFund VP Rising Rates Opportunity                                                                        1,327,574       1,579,792
ProFund VP Small-Cap Growth                                                                                1,554,157       2,647,371
ProFund VP Small-Cap Value                                                                                 1,658,026       1,687,296
ProFund VP Technology                                                                                      1,212,918       2,740,359
ProFund VP U.S. Government Plus                                                                              858,552         833,978
T. Rowe Price Mid-Cap Growth Class II                                                                        486,321         669,241
Vanguard VIF Mid-Cap Index                                                                                 5,954,113       6,913,391
Vanguard VIF REIT Index                                                                                    3,414,302       4,720,279
Vanguard VIF Small Company Growth                                                                          3,335,234       3,139,571


5. INVESTMENTS

The following is a summary of investments owned at December 31, 2013:


                                                                                              NET
                                                                                  SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                                        OWNED       VALUE     OF SHARES     COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
American Century VP International Class I                                         1,617,098  $ 10.74  $   17,367,632  $  13,546,898
American Century VP Value Class II                                                1,539,126     8.46      13,021,007      9,924,948
American Funds Growth Class 2                                                       652,793    77.94      50,878,720     34,067,771
American Funds Growth-Income Class 2                                                709,920    50.40      35,779,957     25,176,088
Delaware VIP High Yield Standard Class                                            1,821,674     6.19      11,276,162     10,563,701
DWS Small Cap Index VIP Class B                                                     804,094    17.68      14,216,387      9,781,545
Fidelity VIP Contrafund Initial Class                                             2,708,434    34.35      93,034,705     67,509,232
Fidelity VIP Equity-Income Initial Class                                          1,706,327    23.29      39,740,358     35,968,339
Fidelity VIP Growth Initial Class                                                   666,804    57.14      38,101,180     24,208,918
Fidelity VIP High Income Initial Class                                               75,855     5.80         439,957        580,175
Fidelity VIP Investment Grade Bond Service Class 2                                1,944,792    12.09      23,512,530     24,547,349
Fidelity VIP Mid Cap Service Class 2                                                834,931    35.60      29,723,554     24,769,982
FTVIPT Franklin Small Cap Value Securities Class 2                                  771,824    24.07      18,577,811     12,059,114
FTVIPT Templeton Foreign Securities Class 1                                       2,702,210    17.56      47,450,802     40,004,615
FTVIPT Templeton Foreign Securities Class 2                                       1,491,629    17.24      25,715,690     20,452,550
Goldman Sachs VIT Strategic Growth Institutional Class                              429,513    17.64       7,576,604      5,161,942
LVIP Capital Growth Standard Class                                                2,849,889    37.74     107,549,100     65,389,190
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                               752,301    13.64      10,258,377      8,073,882
LVIP Delaware Bond Service Class                                                  1,153,473    13.47      15,532,672     16,111,129
LVIP Delaware Foundation Conservative Allocation Service Class                    2,280,366    15.26      34,793,832     36,681,230
LVIP Delaware Growth and Income Service Class                                       600,451    42.11      25,283,211     20,598,576
LVIP JPMorgan Mid Cap Value RPM Standard Class                                      916,701    14.56      13,350,830     10,021,627
LVIP Managed Risk Profile 2010 Standard Class                                        23,967    12.11         290,115        275,998
LVIP Managed Risk Profile 2020 Standard Class                                       110,893    11.83       1,311,757      1,183,267
LVIP Managed Risk Profile 2030 Standard Class                                        66,918    11.93         798,605        704,748
LVIP Managed Risk Profile 2040 Standard Class                                        69,652    11.52         802,601        748,407
LVIP Managed Risk Profile Conservative Standard Class                               309,184    13.62       4,212,016      3,759,334
LVIP Managed Risk Profile Growth Standard Class                                     973,531    13.29      12,938,233     11,003,727
LVIP Managed Risk Profile Moderate Standard Class                                   949,660    13.82      13,119,559     11,270,996
LVIP MFS International Growth Standard Class                                      2,372,429    14.58      34,590,017     27,256,504
LVIP MFS Value Standard Class                                                     1,513,760    34.53      52,264,093     30,040,439
LVIP Mid-Cap Value Standard Class                                                 1,084,852    21.27      23,078,051     14,061,952
LVIP Money Market Standard Class                                                  2,673,613    10.00      26,736,132     26,736,126
LVIP SSgA Global Tactical Allocation RPM Standard Class                             161,048    11.78       1,897,788      1,674,650
LVIP SSgA S&P 500 Index Standard Class                                           10,446,125    13.26     138,505,175     89,785,584
LVIP SSgA Small-Cap Index Standard Class                                          1,866,898    26.72      49,887,249     30,517,443
LVIP T. Rowe Price Growth Stock Standard Class                                    2,211,706    28.68      63,433,937     40,993,716
LVIP Templeton Growth RPM Standard Class                                          2,593,374    34.02      88,229,186     61,015,346
MFS VIT Research Initial Class                                                      449,177    28.74      12,909,334      7,964,518
MFS VIT Utilities Initial Class                                                   1,146,065    31.88      36,536,551     28,328,629
PIMCO VIT Total Return Administrative Class                                       7,372,296    10.98      80,947,806     80,417,907
ProFund VP Asia 30                                                                  153,368    55.98       8,585,548      8,497,984

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A


                                                                                              NET
                                                                                  SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                                        OWNED       VALUE     OF SHARES     COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Europe 30                                                                159,627  $ 25.87  $    4,129,542  $   3,680,872
ProFund VP Financials                                                               176,118    27.98       4,927,794      4,020,122
ProFund VP Health Care                                                              113,301    51.70       5,857,670      4,330,025
ProFund VP Large-Cap Growth                                                          50,460    50.75       2,560,843      2,180,064
ProFund VP Large-Cap Value                                                           41,665    35.13       1,463,698      1,146,546
ProFund VP Rising Rates Opportunity                                                 197,129     8.13       1,602,655      1,734,559
ProFund VP Small-Cap Growth                                                          55,836    43.02       2,402,056      1,792,139
ProFund VP Small-Cap Value                                                           35,882    41.78       1,499,158      1,129,318
ProFund VP Technology                                                               190,628    22.91       4,367,299      3,401,244
ProFund VP U.S. Government Plus                                                     125,287    17.71       2,218,828      2,793,560
T. Rowe Price Mid-Cap Growth Class II                                               178,314    26.99       4,812,705      3,767,147
Vanguard VIF Mid-Cap Index                                                        1,239,676    20.77      25,748,063     19,016,789
Vanguard VIF REIT Index                                                           2,059,713    11.87      24,448,797     24,034,335
Vanguard VIF Small Company Growth                                                   800,286    26.90      21,527,707     13,971,485


6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                                UNITS      UNITS        NET INCREASE
SUBACCOUNT                                                                                      ISSUED     REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
American Century VP International Class I                                                         41,930     (160,379)    (118,449)
American Century VP Value Class II                                                               101,297     (123,799)     (22,502)
American Funds Growth Class 2                                                                    139,960     (260,568)    (120,608)
American Funds Growth-Income Class 2                                                              47,667     (241,259)    (193,592)
Delaware VIP High Yield Standard Class                                                           505,582     (435,187)      70,395
DWS Small Cap Index VIP Class B                                                                   26,752     (114,608)     (87,856)
Fidelity VIP Contrafund Initial Class                                                             70,240     (317,589)    (247,349)
Fidelity VIP Equity-Income Initial Class                                                          39,146     (213,061)    (173,915)
Fidelity VIP Growth Initial Class                                                                 62,143     (306,270)    (244,127)
Fidelity VIP High Income Initial Class                                                                71       (1,703)      (1,632)
Fidelity VIP Investment Grade Bond Service Class 2                                               121,895     (202,226)     (80,331)
Fidelity VIP Mid Cap Service Class 2                                                              57,262     (101,055)     (43,793)
FTVIPT Franklin Small Cap Value Securities Class 2                                                72,488     (123,015)     (50,527)
FTVIPT Templeton Foreign Securities Class 1                                                       60,421     (223,665)    (163,244)
FTVIPT Templeton Foreign Securities Class 2                                                       73,961     (140,065)     (66,104)
Goldman Sachs VIT Strategic Growth Institutional Class                                            56,519     (120,571)     (64,052)
LVIP Capital Growth Standard Class                                                                21,990     (354,085)    (332,095)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                             32,873      (93,965)     (61,092)
LVIP Delaware Bond Service Class                                                                  41,064     (202,222)    (161,158)
LVIP Delaware Foundation Conservative Allocation Service Class                                    38,533     (137,756)     (99,223)
LVIP Delaware Growth and Income Service Class                                                     43,525     (170,805)    (127,280)
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                    10,151      (83,092)     (72,941)
LVIP Managed Risk Profile 2010 Standard Class                                                     27,146      (16,965)      10,181
LVIP Managed Risk Profile 2020 Standard Class                                                     64,246      (51,834)      12,412
LVIP Managed Risk Profile 2030 Standard Class                                                     25,866      (39,066)     (13,200)
LVIP Managed Risk Profile 2040 Standard Class                                                     46,786      (69,842)     (23,056)
LVIP Managed Risk Profile Conservative Standard Class                                             83,141      (87,138)      (3,997)
LVIP Managed Risk Profile Growth Standard Class                                                  400,403      (41,475)     358,928
LVIP Managed Risk Profile Moderate Standard Class                                                213,664     (655,173)    (441,509)
LVIP MFS International Growth Standard Class                                                      61,251     (223,625)    (162,374)
LVIP MFS Value Standard Class                                                                     17,323     (173,346)    (156,023)
LVIP Mid-Cap Value Standard Class                                                                101,437     (134,525)     (33,088)
LVIP Money Market Standard Class                                                               1,339,918   (1,937,114)    (597,196)
LVIP SSgA Global Tactical Allocation RPM Standard Class                                           50,133      (21,890)      28,243
LVIP SSgA S&P 500 Index Standard Class                                                           147,544     (885,331)    (737,787)
LVIP SSgA Small-Cap Index Standard Class                                                          22,859     (115,766)     (92,907)
LVIP T. Rowe Price Growth Stock Standard Class                                                    46,014     (293,938)    (247,924)
LVIP Templeton Growth RPM Standard Class                                                          83,413     (157,051)     (73,638)
MFS VIT Research Initial Class                                                                     6,006      (92,492)     (86,486)
MFS VIT Utilities Initial Class                                                                   45,359     (147,973)    (102,614)

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A


                                                                                                 UNITS     UNITS        NET INCREASE
SUBACCOUNT                                                                                       ISSUED    REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Administrative Class                                                       283,422    (766,935)    (483,513)
ProFund VP Asia 30                                                                                117,290    (128,819)     (11,529)
ProFund VP Europe 30                                                                              152,733    (126,608)      26,125
ProFund VP Financials                                                                             461,293    (280,823)     180,470
ProFund VP Health Care                                                                            220,162    (160,864)      59,298
ProFund VP Large-Cap Growth                                                                       201,208    (138,859)      62,349
ProFund VP Large-Cap Value                                                                        105,469     (93,316)      12,153
ProFund VP Rising Rates Opportunity                                                               399,957    (481,461)     (81,504)
ProFund VP Small-Cap Growth                                                                        87,994     (90,712)      (2,718)
ProFund VP Small-Cap Value                                                                        104,830    (103,274)       1,556
ProFund VP Technology                                                                              90,896     (93,971)      (3,075)
ProFund VP U.S. Government Plus                                                                    40,849     (46,818)      (5,969)
T. Rowe Price Mid-Cap Growth Class II                                                               4,660     (26,124)     (21,464)
Vanguard VIF Mid-Cap Index                                                                        229,173    (263,989)     (34,816)
Vanguard VIF REIT Index                                                                            89,244    (199,315)    (110,071)
Vanguard VIF Small Company Growth                                                                  86,912    (140,067)     (53,155)

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                               UNITS      UNITS         NET INCREASE
SUBACCOUNT                                                                                     ISSUED     REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
American Century VP International Class I                                                        77,625      (184,857)     (107,232)
American Century VP Value Class II                                                              114,141       (66,762)       47,379
American Funds Growth Class 2                                                                    63,067      (302,886)     (239,819)
American Funds Growth-Income Class 2                                                             72,030      (276,367)     (204,337)
Delaware VIP High Yield Standard Class                                                          221,951      (295,767)      (73,816)
DWS Small Cap Index VIP Class B                                                                  22,156      (104,678)      (82,522)
Fidelity VIP Contrafund Initial Class                                                           148,841      (344,747)     (195,906)
Fidelity VIP Equity-Income Initial Class                                                        127,521      (308,435)     (180,914)
Fidelity VIP Growth Initial Class                                                                40,952      (333,768)     (292,816)
Fidelity VIP High Income Initial Class                                                                7        (1,835)       (1,828)
Fidelity VIP Investment Grade Bond Service Class 2                                              391,628      (296,627)       95,001
Fidelity VIP Mid Cap Service Class 2                                                             71,789      (130,595)      (58,806)
FTVIPT Franklin Small Cap Value Securities Class 2                                               29,561       (88,625)      (59,064)
FTVIPT Templeton Foreign Securities Class 1                                                      25,170      (209,510)     (184,340)
FTVIPT Templeton Foreign Securities Class 2                                                     114,911      (123,785)       (8,874)
Goldman Sachs VIT Strategic Growth Institutional Class                                          114,665       (90,241)       24,424
LVIP Capital Growth Standard Class                                                               50,308      (368,422)     (318,114)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                           136,379      (236,658)     (100,279)
LVIP Delaware Bond Service Class                                                                498,817      (309,106)      189,711
LVIP Delaware Foundation Conservative Allocation Service Class                                  112,281      (144,887)      (32,606)
LVIP Delaware Growth and Income Service Class                                                    60,398      (172,653)     (112,255)
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                   20,541       (83,028)      (62,487)
LVIP Managed Risk Profile 2010 Standard Class                                                    31,425       (38,903)       (7,478)
LVIP Managed Risk Profile 2020 Standard Class                                                    96,904       (71,262)       25,642
LVIP Managed Risk Profile 2030 Standard Class                                                    32,186        (1,302)       30,884
LVIP Managed Risk Profile 2040 Standard Class                                                    78,187          (922)       77,265
LVIP Managed Risk Profile Conservative Standard Class                                            50,998      (271,753)     (220,755)
LVIP Managed Risk Profile Growth Standard Class                                                 166,480      (269,835)     (103,355)
LVIP Managed Risk Profile Moderate Standard Class                                               454,610      (261,426)      193,184
LVIP MFS International Growth Standard Class                                                     67,131      (346,111)     (278,980)
LVIP MFS Value Standard Class                                                                    26,654      (165,509)     (138,855)
LVIP Mid-Cap Value Standard Class                                                                22,083      (162,217)     (140,134)
LVIP Money Market Standard Class                                                              1,420,851    (1,448,888)      (28,037)
LVIP SSgA Global Tactical Allocation RPM Standard Class                                          40,650       (97,612)      (56,962)
LVIP SSgA S&P 500 Index Standard Class                                                          439,140    (2,347,136)   (1,907,996)
LVIP SSgA Small-Cap Index Standard Class                                                         16,364      (127,026)     (110,662)
LVIP T. Rowe Price Growth Stock Standard Class                                                  106,399      (364,740)     (258,341)
LVIP Templeton Growth RPM Standard Class                                                         25,536      (181,745)     (156,209)
MFS VIT Research Initial Class                                                                   10,923       (84,179)      (73,256)
MFS VIT Utilities Initial Class                                                                  54,395      (175,048)     (120,653)
PIMCO VIT Total Return Administrative Class                                                   1,260,866    (1,289,519)      (28,653)

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A


                                                                                                UNITS     UNITS         NET INCREASE
SUBACCOUNT                                                                                      ISSUED    REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Asia 30                                                                                46,144     (107,420)      (61,276)
ProFund VP Europe 30                                                                              26,343      (46,648)      (20,305)
ProFund VP Financials                                                                            228,928     (290,863)      (61,935)
ProFund VP Health Care                                                                           118,932     (159,225)      (40,293)
ProFund VP Large-Cap Growth                                                                      433,347     (438,288)       (4,941)
ProFund VP Large-Cap Value                                                                       105,217     (114,528)       (9,311)
ProFund VP Rising Rates Opportunity                                                              335,582      (94,881)      240,701
ProFund VP Small-Cap Growth                                                                      204,962     (322,726)     (117,764)
ProFund VP Small-Cap Value                                                                        57,135     (136,955)      (79,820)
ProFund VP Technology                                                                            534,020     (582,899)      (48,879)
ProFund VP U.S. Government Plus                                                                   53,871     (132,719)      (78,848)
T. Rowe Price Mid-Cap Growth Class II                                                              7,143      (23,753)      (16,610)
Vanguard VIF Mid-Cap Index                                                                       236,657     (328,279)      (91,622)
Vanguard VIF REIT Index                                                                          145,660     (246,352)     (100,692)
Vanguard VIF Small Company Growth                                                                 62,927     (135,452)      (72,525)


7. SUBSEQUENT EVENT

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of The Lincoln National Life Insurance Company
     and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account JF-A

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account JF-A ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account JF-A at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 25, 2014

Part C - Ensemble II


Item 26:  Exhibits

(1) Resolution of Board of Directors of the Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984. (1)

(2)    N/A

(3) Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. (2).

(4)    Policy (3)
       Specimen Riders (4)

(a)    Waiver of Premium Disability Rider (5)
(b)    Accidental Death Benefit Rider (5)
(c)    Children's Term Insurance Rider (5)
(d)    Accelerated Benefits Rider (5)
(e)    Guaranteed Death Benefit Rider (5)
(f)    Guaranteed Insurability Option Rider (5)
(g)    Terminal Illness Accelerated Benefit Rider (5)
(h)    Extension of Maturity Date Rider (5)
(i)    Waiver of Specified Premium Rider (5)
(j)    Primary Insured Term Rider (5)
(k)    Other Insured Term Rider  (5)

(5)    Specimen Application (6)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company(7)
(b)    By-laws of The Lincoln National Life Insurance Company(8)

(7)    Reinsurance Contracts(5)

(8) Fund Participation Agreement between The Lincoln National Life Insurance Company and:

(a)    American Century Investment Variable Portfolios, Inc. (11)
(b)    American Funds Insurance Series(9)

(c)    Delaware VIP Trust(8)

(d)    DWS Investments VIT Funds(9)

(e)    Fidelity(R) Variable Insurance Products(8)

(f)    Franklin Templeton Variable Insurance Products Trust(14)
(g)    Goldman Sachs Variable Insurance Trust(9)

(h)    Lincoln Variable Insurance Products Trust(8)

(i)    MFS(R) Variable Insurance Trust(9)
(j)    PIMCO Variable Insurance Trust(11)
(k)    ProFunds VP(10)
(l)    T. Rowe Price Equity Series, Inc. (10)
(m)    Vanguard Variable Insurance Fund(10)

(9) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity of NewYork. (12)

(10)    N/A

(11)    Opinion and Consent of John L. Reizian, Esq.

(12)    N/A

(13)    N/A

(14)    Consent of Ernst & Young LLP, Independent Registered Public
       Accounting Firm.

(15)    N/A

(16)    N/A

(17)    Compliance Procedures (8)

--------

(1) Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form S-6 (File No.: 033-7734) filed on April 18, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 24 on Form S-6 (File No.: 333-61554) filed on December 18, 2007.

(3) Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form S-6 (File No: 033-7734) filed on April 17, 1996.

(4) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No.: 33-77496) filed on April 22, 1996.

(5) Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 28, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

(7)    Incorporated by reference to Pre-Effective Amendment No. 1 (File No.:
       333-04999) filed on September 24, 1996.

(8)    Incorporated by reference to Post-Effective Amendment No. 22 (File No.:
       333-146507) filed on 4/1/14.

(9) Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No.: 333-146507) filed on April 2, 2013.

(10) Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6 (File No.: 033-77496) filed on April 26, 2007.

(11) Incorporated by reference to Post-Effective Amendment No. 16 on From N-6 (File No.: 333-146507) filed on April 1, 2011.

(12)    Incorporated by reference to Registration Statement on Form N-4 (File
       No.: 333-147673) filed on November 28, 2007.

(13) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No.: 333-181796) filed on August 6, 2013.

(14) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No.: 333-146507) filed on April 3, 2012.

Item 27. Directors and Officers of the Depositor

Name                        Positions and Offices with Directors
-------------------------   ------------------------------------------------------
Dennis R. Glass**           President and Director
Jeffrey D. Coutts**         Senior Vice President, Treasurer
Mark E. Konen***            Executive Vice President and Director
Keith J. Ryan*              Vice President and Director
Charles A. Brawley, III**   Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***          Executive Vice President, Chief Investment Officer and Director
Randall Freitag**           Executive Vice President, Chief Financial Officer and
                            Director
Charles C. Cornelio***      Executive Vice President, Chief Administrative Officer and
                            Director

* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

**   Principal business address is 150 North Radnor Chester Road, Radnor, PA
     19087



***  Principal business address is 100 North Greene Street, Greensboro, NC
     27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant


Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (13)


Item 29. Indemnification


(a) Brief description of indemnification provisions:

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.


Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30. Principal Underwriter

(a) Lincoln Financial Distributors, Inc. is the Principal Underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

(b) Following are the Officers and Directors of Lincoln Financial
Distributors, Inc.:


Name                      Positions and Offices with Underwriter
-----------------------   ------------------------------------------------------
Wilford H. Fuller*        President, Chief Executive Officer and Director
Patrick J. Caulfield**    Vice President and Chief Compliance Officer, Senior
                          Counsel
Ronald W. Turpin***       Assistant Vice President, Interim Chief Financial
                          Officer
Nancy A. Smith*           Secretary
Joel Schwartz*            Senior Vice President and Director
Jeffrey D. Coutts*        Senior Vice President, Treasurer
Thomas O'Neill*           Senior Vice President, Chief Operating Officer, and
                          Director

* Principal Business address is 150 North Radnor Chester Road, Philadelphia, PA 19102

** Principal Business address is 350 Church Street, Hartford, CT 06103

*** Principal Business address is 1300 South Clinton Street, Ft. Wayne, Indiana 48602-3506

(c) N/A


Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account JF-A, has caused this Post-Effective Amendment No. 9 to the Registration Statement (File No.:
333-144274; 811-4160; CIK No. 000757552) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina on the 25th day of April, 2014. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

..

                     LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A (REGISTRANT)


                     By             /s/ Michael L. Parker
                       --------------------------------------------------
                        Michael L. Parker
                        Vice President
                        The Lincoln National Life Insurance Company




                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                     (DEPOSITOR)



                     By             /s/ Michael L. Parker
                       --------------------------------------------------
                        Michael L. Parker
                        Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement (File No.: 333-144274; 811-4160; CIK No. 000757552) on Form N-6 has been signed below on April 25, 2014, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass *
------------------------------                     President and Director
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------                     Executive Vice President; Chief Administrative Officer
Charles C. Cornelio                                and Director

/s/ Ellen G. Cooper *
------------------------------                     Executive Vice President, Chief Investment Officer and
Ellen G. Cooper                                    Director

/s/ Randal J. Freitag *
------------------------------                     Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen *
------------------------------                     Senior Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan *
------------------------------                     Vice President and Director
Keith J. Ryan




* By              /s/ John L. Reizian
      --------------------------------------------
      John L. Reizian
      Attorney-in-Fact, pursuant to a Power-
      of-Attorney filed with this Registration
      Statement

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592
Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585
Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410
Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412
Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128,
333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796;
333-191329; 333-192303; 811-08557
Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235,
333-145239; 333-188891; 811-08579
Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275;
811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618;
811-01434
Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615;
811-05721
Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897;
333-172328; 333-174367; 333-181612; 333-186894; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569
Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855
Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188 Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779
Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.


SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass
------------------------------                     President and Director
Dennis R. Glass

/s/ Charles C. Cornelio
------------------------------                     Executive Vice President; Chief Administrative Officer
Charles C. Cornelio                                and Director

/s/ Ellen Cooper
------------------------------                     Executive Vice President, Chief Investment Officer
Ellen Cooper                                       and Director

/s/ Randal J. Freitag
------------------------------                     Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen
------------------------------                     Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan
------------------------------                     Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
------------------------------------

Delson R. Campbell

/s/ Scott C. Durocher
------------------------------------
Scott C. Durocher

/s/ Kimberly A. Genovese
------------------------------------
Kimberly A. Genovese

/s/ Daniel P. Herr
-------------------------------------
Daniel P. Herr

/s/ Donald E. Keller
----------------------------------
Donald E. Keller

/s/ Brian A. Kroll
------------------------------------
Brian A. Kroll

/s/ John L. Reizian
------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
------------------------------------
Lawrence A. Samplatsky

/s/ Stephen R. Turer
------------------------------------
Stephen R. Turer

/s/ John D. Weber
------------------------------------
John D. Weber

Version dated: October 2013